UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )
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Filed by a Party other than the Registrant  ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
PENN ENTERTAINMENT, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2024

Notice of annual meeting
and proxy statement

PENN
ENTERTAINMENT

2 PROXY STATEMENT - 2024
A LETTER TO OUR SHAREHOLDERS
Dear Fellow Shareholders:
I am proud of the significant operational and financial milestones PENN Entertainment achieved in 2023 as our brands and businesses further evolved to meet the needs of our growing customer base. We executed across our retail footprint, transformed our digital business, invested in high growth projects, pioneered new technology, and advanced our corporate social responsibility (“CSR”) priorities. Our performance is underpinned by our talented team’s unwavering dedication to delivering superior integrated entertainment, casino and online sports betting and gaming experiences to our customers.
Best-in-Class Retail Operations Empower Our Growth Strategy
The continued strength and health of our retail business was evident in 2023, as we generated more than $2 billion in property-level EBITDAR. We delivered on our strategic targets and met our margin goals, all while navigating an uncertain macroeconomic environment. Led by our best-in-class operators, our regional gaming assets continue to deliver impressive and consistent results, providing a foundation for growth initiatives that are key to our long-term omnichannel strategy.
In 2023, we broke ground on four exciting new retail growth projects with an estimated overall budget of approximately $850 million. We are expanding our offerings at two of our best performing properties, Hollywood Columbus in Ohio and the M Resort in Las Vegas, Nevada, with the addition of a hotel at Columbus and a second hotel tower at the M Resort. In the Chicagoland market, we are relocating our riverboat licenses in Aurora and Joliet to create new best-in-class regional destinations in superior locations. We expect to complete these projects in the first half of 2026 and anticipate that expanding and modernizing these key properties will generate a strong return on our investment and create long-term value for our shareholders.
Transformative Strategic Alliance with ESPN Expands Our Value Proposition
After thoughtful deliberation and consideration of various alternatives by our Board, we made a significant pivot in our digital strategy in 2023, leading to our exclusive strategic alliance with ESPN, the undisputed leader in U.S. sports media. This transformative deal and the subsequent launch of ESPN BET™ last November, in alliance with ESPN, has already propelled our online business, delivering impressive download volumes, new registrations, and betting activity. While we are still in the early innings, ESPN BET is helping us reach new demographics of sports fans and grow the overall sports betting market in the U.S. We are now live in 18 states, and ESPN BET will be available to approximately 46% of the U.S. population following our launch in New York, which is expected in the second half of 2024. The early success of ESPN BET has also expanded our digital database by over 50% and bolstered our Hollywood-branded iCasino business through in-app cross-sell opportunities. We continue to see a growing convergence between sports media and sports betting, and our alliance with ESPN provides us with a compelling opportunity to fully capitalize on our investments in technology to create a differentiated sports betting and media experience, a truly unique and seamless value proposition for sports fans.
While we are pleased with the early ESPN BET adoption and engagement results, our primary focus in 2024 will be expanding our product offerings and introducing bespoke features to deliver a best-in-class experience for ESPN BET users. This will come from a combination of deep media and fantasy app integrations with ESPN, something no competitor in the industry can replicate, coupled with more expansive parlay and same game parlay offerings and an enhanced Hollywood-branded iCasino product. Strong execution in these areas will result in higher retention, share of wallet and spend per user.
Our Technology Investments and Growing Database Bolster Our Omnichannel Growth Strategy
Prior to the ESPN BET launch, our Interactive division achieved a major milestone in July with the full-scale migration of our U.S. online business to our proprietary technology platform. We acquired this technology platform in connection with our acquisition of theScore in 2021 and subsequently went live in 2022 in Ontario with strong results under theScore BET® brand. This seamless technology migration in the U.S. marked the culmination of a multi-year effort to bring all aspects of our North American online sports betting and iCasino operations in-house, and it would not have been possible without our strong team of talented engineers and product managers. Operating on our own technology has improved our efficiency, streamlined our ability to quickly introduce new features, and most importantly, provided us with complete control over our product roadmap as we work with ESPN to provide a best-in-class, fully integrated media and betting experience.

PROXY STATEMENT - 2024 3
A LETTER TO OUR SHAREHOLDERS

The launch of ESPN BET has further bolstered our industry-leading loyalty program, PENN Play™, which now includes more than 29 million members. Nearly one third of new customers acquired through the initial launch of ESPN BET are located within 50 miles of one or more of our 43 properties – underpinning the advantages of our omnichannel-focused strategy. Our investments in technology have also led to the success of our market leading 3C’s (cashless, cardless, contactless) offering, which is now deployed at 21 properties across the nation, representing approximately 70% of our retail EBITDAR.
World-Class Technology Leadership Team and Valuable Board Refreshment
To help accelerate our technology and product improvements, we recently announced the hiring of Aaron LaBerge as the Company’s first-ever Chief Technology Officer. Mr. LaBerge brings more than 20 years of experience at The Walt Disney Company, most recently serving as President and Chief Technology Officer for both Disney Entertainment and ESPN. In his new role, he will be responsible for driving technology strategy and execution for PENN, while leading a multinational team of technologists and serving as the key business leader for the Company’s Interactive division. To help guide and inform our growing technology initiatives, we recently appointed Anuj Dhanda as an independent director. Mr. Dhanda serves as EVP, Chief Technology & Transformation Officer for Albertsons Companies, and he brings extensive technology, cybersecurity and business transformation experience to our Board.
Focused on Driving Sustainable Shareholder Value Creation
Our Company has a long-term track record of creating shareholder value through a relentless focus on delivering best-in-class margins, accretive M&A, organic growth and return on invested capital. While we are disappointed with our recent stock performance, we remain confident that the strategic investments we have made in our Interactive business, together with our four retail growth projects, are key to fortifying our omnichannel strategy, providing us with a solid foundation for future growth and long-term shareholder value.
Lastly, our Company’s success relies on the quality and development of our over 23,000 team members and our reputation as a well-regarded member of the communities in which we operate. I’m extremely proud of the strides we have collectively made to further our CSR objectives. Across the Company we donated more than $8 million in support of local charities and veterans-focused organizations in 2023, and our team members throughout North America volunteered over 9,500 hours with organizations that serve our local communities. We also continued to advance our sustainability initiatives by completing our first Scope 3 greenhouse gas emissions inventory, one of the many steps we are taking to ensure that we remain good stewards of our planet’s natural resources.
On behalf of myself, our Board and our leadership team, I would like to thank you, our valued shareholders, for your continued investment, support and confidence. 2024 is sure to be another exciting year at PENN Entertainment.
Sincerely,

Jay Snowden CEO & President

4 PROXY STATEMENT - 2024
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME Tuesday, June 4, 2024 10 a.m. Eastern Time	LOCATION Live webcast accessible at: www.virtualshareholdermeeting .com/PENN2024	RECORD DATE April 5, 2024
Voting Matters
At or before the 2024 Annual Meeting of Shareholders (“Annual Meeting”), we ask that you vote on the following items:
PROPOSAL	BOARD VOTE RECOMMENDATION	PAGE REFERENCE
Proposal 1: Election of Class I Directors	FOR each Nominee	20
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	42
Proposal 3: Advisory Vote to Approve the Compensation of Named Executive Officers	FOR	87

PROXY STATEMENT - 2024 5
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
YOUR VOTE IS IMPORTANT — HOW TO VOTE:
VIA THE INTERNET Go to www.proxyvote.com, available 24/7	BY TELEPHONE Use the toll-free number shown on your Proxy Card or Voting Instruction Form and follow the recorded instructions
BY MAIL Mark, sign, date and return the enclosed Proxy Card and related instructions in the postage-paid envelope	DURING THE MEETING Vote through the virtual portal at www.virtualshareholdermeeting .com/PENN2024
Important Notice Regarding the Availability of Proxy Material for the Annual Meeting to be Held on June 4, 2024.
Please note that we are furnishing proxy materials and access to this Proxy Statement to our shareholders via our website instead of mailing printed copies. This reduces our impact on the environment and helps us save costs.
Beginning on April 23, 2024, we will make available to each of our shareholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy materials and vote online. If you attend the Annual Meeting virtually, you may withdraw your proxy and vote online during the Annual Meeting.
Your vote is important. We encourage you to vote promptly, regardless of whether you plan to attend the Annual Meeting.
By Order of the Board of Directors,

Christopher Rogers
Executive Vice President, Chief Strategy Officer and Secretary
Wyomissing, Pennsylvania, April 23, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 4, 2024: Our Proxy Statement and 2023 Annual Report are available free of charge on our website at https://investors. pennentertainment.com/reports-filings/sec-filings. In addition, our shareholders may access this information, as well as submit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

6 PROXY STATEMENT - 2024
Director Qualification and Selection Process	28
Shareholder Outreach and Engagement	39
Director Stock Ownership Guidelines	44
Peer Group	56
Stock Ownership Guidelines for Senior Management	68
Pay Versus Performance	80

PROXY STATEMENT - 2024 7
Special Note Regarding Forward-Looking Statements
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as “expects,” “believes,” “estimates,” “projects,” “intends,” “plans,” “goal,” “seeks,” “may,” “will,” “should,” or “anticipates” or the negative or other variations of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Specifically, forward-looking statements include, but are not limited to, statements regarding: future revenue and Adjusted EBITDAR; the Company’s expectations of future results of operations and financial conditions, the scale and timing of the Company’s product and technology investments; the Company’s expectations regarding results, and the impact of competition, in retail/mobile/online sportsbooks, iCasino, social gaming, and retail operations; the Company’s development and launch of its Interactive segment’s products in new jurisdictions and enhancements to existing Interactive segment products, including features and content for the ESPN BET and theScore Bet; the benefits of the Sportsbook Agreement between the Company and ESPN; the Company’s expectations regarding its Sportsbook Agreement with ESPN and the future success of its products; the Company’s expectations with respect to the integration and synergies related to the Company’s integration of theScore and the continued growth and monetization of the Company’s media business; the Company’s expectations with respect to the ongoing introduction and the potential benefits of the cashless, cardless and contactless (3C’s) technology; and the Company’s development projects. Such statements are all subject to risks, uncertainties and changes in circumstances that could significantly affect the Company’s future financial results and business. Accordingly, the Company cautions that the forward-looking statements contained herein should not be unduly relied upon and are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the U.S. Securities and Exchange Commission. The Company does not intend to update publicly any forward-looking statements except as required by law. Considering these risks, uncertainties and assumptions, the forward-looking events discussed in this Proxy Statement may not occur.

8 PROXY STATEMENT - 2024
PROXY STATEMENT SUMMARY
About the 2024 Annual Meeting of Shareholders
DATE AND TIME Tuesday, June 4, 2024 10 a.m. Eastern Time	LOCATION Live webcast accessible at: www.virtualshareholdermeeting .com/PENN2024	RECORD DATE April 5, 2024
Voting Matters
At or before the 2024 Annual Meeting of Shareholders (“Annual Meeting”), we ask that you vote on the following items:
PROPOSAL	BOARD VOTE RECOMMENDATION	PAGE REFERENCE
Proposal 1: Election of Class I Directors	FOR each Nominee	20
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	42
Proposal 3: Advisory Vote to Approve the Compensation of Named Executive Officers	FOR	87
YOUR VOTE IS IMPORTANT — HOW TO VOTE:
VIA THE INTERNET Go to www.proxyvote.com, available 24/7	BY TELEPHONE Use the toll-free number shown on your Proxy Card or Voting Instruction Form and follow the recorded instructions
BY MAIL Mark, sign, date and return the enclosed Proxy Card and related instructions in the postage-paid envelope	DURING THE MEETING Vote through the virtual portal at www.virtualshareholdermeeting .com/PENN2024

PROXY STATEMENT - 2024 9
PROXY STATEMENT SUMMARY
General
The board of directors (the “Board of Directors” or “Board”) of PENN Entertainment, Inc. (“PENN Entertainment,” “PENN,” “the Company,” “we,” “us” and “our”) is soliciting proxies to be voted at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”). This proxy statement (the “Proxy Statement”) provides the information shareholders need to know to vote by proxy or in person (virtually) at the Annual Meeting.
Shareholders do not need to attend (virtually) the Annual Meeting to vote. If, at the close of business on April 5, 2024, you were a shareholder of record or held shares through a broker, bank or other nominee, you may vote your shares by proxy via the Internet, by telephone or by mail. For shares held through a broker, bank or other nominee, you may vote by submitting voting instructions to your broker, bank or other nominee. Please refer to information from your broker, bank or other nominee on how to submit voting instructions.
The Annual Meeting will be a “virtual meeting” of shareholders, which will be conducted exclusively online via audio webcast. You will be able to attend the virtual meeting online by visiting www.virtualshareholdermeeting.com/PENN2024. You also will be able to vote your shares electronically at the virtual meeting. PENN Entertainment believes that hosting a virtual meeting will enable greater shareholder attendance and participation. Importantly, the virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Additional information about how to vote and participate at our virtual meeting can be found at the end of this Proxy Statement under “About the Meeting: Questions and Answers.”
PENN Entertainment is utilizing the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, we mailed to our shareholders a Notice Regarding the Availability of Proxy Materials (the “Notice of Availability”) instead of a paper copy of the proxy materials (including the proxy card (the “Proxy Card”), the Proxy Statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (“2023 Annual Report”)) on or about April 23, 2024. We also provided access to our proxy materials over the Internet beginning on that date. The Notice of Availability contained instructions on how to access the Proxy Statement and the 2023 Annual Report and how to vote online or by toll-free number. After receiving the Notice of Availability, all shareholders can access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Additionally, shareholders can access a copy of the proxy materials at www. proxyvote.com.

10 PROXY STATEMENT - 2024
PROXY STATEMENT SUMMARY
Our Company

OUR COMPANY

PENN Entertainment, Inc., (Nasdaq: PENN), is North America's leading provider of integrated entertainment, sports content and casino gaming experiences. Through strategic partnerships and a deep commitment to good corporate citizenship, PENN provides an innovative omnichannel entertainment experience for a diverse set of customers across North America.

PENN operates 43 properties in 20 states, online sports betting in 19 jurisdictions and iCasino in five jurisdictions, under a portfolio of well-recognized brands, including Hollywood Casino®, L'Auberge®, ESPN BET™ and theScore Bet Sportsbook and Casino®.

- CASINOS & RACETRACKS
- HOTELS & RESORTS
- SPORTS BETTING
- ONLINE GAMING
- ENTERTAINMENT
- MEDIA

29M+ PENN's industry-leading PENN Play™ customer loyalty program offers its over 29 million members a unique set of rewards and experiences across all of our various products and offerings.

10 Consecutive years ranked in the top two as "Employer of First Choice" in Bristol Associates-Spectrum Gaming's Executive Satisfaction Survey.

PENN PLAY

Media	Casinos & Racetracks	Sports Betting	Online Gaming
theScore	Hollywood Casino, Ameristar, L'auberge, M Resort · Spa · Casino	ESPN BET, theScore BET	Hollywood Casino

ESPN & theScore	BEST-IN-CLASS REGIONAL CASINOS	CUTTING-EDGE TECHNOLOGY
Leveraging leading sports media brands to expand our digital footprint through organic cross-sell opportunities	Leading properties in a geographically diversified portfolio creates sustained customer engagement and loyalty	Fully integrated sports media, sports betting and iCasino platforms drive growth and customer retention

PROXY STATEMENT - 2024 11
PROXY STATEMENT SUMMARY
2023 Performance Highlights
2023 was a year of significant operational and financial achievements for PENN. Our retail business achieved strong property-level margins, generating more than $2 billion in property-level EBITDAR, and we broke ground on all four of our exciting retail growth projects in Illinois, Ohio and Nevada. Our regional gaming assets delivered impressive results, providing a foundation for growth initiatives in our Interactive segment and facilitating our long-term omnichannel strategy.
It was also a transformative year for our Interactive division. In July, we successfully completed a full-scale migration of our online sports betting business to our proprietary technology platform across 17 states. Importantly, this migration provides us with full control of our product and technology roadmap, allowing us to quickly introduce enhancements for our Interactive offerings while maximizing cross-sell opportunities with our retail business. Then, in August, we entered into a long-term strategic alliance with ESPN, Inc. and ESPN Enterprises, Inc. (together, “ESPN”), the undisputed leader in U.S. sports media, securing the exclusive right to use the ESPN brand for our U.S. online sports betting offering. Finally, in November, we successfully completed a rebrand of our online sports betting product and launched ESPN BET across 17 states to very strong customer demand.
We are constantly looking for new strategic opportunities to drive long-term shareholder value, as demonstrated through our transformative alliance with ESPN and our four exciting retail growth projects in Illinois, Ohio and Nevada, which are all set to open by 2026. The continued strength of our retail business provides us with a solid foundation to strategically deploy capital into our high-growth digital business, which is a critical element of our value creation strategy. To this end, our ability to accelerate growth by leveraging the leading sports media brands in the United States (ESPN) and Canada (theScore) is key to our omnichannel strategy, positioning us to significantly expand our digital footprint and efficiently grow our customer base across our retail, Interactive and entertainment verticals.
Looking ahead, we believe that our media and content ecosystem, together with our retail, online sports betting and online gaming channels, position PENN for growth and strengthen our position as a leading North America gaming operator. In 2024, we remain focused on maximizing the value-creation opportunities presented by our omnichannel strategy, leveraging innovative new integrations with ESPN and launching ESPN BET in new jurisdictions, including North Carolina (in March) and New York (later this year). We will also continue to focus on reimagining our properties through the use of new technologies and strategic capital deployment, which will allow us to further enhance customer experiences and better appeal to our growing digital customer database.

(1)	Reflects sum of Adjusted EBITDAR for our retail operating segments (Northeast, Midwest, South, West).
(2)	Reflects the sum of total revenues for our retail operating segments (Northeast, Midwest, South, West).
(3)	Property-level margin is property-level Adjusted EBITDAR divided by total retail revenue.

12 PROXY STATEMENT - 2024
PROXY STATEMENT SUMMARY
Our Board of Directors
Our Board is composed of highly experienced directors who have led, advised, and established leading organizations and institutions. Our directors have the experience and skill sets that collectively add significant value to the strategic decisions made by the Company, and which enable them to provide oversight of management to ensure accountability to our shareholders. We believe our Board possesses the right balance between long-term understanding of our business and fresh external perspectives. With the addition of three new directors in the last four years, we have ensured diversity of backgrounds and perspectives within the boardroom. In addition to demographic diversity, our directors have extensive backgrounds as entrepreneurs, operational, financial and technology experts, investors, advisors, and public company and nonprofit board members.
Snapshot of Board Profile and Diversity

(1)
PENN Entertainment’s Board and Committee leaders are: (i) Jane Scaccetti (Audit Committee Chair); (ii) Barbara Shattuck Kohn (Compensation Committee Chair); (iii) Marla Kaplowitz (Nominating and Corporate Governance Committee Chair); (iv) Thomas Auriemma (Compliance Committee Chair); (v) Barbara Shattuck Kohn (Lead Independent Director); and (vi) David Handler (Board Chair). Each of these Board and Committee leaders are independent directors except for Mr. Auriemma who serves as an independent non-director member of the Compliance Committee. Mr. Auriemma is the Company’s former Vice President, Chief Compliance Officer and former Director of the Division of Gaming Enforcement in New Jersey, with over 30 years of experience as a gaming regulator in the State of New Jersey.

(2)	As self-identified.
(3)	Each graphic above excludes John Jacquemin, who is not standing for re-election at our 2024 Annual Meeting.

PROXY STATEMENT - 2024 13
PROXY STATEMENT SUMMARY
Board and Committee Membership
BOARD OF DIRECTORS	AGE (1)	DIRECTOR SINCE	INDEPENDENT	AUDIT	COMPENSATION	NOMINATING AND CORPORATE GOVERNANCE	COMPLIANCE (2)	# OF OTHER PUBLIC COMPANY BOARDS
Vimla Black-Gupta	54	2021	Y					0
Anuj Dhanda	61	2024	Y					1
David Handler (3)	59	1994	Y					0
Marla Kaplowitz	58	2020	Y					0
Ronald Naples	78	2013	Y					0
Saul Reibstein	76	2011	Y					1
Jane Scaccetti	70	2015	Y					0
Jay Snowden (4)	48	2019	N					0
Barbara Shattuck Kohn	73	2004	Y					1
Member	Chair	Audit Committee Financial Expert
(1)	Ages as of our 2024 Annual Meeting.
(2)
The Compliance Committee is chaired by an independent non-director member, Thomas N. Auriemma. Mr. Auriemma is the Company’s former Vice President, Chief Compliance Officer and former Director of the Division of Gaming Enforcement in New Jersey, with over 30 years of experience as a gaming regulator in the State of New Jersey.

(3)	Mr. Handler has served as Board Chair since 2019.
(4)	Mr. Snowden serves as our Chief Executive Officer and President.
(5)	Mr. Jacquemin is not standing for re-election at our 2024 Annual Meeting. Our Board will be reduced to nine directors effective as of our 2024 Annual Meeting.
(6)	This table reflects Committee assignments as of our 2024 Annual Meeting.

14 PROXY STATEMENT - 2024
PROXY STATEMENT SUMMARY
Director Qualifications, Skills and Experience
PENN’s Board believes that having a diverse mix of directors with complementary qualifications, skill sets and attributes is essential to meeting its oversight responsibility. The table below summarizes the key qualifications, expertise and attributes possessed by one or more of PENN’s directors that are of particular relevance to the Company’s business, strategy and risk management structure, but does not encompass all qualifications, expertise and attributes of the Board. These factors were considered by the Nominating and Corporate Governance Committee and the Board in connection with this year’s director nomination process.

The above table of qualifications, skills and experience excludes Mr. Jacquemin, who is not standing for re-election at our 2024 Annual Meeting.

PROXY STATEMENT - 2024 15
PROXY STATEMENT SUMMARY
Corporate Governance Highlights
CORPORATE GOVERNANCE BEST PRACTICES
ROBUST BOARD AND COMMITTEE COMPOSITION
• Independent Board Chair
• Separate lead independent Director role
• All Directors (except CEO) are independent
• Each member of our Audit Committee qualifies as an “audit committee financial expert” as defined by the
SEC
• All Committees comprised solely of independent members

REFRESHED AND DIVERSE BOARD
• Ongoing and thoughtful Board and Committee refreshment
• Three new independent directors appointed in the last four years with extensive marketing, strategy, technology, media, cybersecurity and digital transformation experience to effectively oversee growth strategy
• 67%(1) diverse Board based on gender, race/ethnicity and LGBTQ+ identity
• 4 out of 6 board leadership roles are held by women

ALIGNMENT WITH SHAREHOLDER INTERESTS
• Annual say-on-pay vote
• One class of common stock with equal voting rights
• Shareholder engagement program is overseen by the Nominating and Corporate Governance Committee, with engagement efforts led by our Board Chair and the Chairs of our Compensation
Committee and Nominating and Corporate Governance Committee
• Robust stock ownership guidelines for executives and directors
• Policies prohibiting hedging and pledging of PENN securities

EFFECTIVE RISK OVERSIGHT
• Quarterly review of the Company’s risk profile, including risks associated with cybersecurity, human capital management, DE&I, climate change and sustainability
• Compliance Committee with broad authority, comprised of independent directors and external non-
director compliance professional
• Cybersecurity oversight by Board and Audit Committee
• Independent directors meet regularly without management
• The Compliance Committee receives quarterly updates on whistleblower matters
• Comprehensive new director onboarding and continuing education program

SUCCESSION PLANNING
• Extensive CEO and executive leadership succession planning
• Robust director succession planning with focus on Board candidates with diverse experience, skills, background, race/ethnicity and gender
• Annual Board and Committee self-evaluations

(1)	Excludes Mr. Jacquemin, who is not standing for re-election at our 2024 Annual Meeting.

16 PROXY STATEMENT - 2024
PROXY STATEMENT SUMMARY
Off-season Shareholder Outreach and Engagement
Our Board considers shareholder feedback as a critical input in our annual corporate governance and executive compensation review process to promote transparency, develop a better understanding of shareholder perspectives, and support Board accountability. We maintain an active bi-annual, broad-based shareholder engagement program, which is led by our Board Chair and the Chairs of our Compensation Committee and Nominating and Corporate Governance Committee, to solicit shareholder insights and feedback on a range of topics, including strategic priorities, capital allocation, corporate governance, executive compensation, and sustainability initiatives, as well as on other topics of importance to our shareholders. Perspectives of our shareholders are shared with relevant Committees and the full Board and inform the Board meeting agendas throughout the year.
OUTREACH		ENGAGED		DIRECTOR LED
57%	Contacted shareholders representing 57% of the Company’s outstanding shares during the off-season	47%	Engaged with shareholders representing 47% of the Company’s outstanding shares during the off-season	Engagement efforts led by our Independent Board Chair, Compensation Committee Chair and Nominating and Corporate Governance Committee Chair
Outstanding share ownership calculated as of September 6, 2023
Many shareholders who participated in the 2023 engagement meetings expressed appreciation of the Board’s thoughtful approach to shareholder dialogue and responsive actions adopted last year, including enhanced proxy disclosure and continued evolution of sustainability practices.
Key discussion topics:
• Corporate governance priorities	• Cybersecurity risk management
• Capital allocation strategy and strategic initiatives	• Executive compensation program
We are committed to maintaining high standards of corporate governance to promote long-term value creation, transparency and accountability to our shareholders. Proactively and in response to our shareholder priorities, we have adopted several governance, compensation and disclosure enhancements over the last three years.
RECENT GOVERNANCE ENHANCEMENTS (2023-2024)
• In early 2024, appointed Mr. Dhanda, a highly qualified independent director with extensive technology, cybersecurity and business transformation experience, to support our strategy of leveraging PENN’s significant reach to expand our digital footprint, drive our omnichannel strategy and efficiently grow and monetize our customer ecosystem
• Transitioned 2024 executive performance-based equity award program design to a 3-year performance period with 70% weighting allocation to financial metrics and made consistent changes to the final unvested portions of the 2023 and 2022 equity grants (covering the two and one-year remaining periods, respectively)
• Enhanced proxy disclosure around long-term incentive program metrics and earned performance-based equity awards for the last three performance cycles
• Established carbon abatement targets for 2024 and beyond

ROBUST TRACK RECORD OF PROACTIVE GOVERNANCE CHANGES (2021-2022)
• Updated the Nominating and Corporate Governance Committee Charter to require an annual review of each director's independence to ensure recommendations are made to the Board based on annual findings
• Diversified performance metrics for the short- and long-term compensation plans
• Formalized shareholder engagement effort into a biannual shareholder engagement program overseen by the Nominating & Corporate Governance Committee
• Enhanced ESG practices and reporting:
  • Published EEO-1 data and the first SASB report
  • Finalized Scope 1 and 2 carbon emissions assessment
• Established mandatory company-wide DE&I training for all employees
• PENN Interactive received the RG Check iGaming Accreditation from the Responsible Gambling Council (“RGC”), becoming the first U.S. operator to voluntarily undergo this process, which is widely regarded as one of the most comprehensive responsible gambling accreditation programs in the world
• Amended stock ownership guidelines for our executive officers to increase holding requirements from 5x to 6x base salary for the CEO and to align all other NEOs at 3x base salary
• Appointed Ms. Black-Gupta, a highly-qualified independent director with extensive marketing, strategy, media, and digital transformation experience, to support our strategy of offering integrated entertainment, sports content and casino gaming experiences

PROXY STATEMENT - 2024 17
PROXY STATEMENT SUMMARY
Environmental Sustainability, Social Responsibility and
Corporate Governance Highlights

PLANET We're dedicated to safeguarding our natural resources	PEOPLE We’re committed to DE&I	COMMUNITY We’re challenging conventions in our communities
• Established inaugural carbon abatement targets to reduce Scope 1 and 2 GHG emissions by 25% by 2030.
• Updated our Scope 1 and 2 greenhouse gas inventory and completed our initial Scope 3 greenhouse gas inventory.
• Completed PENN’s inaugural CDP climate change disclosure.
• Alignment with the Casino and Gaming Industry standard of the Sustainability Accounting Standards Board (“SASB”) reporting framework.
• Alignment with the Task Force on Climate-Related Financial Disclosures (“TCFD”) reporting framework.
• Procured 100% carbon-free energy for properties located in deregulated jurisdictions.
• Diverted from landfills over 4,300 tons of paper, bailed cardboard, scrap metal, glass, plastic and aluminum waste and recycled over 2,000 pallets. Our racetracks diverted over 42,000 tons of agricultural waste to local farms.
• LEED certification targeted for two of our current development projects.
• PENN’s properties increased their procurement of cage-free eggs and reduced-antibiotic turkey.

• New Diverse Vendor Incubator Program implemented to help our current vendors enhance their capacity and grow their businesses.
• Exceeded our goals for diverse vendor procurement, with a total spend of over $108M – a 70% increase in companywide diverse spend since implementation of our program in 2020.
• Launched our new PENN Women initiative which is intended to increase inclusivity and provide allies and mentorship at all levels of our workforce.
• Expanded our talent development offerings in 2023 with the following pilot programs: HR Business Partner Cohort, Mentor Program, Early Career Leadership Academy and Mid-Career Leadership Academy, while relaunching our Gaming and Hospitality Cohorts.

• Our team members provided over 9,500 volunteer hours to help those in need.
• Created military scholarships at Penn State Berks and Alvernia University to help student veterans and active-duty military students in need of financial support to pursue their educational goals.
• Expect to create approximately 1,500 permanent jobs and 1,750 construction jobs as a result of our 4 retail growth projects, which all broke ground in 2023.
• Companywide we donated over $8M in support to local charities and veteran focused organizations and generated over $17 million in economic development grants.

PENN CARES FOR OUR PEOPLE, OUR COMMUNITIES, AND OUR PLANET

PENN Entertainment is deeply committed to good corporate citizenship and serving as a socially responsible partner to our team members, communities and customers. The Nominating and Corporate Governance Committee oversees sustainability risks and initiatives which includes environmental and social responsibility, talent strategy and culture, and our DE&I initiatives.

18 PROXY STATEMENT - 2024
PROXY STATEMENT SUMMARY
Awards and Recognitions

America's Best Employers for Diversity — 2021, 2022, 2023
America's Best Large Employers for 2023
America's Best in-State Employers for PA

America's Greatest Workplaces for Diversity in 2024
America's Greatest Workplaces for 2023

Time Magazine's list of World's Best Companies for 2023

Honored at the 2023 Women's Forum Breakfast of Corporate Champions

Featured in Diversity Professional for industry leading DE&I platform

Named a Certified Age-Friendly Employer in 2022

PENN Named to inaugural Alliance for Global Inclusion Index. Highlighted with case study by Alliance for Global Inclusion

Ranked #4 in the gaming industry for Diversity, Equity, Inclusion and Belonging by the All-in Diversity Project Index 2022

PENN Interactive Named one of the best places to work in 2023 by Top Workplaces USA

theScore Named:
One of the Best Workplaces in Canada 2023
One of the Best Workplaces in Ontario 2023
Great Places to Work for Mental Wellness 2023

You can read more about the many ways we are continuing to care for our people, our communities and the planet in our 2023 Corporate Social Responsibility Report on our website at https://www.pennentertainment.com/corporate-responsibility. Our most recently filed EEO-1 survey data is available at https://www.pennentertainment.com/Corporate-Responsibility/People. This information is provided for convenience only and the 2023 Corporate Social Responsibility Report, the EEO-1 survey data, and the website references throughout this Proxy Statement are not incorporated by reference in, and do not form a part of, this Proxy Statement.

PROXY STATEMENT - 2024 19
PROXY STATEMENT SUMMARY
Executive Compensation
Significant portion of our target executive compensation is at risk. In 2023, 90% of our Chief Executive Officer’s total target compensation and 80% (on average) of our other Named Executive Officers’ total target compensation was at risk, subject to achievement of pre-set performance goals or tied to our long-term stock price performance.
2023 Target CEO Compensation	2023 Average Other NEOs Target Compensation

*
The above pie charts reflect the target percent values of new incentives awarded in 2023. These percent values vary somewhat from the grant values reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table in the CD&A section below, because the values in those tables include portions of performance-based equity awards that reflect awards originally made in 2021, 2022, and 2023 (consistent with SEC disclosure rules).

2023 PAY AND PERFORMANCE ALIGNMENT
• In alignment with our commitment to a pay-for-performance philosophy, a significant portion of target executive compensation is at risk, delivered in the form of annual incentives, and long-term equity incentives.
• Following market-based compensation adjustments approved for our CEO and other NEOs for 2023, the regular rate of our target annual executive compensation levels remained slightly below the peer group median.
• Our short- and long-term incentives were earned at 99.1% and 108.1% of target, respectively, in alignment with our strong 2023 financial and operational performance results, which included successful implementation of financial and omnichannel initiatives prior to the unanticipated change in strategy related to our transformative strategic alliance with ESPN, resulting in the launch of ESPN BET in November 2023.
• Realizable compensation for 2023 was 64% of target compensation levels, reflecting the alignment of our executive pay opportunities with company performance. In response to input from shareholders in our engagement sessions, we enhanced this year’s disclosure of the performance metrics to detail threshold, target and maximum performance levels and achieved results.
• Additionally, in response to our shareholder preferences, we adopted a three-year performance cycle for the 2024 performance-based equity awards, with pre-determined rigorous financial performance metrics accounting for 70% of the overall metrics and the remaining 30% allocated to key quantitative operational targets. Similarly, we have applied the same multi-year performance metrics to the 2024 – 2025 outstanding portion of the 2023 performance-based equity awards.

20 PROXY STATEMENT - 2024

PROPOSAL 1:
ELECTION
OF CLASS I
DIRECTORS
Introduction
Our Board of Directors currently consists of ten members. John Jacquemin is not standing for re-election at our 2024 Annual Meeting, and as a result, our Board of Directors will be reduced to nine directors effective as of our 2024 Annual Meeting. The directors are organized into three classes, with each class elected to serve a three-year term.
At the Annual Meeting, shareholders will be asked to elect each of the three Class I directors to serve until the annual meeting of shareholders of the Company to be held in 2027 and until their respective successors are duly elected and qualified. Our Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated David Handler, Vimla Black-Gupta and Anuj Dhanda to serve as Class I directors. Each of the nominated persons currently serves as a member of the Board of Directors and has consented to being named in this Proxy Statement and to serve as a Class I director, if elected.
We believe that each of our Class I director nominees has the specific experience, qualifications, attributes, and skills necessary to serve as an effective director on our Board of Directors. A description of our process for identifying and evaluating director nominees, as well as our criteria for membership on our Board of Directors, is set forth under the heading “Director Candidate Qualification and Selection Process.”
Vote Required
Under our bylaws, the three nominees for Class I director receiving the highest number of votes cast will be elected. For purposes of the election of directors, withheld and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

PROXY STATEMENT - 2024 21
CLASS I DIRECTOR NOMINEES
Board Recommendation	OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH CLASS I DIRECTOR NOMINEE: (I) David Handler; (II) Vimla Black-Gupta; and (III) Anuj Dhanda

KEY SKILLS AND EXPERTISE:
• Financial (Capital Markets, Accounting & Tax): Acquired over his nearly 30-year career in investment banking with several leading global investment firms, where he successfully launched and expanded multiple technology sector groups. He most recently co-founded Tidal Partners, a strategic M&A advisory firm.
• Strategic Planning / M&A: Gained through decades of advising major technology companies on large- scale, high-profile and industry-defining transactions. Mr. Handler's long-term exposure to the gaming and technology industries, including opportunities created by emerging technologies, is an especially valuable asset to PENN, particularly as it relates to evaluating potential acquisitions in support of the Company's growth strategy.
• Technology / Digital: As a co-founder of an M&A advisory firm focused on the technology sector, Mr. Handler contributes to the Board deep strategic insights into the evolving and dynamic industry landscape, expertise in effective risk oversight and the ability to identify strategic opportunities for PENN's omnichannel growth strategy.

EXPERIENCE:
Tidal Partners – Co-Founder and Partner (2022-Present)
• Strategic M&A advisory firm focused on the technology industry
Centerview Partners – Partner, founding Head of the Technology Group (2008-2022)
• Investment banking and advisory firm
UBS – Managing Director, Co-Head of Americas Technology Investment Banking (2006-2009)
• Global investment bank
Bear Stearns & Company – Managing Director, Co-Head of Communications Technology Investment Banking (2000-2006)
• Specialized financial services company and investment bank
Jefferies – Managing Director, Head of New York Investment Banking (1995-2000)
• Investment banking and capital markets firm

David Handler
Class I Director (Independent) Age: 59 Director Since: 1994 Board Chair Since: 2019 Education: • NYU Stern School of Business: BA, Marketing • NYU Stern School of Business: MBA, Finance

KEY SKILLS AND EXPERTISE:
• Industry Experience (Gaming, Hospitality, Media): Acquired over Ms. Black-Gupta's more than 25- year executive career in global marketing roles, including as Global Chief Marketing Officer at Equinox. In this role, she led the enterprise-wide marketing strategy for over 300 equinox sport clubs and a pipeline of 10 lifestyle Equinox hotels with a focus on customer experience and digital engagement that successfully elevated the lifestyle brand, enhanced client loyalty and expanded omnichannel growth opportunities.
• Sales & Marketing: Developed through her multiple roles focused on the development and execution of marketing strategies and digital media engagement tactics for global consumer brands. This included overseeing a digital marketing strategy for the $1B Bobbi Brown Cosmetics brand in over 150 countries, strategically positioning marketing for Procter and Gamble’s Gillette Venus and Oral B brands, and pioneering the beauty industry's first digital channel launch in support of Estée Lauder's Bobbi Brown brand, as well as her current role as Co-Founder of Ourself, where she is driving proprietary innovation in Bio-Technology for the fast growing direct-to-consumer and professional brand.
• Strategic Planning / M&A: Obtained throughout numerous executive leadership roles, where Ms. Black-Gupta was responsible for strategy development and M&A initiatives, including at Estée Lauder, where she worked closely with the corporate development team to support the company's M&A strategy to fuel brand innovation and growth, and in her current role as Co-Founder and previously CEO of Ourself, where she oversaw go-to-market product and commercial strategy.

EXPERIENCE:
Ourself – Chief Executive Officer and Co-Founder (Co-Founder beginning 2021, CEO 2022-2024)
• An innovative skincare biotech skincare brand
Equinox Fitness Club and Hotel – Global Chief Marketing Officer (2017-2019)
• Luxury fitness company
Bobbi Brown Cosmetics – Senior Vice President of Global Marketing (2013-2017)
• Global premium beauty brand
Estée Lauder – Vice President Global Marketing Idea Bank (2008-2013)
• A multinational cosmetics company
Procter & Gamble – Global Marketing Director (2005-2007)
• Global consumer goods corporation
Various executive global marketing leadership roles for Gillette and Procter & Gamble – (1997-2005)

Vimla Black-Gupta
Class I Director (Independent)
Age: 54
Director Since: 2021
Committees:
• Compensation
• Nominating and Corporate Governance
Education:
• Duke University: BA
• Northwestern University's Kellogg School of Management: MBA

22 PROXY STATEMENT - 2024
CLASS I DIRECTOR NOMINEES

KEY SKILLS AND EXPERTISE:
• Technology / Digital: Obtained through numerous executive leadership roles with consumer- oriented and digitally-enabled businesses with responsibilities for technological transformation efforts, including customer digital engagement and intelligence, application, and supply chain modernization. At Albertsons Companies (NYSE: ACI), he led the shift to exclusively cloud-based operations and is currently focused on accelerating business growth through the use of AI. In recognition of his contributions to advancing the use of technology in business, Mr. Dhanda was inducted into the CIO Hall of Fame.
• Cybersecurity: Acquired through more than 15 years of service as Chief Information Officer with leading national retail and financial services companies, overseeing the security of IT architecture, application platforms and data, including in Mr. Dhanda’s current role with Albertsons Companies where he oversees the security and reliability of the payments platform that processes approximately $78 billion in sales.
• Strategic Planning / M&A: Gained by serving in strategic planning roles at JP Morgan (NYSE: JPM) and executive roles with PNC Financial Services Group (NYSE: PNC), which focused on leading business development in high potential markets and enterprise-wide transformation strategies. He played critical roles in leading business and technology functions across multiple mergers and acquisitions by PNC. At Albertsons Companies, Mr. Dhanda oversaw the post-acquisition integration of the company and Safeway to a common platform and is currently leading the Integration planning for Albertsons for their planned merger with Kroger.

EXPERIENCE:
Albertsons Companies, Inc. (NYSE: ACI) – EVP and Chief Technology and Transformation Officer (Since 2023), EVP and Chief Information Officer (2015-2022)
• Leading Fortune 100 grocery store chain
Giant Eagle, Inc. – SVP, Digital Commerce and Chief Information Officer (2013-2015)
• American supermarket chain
The PNC Financial Services Group, Inc. (NYSE: PNC) – EVP and CIO (2008-2013), SVP and CIO, PNC Bank (2005-2008), SVP and Manager, Eastern Markets (1997-1999), Small Business Lending (1995-1997)
• Diversified U.S.-based financial services institution
JP Morgan Chase & Co. (NYSE: JPM) (Formerly JP Morgan & Co.) – SVP, Marketing and Business Planning Manager, Consumer Bank (1992-1995), Strategic Planning Officer, Regional Banking Operations Division (1989-1992), Management Consultant, Retail Operations and Technology (1988-1989)
• Leading global financial services firm
Citigroup, Inc. (NYSE: C) – Management Consultant (1986-1987)
• Diversified financial services holding company

Anuj Dhanda
Class I Director (Independent)
Age: 61
Director Since: 2024
Committees:
• Compliance
Education:
• University of Delhi: BA, Commerce
• Rutgers University: MBA
• Rutgers University: PhD, Finance
Public Board Directorships:
• BlueLinx Holdings (NYSE: BXC)
(2023-Present)

Board Recommendation	OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH CLASS I DIRECTOR NOMINEE: (I) David Handler; (II) Vimla Black-Gupta; and (III) Anuj Dhanda

PROXY STATEMENT - 2024 23
CONTINUING DIRECTORS

KEY SKILLS AND EXPERTISE:
• Industry Experience (Gaming, Hospitality, Media) and Government Affairs: Gained over Ms. Kaplowitz's more than 35-year career in the media industry, including her current role as Chief Executive Officer of 4A's, a trade association for advertising agencies that serves corporate members representing more than 85% of total U.S. advertising spend. In her current role, Ms. Kaplowitz works closely with members of the U.S. Congress to address critical issues pertaining to the media and digital media industry and the industry's evolving regulatory landscape.
• Sales & Marketing: Acquired through her extensive career in marketing and communications, including executive leadership roles focused on identifying strategic growth areas to build consumer loyalty and strengthen brand equity. During Ms. Kaplowitz's nearly 25 years at media communication agencies, she led marketing campaigns for global high-profile brands across personal care, restaurant and financial services sectors. Ms. Kaplowitz has successfully guided clients through impacts of evolving technologies on consumer behavior, including risks and opportunities associated with digital consumer experiences, omnichannel growth strategies and data privacy risks.
• Sustainability: Obtained through her leadership roles in advertising, marketing and media that required understanding of the evolving impact of climate risks on various industries and evolving consumer preferences. Ms. Kaplowitz's work has included advising global companies on the FTC's updated Green Guides on the use of environmental marketing claims, as well as the shifting regulatory and legislative landscape across state jurisdictions.

EXPERIENCE:
American Association of Advertising Agencies (4A's) – President and CEO (2017-Present)
• Trade association serving more than 600 member agencies throughout the U.S.
MEC Global (now Wavemaker Global) – CEO of North America (2011-2017)
• Global media agency.
Mediavest (now Spark Foundry) – EVP, Managing Director (2006-2011), SVP, Group Media Director (1999-2002)
• A full-service media agency that provides marketing, content and technology solutions.
Ammirati Puris Lintas – SVP, Group Media Director (1996-1999)
• Advertising Agency

Marla Kaplowitz
Class III Director (Independent) Age: 58 Director Since: 2020 Committees: • Nominating and Corporate Governance, Chair • Compensation Education: • UC Santa Barbara: BA, Sociology

KEY SKILLS AND EXPERTISE:
• Risk Management: Acquired during Ms. Scaccetti’s almost 45-year career as a practicing CPA, including at Drucker & Scaccetti, which she co-founded, and at Laventhol & Horwath, where she was the first woman to be named tax partner. In these roles, she provided counsel to U.S. and international companies on a wide range of complex tax planning, corporate transactions and business strategy matters.
• Cybersecurity: Developed through her leadership role at Drucker & Scaccetti, where she oversaw the creation and continued evolution of information security systems and controls to safeguard the firm’s information infrastructure. Ms. Scaccetti’s expertise was further enhanced through her role as the chair of the audit committee at multiple public companies for over three decades and her service on the board of a $3B+ in revenue non-profit institution where cybersecurity is paramount to protecting personal health records and information; annual CPA continuing education requirements; and cybersecurity oversight and cybersecurity training from the National Association of Corporate Directors.
• HR / Talent Management / DE&I: Gained through her experience working with corporate clients on succession planning, compensation and organizational development of key staff, as well as her extensive experience managing people and developing talent as a partner, principal and CEO for accounting and business advisory firms.

EXPERIENCE:
Armanino LLP – Of Counsel (2022-Present)
• The successor company of Drucker & Scaccetti, P.C.
Drucker & Scaccetti, P.C. – Chief Executive Officer (2013-2021), Partner (1990-2021)
• A public accounting and business advisory firm
Laventhol & Horwath – Partner (1987-1990), Staff/Manager (1977-1987)
• An international accounting firm

Jane Scaccetti
Class III Director (Independent)
Age: 70
Director Since: 2015
Committees:
• Audit, Chair
• Compliance
Education:
• Temple University's Fox School of Business: BBA
• Villanova Law School: MA, Taxation
Public Board Directorships:
• Myers Industries, Inc (2016-2021)
• The Pep Boys (2002-2016)

24 PROXY STATEMENT - 2024
CONTINUING DIRECTORS

KEY SKILLS AND EXPERTISE:
• Industry Experience (Gaming, Hospitality, Media): Gained from Mr. Snowden’s more than 25- year successful career in the highly regulated and rapidly evolving gaming and sports betting industry, and hospitality and entertainment sectors. Prior to being appointed as CEO in 2020, he served as PENN’s President and Chief Operating Officer and as SVP of Regional Operations. Mr. Snowden previously spent 12 years with Caesars Entertainment, where he acquired significant gaming industry management experience across several regional and destination markets, including as Senior Vice President and General Manager of both Caesar’s and Harrah’s Resorts in Atlantic City.
• HR / Talent Management / DE&I: Acquired through his executive leadership career overseeing talent strategies at large corporations, including talent integration initiatives following strategic transactions. At PENN, Mr. Snowden oversaw the launch of the expansive DE&I strategy and evolution of talent initiatives to support the growth of the Interactive segment.
• Technology / Digital: Since being named CEO, Mr. Snowden has led PENN’s expansion into sports media, entertainment and technology, including the Company’s acquisition of theScore and transformative strategic alliance with ESPN. His deep industry knowledge and digital transformation expertise provide unique perspectives on the Company’s strategic navigation of its broader omnichannel expansion.

EXPERIENCE:
PENN Entertainment
• CEO and President (2020-Present)
• President and Chief Operating Officer (2017-2019)
• Chief Operating Officer (2014-2017)
• Senior Vice President of Regional Operations (2011-2014)
Caesars and Harrah's Resorts Atlantic City – Senior Vice President and General Manager (2010-2011)
• Casino resort and hotel
Caesars Entertainment Corporation – Various leadership positions in St. Louis, San Diego and Las Vegas (1998-2010)
• Leading global gaming and hospitality resort chain

Jay Snowden
Class III Director (Executive Director) Age: 48 Education: • Harvard University: BA • Washington University in St. Louis: MBA

KEY SKILLS AND EXPERTISE:
• Financial (Capital Markets, Accounting & Tax): Acquired over Ms. Shattuck Kohn’s 35-year career in investment banking, capital markets and project finance, where she advised companies on M&A and capital allocation strategies. Additionally, as president of an investment banking firm she co-founded, Shattuck Hammond Partners, Ms. Shattuck Kohn was responsible for overseeing the company’s financial reporting and compliance processes. Ms. Shattuck Kohn contributes this extensive financial expertise to the Board to evaluate potential acquisitions and financing opportunities.
• Regulatory / Public Policy: During her extensive investment banking career, Ms. Shattuck Kohn specialized in navigating the highly regulated healthcare industry at both the state and federal government levels, obtaining regulatory approvals for multiple transactions across various jurisdictions.
• Corporate Governance: Ms. Shattuck Kohn brings over 20 years of public company director experience, and currently serves as a director on the boards of Fluent (NASDAQ: FLNT), an advertising and marketing services company, and Emblem Health, one of the nation’s largest nonprofit health plans. She previously served as a director of Computer Task Group (NYSE: CTG), a division of Sunlife Financial Corporation.

EXPERIENCE:
Hammond Hanlon Camp LLC – Principal (2012-2018)
• Strategic advisory and investment banking firm
Shattuck Hammond Partners – Principal, Founder and President (1993-2012, when acquired by Morgan Keegan – Raymond James)
• An investment banking firm
Cain Brothers, Shattuck & Company – Principal and Co-Founder (1983-1993)
• A healthcare financial advisory firm
Goldman Sachs & Co. – Vice President and Manager of Healthcare Investment Banking Group
(1976-1983)
• Multinational investment bank and financial services company

Barbara Shattuck Kohn
Class II Director (Independent)
Age: 73
Director Since: 2004
Committees:
• Compensation, Chair
• Audit
Education:
• Connecticut College: BA,
Environmental Studies
Public Board Directorships:
• Fluent, Inc. (2019-Present)

PROXY STATEMENT - 2024 25
CONTINUING DIRECTORS

KEY SKILLS AND EXPERTISE:
• Cybersecurity: Developed through his over 40 years of service in executive leadership and independent director roles at public companies, which included both oversight and execution of information security and customer data privacy programs.
• Government Affairs: Acquired through holding a number of government leadership positions, including Chair of the Pennsylvania Stimulus Oversight Commission, Chief Accountability Officer for the Commonwealth of Pennsylvania, Chair of the Federal Reserve Bank of Philadelphia and various roles in the White House. Additionally, as CEO of a public specialty chemical company, Mr. Naples led regulatory compliance efforts and was responsible for maintaining strong relationships with government agencies.
• Sustainability: Obtained extensive expertise while serving in the White House as Special Assistant to the Head of the Federal Energy Administration and while serving as Executive Director of a Presidential Task Force on energy problems. As a CEO of several public companies and during his most recent service on the board of Glatfelter Corp., a sustainably engineered products company, Mr. Naples developed expertise in establishment, execution and oversight of sustainability practices and processes to strengthen customer access and market position, and preparedness for evolving sustainability requirements.

EXPERIENCE:
Commonwealth of Pennsylvania – Chief Accountability Officer (2009-2011)
Quaker Chemical Corporation (NYSE: KWR) – Chief Executive Officer and Chairman (1995-2008)
• Public specialty chemical company serving the metalworking and manufacturing industries worldwide
Federal Reserve Bank of Philadelphia – Board Chair (2001-2005)
Hunt Manufacturing Company – Chief Executive Officer and Board Chair (1981-1995)
• Consumer and commercial product business with retail distribution
Presidential Task Force on Energy – Executive Director (1975-1976)
White House – White House Fellow (1974-1975), serving as:
• Assistant to the Counselor to the President for Economic Affairs
• Special Assistant to the Head of the Federal Energy Administration
U.S. Army – Captain (1967-1971)

Ronald Naples
Class II Director (Independent)
Age: 78
Director Since: 2013
Committees:
• Compliance
• Nominating and Corporate Governance
Education:
• U.S. Military Academy at
West Point: BS
• Fletcher School at Tufts
University: MA
• Harvard Business School: MBA
Public Board Directorships:
• Glatfelter Corp. (2000-2021)
• Quaker Chemical Corp. (1997-2009)
• Hunt Manufacturing Company (1981-1995)

KEY SKILLS AND EXPERTISE:
• Financial (Capital Markets, Accounting and Tax): Acquired through more than 40 years of service in the public accounting industry as a licensed CPA advising public and private companies, including in the gaming industry. Mr. Reibstein developed significant familiarity with PENN’s growth drivers and capital allocation strategies from serving as the Company’s Chief Financial Officer between 2013 and 2016. In that role, he oversaw PENN’s capital restructuring, obtained financing for new property development and gained insights into every aspect of the Company’s operations.
• Regulatory / Public Policy: Gained through his first-hand experience working with state gaming regulators while serving as CFO of PENN. This included working with regulators throughout the licensing application process and overseeing the Company’s compliance program across multiple jurisdictions.
• Corporate Governance: Developed through Mr. Reibstein’s service as Independent Board Chair at Vishay Precision Group (NYSE: VPG). His previous roles on Vishay’s Board included Chair of the Audit Committee and a member of both its Compensation and Nominating and Corporate Governance Committees, which provided him with extensive experience across all key governance aspects of a public company.

EXPERIENCE:
PENN Entertainment – Executive Advisor (2017), Senior Vice President, Chief Financial Officer (2013-2016), Treasurer (2014-2016)
CBIZ, Inc. (NYSE: CBZ) – Member of the senior management team holding a number of positions, including, most recently: Executive Managing Director and Head of New York Office (2004-2013)
• Professional services company specializing in accounting, tax, insurance and human resources advisory
BDO Seidman – Regional Managing Partner (1998-2003), Partner (1993-2003)
• National accounting services firm

Saul Reibstein
Class II Director (Independent)
Age: 76
Director Since: 2018 (and previously a director from 2011-2014)
Committees:
• Audit
• Compensation
Education:
• Fox School of Business at Temple University: BBA, Accounting and Finance
Public Board Directorships:
• Vishay Precision Group, Inc. (2010-Present)

26 PROXY STATEMENT - 2024
CORPORATE GOVERNANCE MATTERS
Corporate Governance Highlights
Our commitment to corporate governance is integral to our business and reflects not only regulatory requirements, the Listing Rules of the Nasdaq Stock Market (the “Nasdaq Rules”) and broadly recognized governance practices, but also effective leadership and oversight by our Board and the senior management team. To maximize shareholder value, the Board strives to maintain a governance environment where: (i) entrepreneurship and prudent risk taking are encouraged, with a focus on both long- and short-term value creation; (ii) shareholder perspectives are understood and long-term relationships with shareholders are fostered through frequent, candid and comprehensive engagement with and disclosure to the Company’s shareholders and the investment community; (iii) integrity and accountability are integrated into the Company’s management philosophy and operations; and (iv) the Company is able to attract, develop and retain industry-leading executive talent to manage the Company’s increasingly complex operations.
The Board regularly evaluates the governance environment to enable the Company to respond appropriately to changes, practices and market conditions, as well as suggestions from shareholders and other stakeholders. Notable features of our corporate governance framework include the following:
WHAT WE DO	WHAT WE DON'T DO
89% Independent Directors. Eight of our nine directors have been determined by us to be “independent” as defined by the Nasdaq Rules.	No Poison Pill or Shareholder Rights Plan. We do not have a “poison pill” or shareholder rights plan.
Independent Chair. Our Board Chair is an independent director.
No Significant Related Party Transactions. We do not currently have any significant related party transactions. In addition, no immediate family relationships exist between any of our directors or executive officers and any of our other directors or executive officers.

Ongoing Board Refreshment. Three new independent directors appointed in the last four years demonstrates our commitment to ensuring that our Board meets our evolving oversight needs.
No Option Trading or Short Selling of Our Securities. Our insider trading policy prohibits our directors and officers from trading in options, warrants, puts and calls or similar instruments on Company securities or sell Company securities “short”.

Regular Board and Committee Self-Evaluations. The Board of Directors and each Committee conduct a comprehensive annual self-evaluation process.	No Hedging of Our Securities. Our insider trading policy prohibits our directors and officers from engaging in any hedging or monetization transactions involving our securities.

Systemic Risk Oversight by Board and Committees. Our Board has overall responsibility for risk oversight, while each of our Audit, Compensation, Nominating and Corporate Governance, and Compliance Committees monitor and address risks within the scope of their expertise and charter.

No Pledging of Our Securities. Our insider trading policy prohibits our directors and officers from purchasing our securities on margin or pledging our securities as collateral for margin or other loans.

Entirely Independent Committees. All the members of our Audit, Compensation, and Nominating and Corporate Governance Committees are independent.	No Single-Trigger Change in Control Severance Rights. Acceleration of equity vesting is provided only upon a combination of a change in control and a qualified termination.
Audit Committee Financial Experts. Each member of our Audit Committee qualifies as an “audit committee financial expert” as defined by the SEC.	No Gross-Up Payments to Cover Excise Taxes. We do not provide tax gross-ups to our officers in connection with a change in control severance or other compensation, benefits or executive perquisites.
Stock Ownership Guidelines for Directors. Our stock ownership guidelines require that each of our directors accumulate a holding of shares having a value of 5x the value of the annual retainer amount

Stock Ownership Guidelines for Executives. Our stock ownership guidelines require our CEO to accumulate a holding of shares equal to 6x his annual base salary, and our other executives to accumulate a holding of shares equal to 3x their respective annual base salaries.

Shareholder Outreach. The Company has a long-standing practice of frequent communication and discussion with shareholders, and formally expanded this program to include annual off-cycle outreach in 2022.

Clawback Policy. We maintain discretion to clawback incentive awards in the event of misconduct and maintain a robust mandatory clawback policy covering excess incentive based compensation in the event of a restatement.

PROXY STATEMENT - 2024 27
CORPORATE GOVERNANCE MATTERS
Corporate Governance Documents
CORPORATE GOVENANCE GUIDELINES
The Board has adopted and regularly reviews Corporate Governance Guidelines (the “Corporate Governance Guidelines”) that are intended to provide a structure which permits our Board and management to effectively pursue the Company’s objectives for the benefit of its shareholders and other constituencies. The Corporate Governance Guidelines include policies and procedures relating to, among other items, the role, structure and composition of the Board; Board procedures and leadership; risk oversight; use of outside consultants; and conflicts of interest. The Board and the Nominating and Corporate Governance Committee regularly consider the efficacy of the Corporate Governance Guidelines and the policies referenced therein.

CODE OF BUSINESS CONDUCT
The Board has adopted and regularly reviews the Company’s Code of Business Conduct (the “Code of Conduct”), which applies to all directors and employees of the Company, including its principal executive officer, principal financial officer and principal accounting officer. The Code of Conduct is designed to, among other things, promote ethical behavior, deter wrongdoing, address potential conflicts of interest, and encourage both compliance with applicable laws and full and accurate reporting in the Company’s filings with the SEC. The Code of Conduct also provides for a 24-hour hotline that any employee, patron, vendor or other third party can use to report, anonymously if they so choose, any suspected fraud, financial impropriety or other alleged wrongdoing. These reports are promptly investigated and receive the highest level of management attention, with particular focus from the Company’s Chief Compliance Officer; Vice President, Internal Audit; Chief Human Resources Officer and Legal Department, as appropriate. Subsequently, senior management provides investigation summaries to the Compliance Committee and the Audit Committee.

WHERE TO FIND OUR CORPORATE GOVERNANCE DOCUMENTS
www.pennentertainment.com/investors/corporate-governance
Please visit our website to view or obtain copies of our Corporate Governance Guidelines, committee charters and Code of Business Conduct. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC. You may also obtain, free of charge, a copy of our Corporate Governance Guidelines, committee charters and Code of Business Conduct by directing your request in writing to Secretary, PENN Entertainment, Inc., 825 Berkshire Boulevard, Wyomissing, PA 19610. Additional information relating to the corporate governance of our Company is also set forth below and included in other sections of this Proxy Statement.

Director Independence
The Board has determined that all the directors, other than Mr. Snowden, are independent under the Nasdaq Rules. Notably, the Board’s Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee are comprised exclusively of independent directors. The independent Board directors typically meet several times per year in executive session.

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CORPORATE GOVERNANCE MATTERS
Board and Committee Evaluation Process
Board and Committee evaluations play a critical role in ensuring the effective functioning of our Board of Directors. It is important to evaluate Board, Committee and director performance and to solicit and act upon feedback received from each member of our Board. To this end, the Board and each Committee conduct a comprehensive annual self-evaluation process that is overseen by the Nominating and Corporate Governance Committee. The process for reviewing and taking action based on the Board and Committee annual evaluations is set out below.

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CORPORATE GOVERNANCE MATTERS
Director Candidate Qualification and Selection Process
The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by, among others, its members, other Board members and management. The Nominating and Corporate Governance Committee will also consider recommendations of nominees for directors by shareholders (for information relating to the nominations of directors by our shareholders, please see “Director Nominations by Shareholders” on page 92).

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Director Candidate Qualification and Selection Process (cont.)
During the candidate review process, the Nominating and Corporate Governance Committee and its delegates conduct interviews with the potential nominee. In addition, the Nominating and Corporate Governance Committee will also submit the candidate to an investigation overseen by the Chief Compliance Officer to evaluate whether the candidate is suitable to serve on the Board of a highly regulated, multi- jurisdictional company subject to gaming regulatory oversight. A successful candidate will also be required to submit to applicable gaming regulatory suitability investigations, which include providing detailed financial and personal history information customarily requested by the Company’s gaming regulators.
Our Board and Committee evaluation process has resulted in regular Board refreshment, with three new independent directors added in the last four years, contributing extensive marketing, strategy, technology, media, cybersecurity, and digital transformation experience to our Board, ensuring effective oversight of our growth strategy.

Marla Kaplowitz Appointed Nov. 2020	Vimla Black-Gupta Appointed Jun. 2021	Anuj Dhanda Appointed Mar. 2024

John Jacquemin Not standing for re-election at our 2024 Annual Meeting

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CORPORATE GOVERNANCE MATTERS
Board Leadership
David Handler, who is an independent director, has served as our Board Chair since June 12, 2019. Mr. Handler joined our Board in 1994 and is a partner at Tidal Partners, an independent financial advisory firm that provides M&A and strategic advisory services focused on the technology industry. The Board believes that Mr. Handler is best suited to serve as our Board Chair because of his considerable investment banking and capital markets experience, including a focus on mergers and acquisitions and other significant transactions (including many in the technology space), which complements his long-term exposure to the gaming industry. Mr. Handler’s background has been an invaluable asset to the Company over the years, particularly in connection with the Company’s digital transformation and in evaluating potential acquisitions and financing opportunities.
The Company’s governing documents allow the roles of Board Chair and CEO to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separated or combined based on our needs and the Board’s assessment of the Company’s leadership from time to time. The Board will periodically consider the advantages of having an independent Board Chair or a combined Board Chair and CEO and is open to different structures as circumstances may warrant. The roles of our Board Chair and Chief Executive Officer have been split for over ten years. Mr. Snowden, our Chief Executive Officer and President, is responsible for the general management and operation of the business, providing guidance and oversight to senior management and formulating the strategic direction of the Company. The Board Chair is responsible for the content, quality and timeliness of information provided to our Board and consults with our Board and Chief Executive Officer regarding oversight of our business affairs.
In addition, the Board has appointed Barbara Shattuck Kohn as its Lead Independent Director to, among other things, facilitate communication between management and the independent directors. The responsibilities of the Lead Independent Director include:
• Consulting with the Board Chair regarding the information, agendas and schedules of Board and Board Committee meetings, including the ability to add items to the agendas for any meeting;
 • Scheduling, setting the agenda for and serving as Chair of meetings of independent directors;
 • Serving as principal liaison between the independent directors and the Board Chair and between the independent directors and senior management;
 • Presiding at all meetings of the Board at which the Board Chair is not present, including executive sessions of the independent directors; and
 • In the event of the death, incapacity, resignation or removal of the Board Chair, serving as the acting Board Chair until a new Board Chair is selected.

2023 Board and Committee Meetings	BOARD MEETINGS HELD IN 2023: 19
Each member of the Board contributes a substantial amount of time and effort to serve as a Board and Committee member. In addition to Board and Committee meetings, our Board of Directors and its Committees act by written consent from time to time as appropriate. Further, Board members are encouraged to, and regularly do, engage in informal discussions with each other and members of management, and they are provided periodic management reports and updates. The independent directors meet periodically in executive session.
During the year ended December 31, 2023, our Board met frequently to consider the Company’s strategic direction, resulting in the decision to enter into a strategic long-term alliance with ESPN, and each of the Company’s directors attended at least 75% of the meetings of the Board and Committees of the Board of which he or she was a member in 2023. The Company encourages directors to attend shareholder meetings, and each of the Company’s directors attended the 2023 Annual Meeting of Shareholders.

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CORPORATE GOVERNANCE MATTERS
Committees of the Board
The Board maintains four standing Committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Compliance Committee. Members serve on these committees until their resignation or until as otherwise determined by our board of directors. Mr. Jacquemin served on the Nominating and Corporate Governance Committee during 2023 and is not standing for re-election at the Annual Meeting. The specific duties and operation of each Committee are described in more detail below. The Board has determined that each director serving on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee is independent under the Nasdaq Rules and the applicable rules and regulations of the SEC. The Compliance Committee also includes an independent non-director subject matter expert. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors that is reviewed annually and is available at https://www.pennentertainment.com/Investors/Corporate-Governance.
Audit Committee
AUDIT COMMITTEE MEMBERS	MEETINGS HELD IN 2023: 10

Jane Scaccetti Chair	Barbara Shattuck Kohn Member	Saul Reibstein Member
In addition to being independent as noted above, the Board has determined that each member of the Audit Committee also meets the financial literacy requirements under the Nasdaq Rules and is an “audit committee financial expert” within the meaning of the rules and regulations of the SEC. In addition, Ms. Scaccetti has practiced as a certified public accountant since 1977 and has significant experience as an Audit Committee member on several public-company boards, which makes her particularly well qualified to serve as Chair of the Audit Committee.
Key Responsibilities:
•	Serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system;
•	Reviewing and appraising the audit efforts of the Company’s independent auditors and internal auditors and monitoring their independence;
•	Maintaining free and open communication with and among the independent auditors, the internal auditors, and the financial and senior management of the Company and the Board;
•	Reviewing and pre-approving all conflicts of interest and related-person transactions involving Board members or executive officers; and
•	Engaging with the Chief Information Officer and broader Cybersecurity Committee to discuss cybersecurity risks and potential adjustments to cybersecurity policies, standards and processes.

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CORPORATE GOVERNANCE MATTERS
In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention or that it believes should be investigated. The Audit Committee may at any time engage, at the expense of the Company, independent counsel or other advisors as it deems necessary to carry out its duties. The Audit Committee operates under a written charter adopted by the Board of Directors that is reviewed annually and is available at https://www.pennentertainment.com/Investors/ Corporate-Governance.
Compensation Committee
COMPENSATION COMMITTEE MEMBERS	MEETINGS HELD IN 2023: 4

Barbara Shattuck Kohn Chair	Marla Kaplowitz Member	Vimla Black-Gupta Member	Saul Reibstein Member
In addition to being independent as noted above, each member of the Compensation Committee is also a non-employee director according to Rule 16b-3 of the Exchange Act, and an outside director, as defined under Section 162(m) of the Internal Revenue Code of 1986.
Key Responsibilities:
•
Annually evaluating the performance of all executive officers and approving – and for the CEO, recommending to the Board for approval – all executive officer compensation design and levels, employment agreements and separation agreements;

•	Reviewing and recommending for Board approval the performance criteria, goals and objectives of short-and long-term incentive plans;
•	Reviewing executive compensation programs annually to determine whether they are properly coordinated and are achieving their intended purposes;
•	Assessing the Company’s leadership succession planning;
•	Approving the incentive awards that the CEO may grant to employees other than executive officers;
•	Monitoring trends and best practices in executive compensation;
•	Periodically reviewing executive compensation administration policies;
•	Recommending director compensation to the Board; and
•	Formulating and administering the Company’s stock ownership guidelines.
The CEO provides the Compensation Committee with performance assessments and compensation recommendations for each executive officer of the Company (other than himself). The Compensation Committee considers the CEO’s recommendations with the assistance of the independent compensation consultant and sets the compensation of those executive officers based on its deliberations. The Compensation Committee regularly holds meetings in executive session regarding executive performance and compensation, including establishing recommendations to the Board regarding the CEO’s compensation. The Compensation Committee operates under a written charter adopted by the Board of Directors that is reviewed annually and is available at https://www.pennentertainment.com/Investors/Corporate-Governance.

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CORPORATE GOVERNANCE MATTERS
Nominating and Corporate Governance Committee
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE MEMBERS	MEETINGS HELD IN 2023: 3

Marla Kaplowitz Chair	Ronald Naples Member	Vimla Black-Gupta Member
Note: Mr. Jacquemin was a member of the Nominating and Corporate Governance Committee in 2023 and is not standing for re-election at our 2024 Annual Meeting. Ms. Black-Gupta was appointed to the Nominating and Corporate Governance Committee effective as of our 2024 Annual Meeting.
The Nominating and Corporate Governance Committee carries out responsibilities delegated by the Board relating to the Company’s director nomination processes and procedures, develops and maintains the Company’s corporate governance policies, oversees the Company’s ESG Committee and develops and maintains corporate social responsibility policies, and performs other matters as required by applicable laws, rules and regulations. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors that is reviewed annually and is available at https://www. pennentertainment.com/Investors/Corporate-Governance.
Key Responsibilities:
•	Identifying and recommending, for the Board’s selection, director nominees, including candidates recommended by shareholders;
•	Overseeing regular self-evaluations of the Board, its Committees, and its directors and making recommendations for improvement based on collected feedback;
•	Overseeing ESG risks and initiatives, including environmental and sustainability initiatives, social responsibility and DE&I;
•	Annually reviewing the Company’s corporate governance principles and guidelines;
•	Reviewing and recommending the appropriate structure, composition and size of the Board and its Committees;
•	Considering the Board’s leadership structure, including the separation of the Board Chair and CEO roles and the appointment of a Lead Independent Director;
•	Overseeing the Company's culture and talent strategy;
•
Making recommendations on the eligibility criteria for new Board and Committee members, including the skills, expertise, diversity and independence that should be represented on the Board and its Committees; and

•	Overseeing the Company’s orientation programs for new directors and continuing education programs for directors.

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CORPORATE GOVERNANCE MATTERS
Compliance Committee
COMPLIANCE COMMITTEE MEMBERS	MEETINGS HELD IN 2023: 5

Thomas Auriemma Chair	Anuj Dhanda Member	Jane Scaccetti Member	Ronald Naples Member
Note: Ms. Black-Gupta was a member of the Compliance Committee in 2023. Mr. Dhanda was appointed to the Compliance Committee effective as of our 2024 Annual Meeting.
The Compliance Committee is chaired by an independent non-director member, Thomas N. Auriemma, joined by three independent members of our Board. Mr. Auriemma is the Company’s former Vice President, Chief Compliance Officer and former Director of the Division of Gaming Enforcement in New Jersey, with over 30 years of experience as a gaming regulator in the State of New Jersey.
Key Responsibilities:
•	Assessing the adequacy of the Company’s compliance policies and procedures;
•	Assessing the effectiveness of the Company’s compliance efforts, particularly the training on and implementation of compliance procedures;
•	Reviewing executive compensation programs annually to determine whether they are properly coordinated and are achieving their intended purposes;
•	Monitoring audits and investigations conducted or overseen by the Company’s compliance personnel;
•	Monitoring any administrative investigations of and disciplinary actions against the Company or its executives;
•	Reporting to the Board any matters of concern regarding the Company’s regulatory compliance; and
•	Evaluating new directors for compliance with suitability standards.

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CORPORATE GOVERNANCE MATTERS
Risk Management Oversight
The Board recognizes that a prudent level of risk taking is an essential element of the Company’s strategy. As such, the Board (as part of its meetings and through its Committees as described below) provides oversight with respect to our enterprise risk assessment and enterprise risk management activities that are designed to identity, prioritize, assess, monitor, and mitigate the various risks that have the potential to significantly impact the Company.
Where appropriate, the Board has delegated responsibility with respect to oversight of certain key risk areas to various Board and management committees. The Board’s Committees each report to the full Board at least four times a year with updates on their areas of designated risk oversight responsibilities. Management is responsible for establishing and supervising day-to-day risk management processes and reporting to the Board and its Committees, as necessary.
Board Committees
AUDIT COMMITTEE
 • Oversees integrity of financial statements and financial disclosures, effectiveness of the internal controls, the internal audit function, the external independent auditor, compliance with legal and regulatory requirements, information and cybersecurity, and exposure to major financial risks.
 • Responsible for overseeing annual Enterprise Risk Management assessment.
 • Receives regular updates from the Chief Information Officer on cybersecurity matters.

COMPENSATION COMMITTEE
 • Oversees risks related to compensation programs, executive compensation matters, talent management, and, in coordination with the Board, succession planning for the CEO and senior management.
 • A discussion of the compensation risk assessment process undertaken by the Compensation Committee is described on page 55.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE
 • Oversees risks associated with Board structure and director succession planning, including Board diversity, ESG and DE&I initiatives, and other governance policies and practices.
 • Oversees and receives regular reports from the Chairs of the Company's ESG Committee and Diversity Committee.

COMPLIANCE COMMITTEE
 • Oversees risks associated with the Company’s compliance with various gaming regulatory laws and regulations and the adequacy and effectiveness of the Company’s gaming regulatory compliance efforts, as well as the Company’s anonymous whistle-blower hotline.
 • Receives quarterly reports from the Chief Compliance Officer and the Legal Department on material Compliance Committee and legal matters.

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CORPORATE GOVERNANCE MATTERS
Management Committees
CYBERSECURITY COMMITTEE	ESG COMMITTEE	DIVERSITY COMMITTEE
Focuses on information and cybersecurity risks and readiness and oversees a robust cybersecurity program, which employs security scanning and monitoring tools, regular gap and threat assessments and audits and enterprise-wide security awareness exercises and training, as well as the procurement of insurance for cyber events, including ransomware coverage.

Chaired by the Chief Information Officer, who engages with our Audit Committee and the Board directly in accordance with our Cyber Incident Response Policy, in the event the Company experiences any material cyber events.

Comprised of senior management from different departments within the Company, focuses on developing and implementing policies and practices designed to foster a culture that helps to attract and retain diverse talent, and reinforces our longstanding commitment to being a trusted and valued member of our communities and a responsible steward for the environment.

Our SVP, Public Affairs & Government Relations serves as Chair of the ESG Committee and provides regular quarterly reports to the Board on the Company's ESG initiatives and reports to the Nominating and Corporate Governance Committee at every regular meeting.

Formed under the executive sponsorship of our CEO and comprised of senior management and team members from different levels of the organization to formalize and enhance the Company’s DE&I practices both within the Company and in our communities.

Chaired by the SVP of Regional Operations and provides regular reports to the CEO, the Board and the Nominating and Corporate Governance Committee on the Company’s DE&I initiatives.

KEY RISK MANAGEMENT OVERSIGHT AREAS
• Market and macroeconomic environment
• Gaming legislation, regulatory matters, compliance and legal issues
• Technology, information and cybersecurity
• Business continuity
• Capital allocation and capital markets
• Human capital and talent development • Board and executive succession • Compensation matters • Financial reporting • Corporate social responsibility, including ESG and DE&I • Regulatory compliance

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CORPORATE GOVERNANCE MATTERS
Executive Sessions of Non-Management Directors
Pursuant to our Corporate Governance Guidelines and the Nasdaq Rules, to promote open discussion among non-management directors, the non-management directors regularly meet in executive session without management participation. The executive sessions occur after regularly scheduled meetings of the Board of Directors and at such other times that the non-management directors deem necessary or appropriate. The Board Chair, or, in the absence of a Board Chair, the Lead Independent Director, shall preside at such sessions; in the absence of the Lead Independent Director, the non-management directors present will elect a Committee chair to preside at such sessions. If the group of non-management directors includes any directors who are not “independent” (as such term is defined from time to time under the Nasdaq Rules), an executive session of the independent directors shall be scheduled at least once per year. Currently, all of our non-management directors are independent.
Board Resources
In fulfilling its objectives, many of the direct oversight functions of the Board are performed by the Board’s Committees with support from both senior internal resources as well as independent outside advisors. For example, the Audit Committee receives frequent reports directly from the Company’s Chief Financial Officer; Chief Accounting Officer; Legal Department; Executive Vice President, Operations; Chief Compliance Officer; Vice President, Internal Audit; and the independent registered public accounting firm. The Audit Committee also has express authority to direct the Company’s internal audit staff. Additionally, the Company’s independent registered public accounting firm provides support through its annual audit and quarterly reviews of the Company’s financial statements. The Compliance Committee is structured in the same manner, receiving reports directly from the Company’s Chief Compliance Officer and other senior compliance staff, with regular access to other members of the Company’s senior management team.
Both the Audit Committee and the Compliance Committee have substantial internal staff and outside resources to assist them in carrying out their responsibilities. As of December 31, 2023, the Company maintained a 60-person internal audit staff overseen by the Company’s Vice President, Internal Audit, who reports to the Audit Committee, and a 99-person compliance staff overseen by the Company’s Chief Compliance Officer, who provides frequent reports to the Compliance Committee. Additionally, the Company has retained Thomas N. Auriemma, a non-director member, as the independent Chair of the Compliance Committee. Mr. Auriemma is the Company’s former Vice President, Chief Compliance Officer and is also a former Director of the Division of Gaming Enforcement in New Jersey, with over 30 years of experience as a gaming regulator in the State of New Jersey.
The Compensation Committee retains the services of compensation consultants and legal advisors to provide such advice and assistance as it deems appropriate in its sole discretion. The Compensation Committee has the sole responsibility to oversee the work of any of its advisors. The Compensation Committee approves the fees and retention terms of such compensation consultants and advisors, which are funded by the Company, and can terminate their services in their discretion. The Compensation Committee engaged an independent third-party executive compensation consultant for 2023, Exequity LLP (“Exequity”). Exequity provides advice and assistance to the Compensation Committee in carrying out its duties and responsibilities with respect to the Company’s executive compensation programs and non-employee director compensation. Prior to engaging Exequity, and at least annually during the engagement, the Compensation Committee evaluates the independence of Exequity. This review includes receiving information regarding other services, if any, provided by Exequity to the Company, the Board of Directors or other Committees of the Board of Directors, and periodically reviewing the fees incurred because of such other activities. In 2023, the Compensation Committee determined that Exequity was independent and that the retention of Exequity by the Compensation Committee did not give rise to any conflicts of interest.

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CORPORATE GOVERNANCE MATTERS
Shareholder Outreach and Engagement
It has been our long-standing practice to meet with shareholders throughout the year so the Board, its Committees and management can better understand shareholder perspectives on governance, executive compensation, and other topics. A general overview of our biannual engagement process is below.
Shareholder Engagement Cycle
FALL	WINTER	SPRING	SUMMER
Board-led off-season engagement with shareholders to obtain feedback following the Annual Meeting. Respond to shareholder inquiries and proposals to engage.	Review off-season shareholder feedback with the full Board and relevant committee to assess potential enhancements to the executive compensation, corporate governance and sustainability practices.	Publish Annual Report, Proxy Statement and Corporate Sustainability Report. Board-led shareholder engagement to discuss items on the Annual Meeting agenda.
Review feedback and results from the Annual Meeting, corporate governance best practices, proxy season trends and regulatory developments with the full Board and relevant Committee(s) to identify key engagement priority topics and initiatives.

WE ALSO REGULARLY COMMUNICATE WITH SHAREHOLDERS THROUGH A NUMBER OF RECURRING FORUMS, INCLUDING:
• Quarterly Earnings Presentations • SEC Filings • Annual Report and Proxy Statement	• Annual Meeting of Shareholders • Investor Meetings, Conferences and Web Communications
We relay shareholder feedback and trends on corporate governance, environmental sustainability, social responsibility, and executive compensation developments to our Board and its Committees and work with them to enhance our practices and improve our disclosures.
The Company holds quarterly conference calls in which management provides brief prepared remarks followed by an open forum for questions, during which the Company provides financial and other disclosure beyond that which is required by the SEC on matters such as management’s views on Company performance, industry trends and pending legislation. Further, members of the Company’s senior management team actively engage in investor relations efforts including frequent participation at institutional investor conferences, shareholder meetings and management staffed tours of our properties. These regular, ongoing outreach efforts provide investors and prospective investors with constructive forums to discuss a wide variety of important subjects with management, including executive compensation, and provide useful feedback for management.

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CORPORATE GOVERNANCE MATTERS
2023 Off-season Shareholder Engagement Highlights
OUTREACH		ENGAGED		DIRECTOR LED
57%	Contacted shareholders representing 57% of the Company’s outstanding shares during the off-season	47%	Engaged with shareholders representing 47% of the Company’s outstanding shares during the off-season	Engagement efforts led by our Independent Board Chair, Compensation Committee Chair and Nominating and Corporate Governance Committee Chair
Outstanding share ownership calculated as of September 6, 2023
Many shareholders who participated in the 2023 engagement meetings expressed appreciation of the Board’s thoughtful approach to shareholder dialogue, responsiveness actions adopted last year, including enhanced proxy disclosure, executive pay program changes, and the continued evolution of our sustainability practices.
2023 Off-season Shareholder Engagement - Key Discussion Topics
• Corporate governance priorities • Cybersecurity risk management	• Capital allocation strategy and strategic initiatives • Executive compensation program
How to Contact Our Board
Shareholders who wish to contact our Board can do so by writing to PENN Entertainment, Inc., 825 Berkshire Boulevard, Suite 200, Wyomissing, PA 19610, Attention: Secretary. The Secretary of the Company reviews all such correspondence and forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deal with functions of the Board or Committees of the Board or that the Secretary otherwise determines requires the attention of our Board.
Succession Planning for Senior Management
Our Board, in coordination with our Compensation Committee, carefully oversees CEO and senior management succession planning. Our CEO, in consultation with our Senior Vice President, Chief Human Resources Officer, provides the Board with recommendations on, and evaluations of, and potential successors to, the CEO and other members of senior management. Our Board reviews potential internal candidates with our CEO, including the qualifications, experience and development priorities for these individuals. Further, our Board periodically reviews the overall composition of our senior management team’s qualifications, tenure and experience. The Company’s talent management program, which seeks to develop, hire and retain talent below the senior management level, is led by our Executive Vice President, Operations and our Senior Vice President, Chief Human Resources Officer, and is complementary to the Board’s succession planning.

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CORPORATE GOVERNANCE MATTERS
Review and Approval of Transactions with Related Persons
Pursuant to the terms of its charter, the Company’s Audit Committee reviews all potential conflicts of interest and related person transactions. Any such matters that the Audit Committee determines are actual conflicts of interest or related person transactions are further subject to Audit Committee pre-approval. For purposes of the Audit Committee’s review, related-person transactions are transactions, arrangements or relationships where the Company is a participant and in which an executive officer, a director or an owner of 5% or greater of the Company’s common stock (or any immediate family member of the foregoing persons) has a direct or indirect material interest. The Company’s Code of Conduct has a broad definition of conflict of interest, which includes related person transactions, and requires employees to report potential conflicts to the Chief Compliance Officer. All potential conflicts of interest involving an executive officer, director or 5% or greater shareholder of the Company are communicated by the Chief Compliance Officer (or other members of Company management) to the Vice President of Internal Audit. The Vice President of Internal Audit then consults with members of the compliance, legal and finance staffs to determine whether the proposed transaction represents a conflict of interest or a related-person transaction that must be presented to the Audit Committee. For transactions determined to require Audit Committee review, the Vice President of Internal Audit collaborates with members of the legal and finance staffs to prepare and present the transaction to the Audit Committee. In terms of standards applied by the Audit Committee in reviewing related person transactions, a director will not participate in the review of transactions in which such director or his or her immediate family member has an interest. The Audit Committee will only approve related person transactions that are not inconsistent with the best interests of the Company and its shareholders, based on a review of (i) the benefits to the Company of the transaction and (ii) the terms of the transaction and the terms available to or from unrelated third parties, as applicable.
Currently, the policies to review related-person transactions is evidenced in the Audit Committee Charter, the Code of Conduct and the Corporate Governance Guidelines, and certain of the procedures followed in considering related-person transactions are based on past practice and the advice of counsel. Since January 1, 2023, there have been no related person transactions and none are currently proposed.

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PROPOSAL 2:
RATIFICATION OF
APPOINTMENT OF
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Introduction
Our Audit Committee has appointed the accounting firm of PricewaterhouseCoopers LLP (“PwC”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Action by shareholders is not required by law, the Nasdaq Rules or our organizational documents in the appointment of an independent registered public accounting firm. This proposal is submitted by our Board of Directors for ratification as a matter of good corporate governance to give our shareholders a voice in the appointment of auditors. If the appointment is not ratified by our shareholders, our Board of Directors will further consider its choice of PwC as our independent registered public accounting firm and may, but will not be required to, appoint a different independent registered public accounting firm. PwC has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in our Company or any of our subsidiaries in any capacity.
For additional information regarding our independent registered public accounting firm, see “Principal Accountant Fees and Services” below. A representative of PwC will be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.
Change of Independent Registered Public Accounting Firm
For the fiscal years ended December 31, 2017 through December 31, 2023, Deloitte & Touche LLP (“Deloitte”) served as our independent registered public accounting firm. Consistent with its duty to oversee the Company's independent public accounting firm, the Audit Committee completed in 2023 a competitive selection process, inclusive of Deloitte, to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Following the review and evaluation of the proposals of the participating firms, on September 26, 2023, the Audit Committee approved the dismissal of Deloitte as the Company’s independent registered public accounting firm, following completion of its audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2023. On February 22, 2024, when we filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, with the SEC, Deloitte completed its audit of our consolidated financial statements for such fiscal year, and our retention of Deloitte as our independent registered public accounting firm ended as of that date.

PROXY STATEMENT - 2024 43
PR0POSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2023 and 2022, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in their reports, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).
As a result of the process noted above and following the review and evaluation of proposals from all participating firms, on September 26, 2023, the Audit Committee approved the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and an engagement letter was subsequently signed on January 25, 2024.
During the fiscal years ended December 31, 2023 and 2022, neither the Company nor anyone on its behalf consulted with PwC regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
Vote Required
The affirmative vote of a majority of the votes cast is required for approval of the ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Board Recommendation	OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

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DIRECTOR COMPENSATION
Non-Employee Director Compensation
The Company pays fees to each director who is not an employee of the Company. During the year ended December 31, 2023, the annual compensation for each non-employee director consisted of an annual retainer of $50,000, plus an additional $10,000 for service on each of the Audit Committee, the Compensation Committee and the Compliance Committee, as applicable, and $5,000 for service on the Nominating and Corporate Governance Committee. The Chair of the Audit Committee receives an additional $15,000 annual retainer, and the Chairs of the Compensation Committee and the Nominating and Corporate Governance Committee each receive a supplemental $10,000 annual retainer. For 2023, each non-employee director had the opportunity to elect to receive his or her annual retainer in the form of either cash or shares of restricted stock, with forfeiture restrictions for restricted stock lapsing on the first anniversary of the date of grant.
In 2023, each non-employee director other than the Board Chair received a grant of cash settled restricted stock units or restricted stock at his or her election with a grant value of $250,000, and the Board Chair received a cash settled grant of restricted stock units or restricted stock at his election with a grant value of $375,000. Each award of cash settled restricted stock units or shares of restricted stock vests on the first anniversary of the date of grant.
Director Stock Ownership Guidelines. We believe that equity ownership supports the alignment of director interests with those of the Company’s shareholders. To this end, the Compensation Committee has established stock ownership guidelines which provide that each non-employee director should own shares with a value equal to at least five times the current annual cash retainer amount, within five years from the date they joined the Board. All of our non-employee directors either currently meet our director stock ownership guidelines or we expect that they will meet the guidelines within five years of becoming a director. The Company’s Legal Department monitors compliance with these guidelines on an annual basis and apprises the Compensation Committee no less than annually regarding the same.
2023 Director Compensation Table
The following table sets forth information with respect to all compensation awarded to the Company’s non-employee directors for 2023.
NAME	FEES EARNED OR PAID IN CASH ($) (3)	STOCK AWARDS ($) (1) (2)	TOTAL ($)
Vimla Black-Gupta	70,000	249,995	319,995
David Handler	50,000	375,007	425,007
John Jacquemin(5)	55,000	249,995	304,995
Marla Kaplowitz	75,000	249,995	324,995
Barbara Shattuck Kohn	80,000	249,995	329,995
Ronald Naples	65,000	249,995	314,995
Saul Reibstein	70,000	249,995	319,995
Jane Scaccetti	85,000	249,995	334,995
Anuj Dhanda(4)	—	—	—
(1)
Reflects aggregate grant date fair value of stock awards granted in 2023, which does not include any cash fees that directors voluntarily elected to receive in shares of restricted stock as detailed in footnote (3) below. The amounts listed are calculated based on the closing price on the day prior to grant date computed in accordance with FASB ASC Topic 718.

(2)
As of December 31, 2023, the following stock awards were outstanding: (i) for Ms. Black-Gupta 10,933 shares of restricted stock; (ii) for Mr. Handler, 14,520 shares of restricted stock; (iii) for Mr. Jacquemin, 10,420 shares of restricted stock; (iv) for Ms. Kaplowitz, 8,541 shares of restricted stock; (v) for Ms. Shattuck Kohn, 8,541 shares of restricted stock; (vi) for Mr. Naples, 8,541 cash settled restricted stock units and 2,221 shares of restricted stock; (vii) for Mr. Reibstein, 8,541 cash settled restricted stock units and 2,392 shares of restricted stock; and (viii) for Ms. Scaccetti 11,445 shares of restricted stock.

(3)
As described above, in 2023 each non-employee director could elect to receive his or her retainer fees in cash or shares of restricted stock, which vest on the first anniversary of the date of grant. This column reflects director compensation eligible to be paid in cash, which consists of the annual Board retainer and any applicable fees for committee members and committee chairs. Each of the following directors elected to receive restricted stock in lieu of such amounts eligible to be paid in cash, in the following amounts: Mr. Handler — $50,000; Ms. Scaccetti — $85,000; Mr. Jacquemin — $55,000; Mr. Naples — $65,000; Mr. Reibstein — $70,000; and Ms. Black-Gupta — $70,000.

(4)	Mr. Dhanda was appointed to the Board in 2024, and therefore was not paid any compensation in 2023.
(5)	Mr. Jacquemin is not standing for re-election at the 2024 Annual Meeting.

PROXY STATEMENT - 2024 45
EXECUTIVE OFFICERS
Set forth below is certain information regarding each of our current executive officers, other than Mr. Snowden, whose biographical information is presented under “Proposal 1: Election of Class I Directors—Continuing Directors.”
NAME	AGE (1)	POSITION
Jay Snowden	48	Chief Executive Officer, President and Director
Felicia Hendrix	55	Executive Vice President, Chief Financial Officer
Todd George	54	Executive Vice President, Operations
Chris Rogers	48	Executive Vice President, Chief Strategy Officer and Secretary
(1)	Ages as of our 2024 Annual Meeting.
Felicia Hendrix has served as our Chief Financial Officer and Executive Vice President since March 2021, and Principal Accounting Officer since February 25, 2024. Ms. Hendrix oversees Accounting, Finance, Internal Audit, and Procurement. Prior to joining PENN, Ms. Hendrix spent 25 years on Wall Street and was most recently a Managing Director and Equity Research Analyst at Barclays, covering the gaming, lodging and leisure industries. Before joining Barclays, Ms. Hendrix was a Managing Director at Lehman Brothers. Ms. Hendrix holds a bachelor's degree from the University of Virginia and an MBA from the Darden School of Business at the University of Virginia.
Todd George has served as our Executive Vice President, Operations since January 2020. Mr. George oversees PENN's Regional Operations, Interactive, Marketing and Information Technology, as well as Design and Construction. Mr. George plays a critical role in execution of our omnichannel strategy, including our efforts to use our expanded digital database to drive increased visitation to our casinos. Prior to his current role, Mr. George served as Vice President and General Manager of Hollywood Casino in Lawrenceburg, Indiana, and Hollywood Casino St. Louis. In 2017, Mr. George was promoted to Senior Vice President, Regional Operations, overseeing nine properties in PENN's Midwest Region. Prior to PENN, Mr. George spent 12 years in various management positions at Pinnacle Entertainment, including leading the development and launch of Pinnacle's two St. Louis properties, River City Casino and Lumiere Place. Mr. George holds a bachelor's degree from LeMoyne College and an MBA from Villanova University.
Chris Rogers has served as our Executive Vice President, Chief Strategy Officer since January 2020. In 2023, Mr. Rogers was appointed as Secretary and also assumed responsibility for overseeing the Company’s legal and compliance functions. In his capacity as Chief Strategy Officer, Mr. Rogers leads the team in developing and pursuing PENN's strategic growth initiatives. Over his past ten years with PENN, Mr. Rogers has served as Senior Vice President, Corporate Development, and Vice President, Deputy General Counsel. Prior to joining PENN, Mr. Rogers was a corporate attorney at the Dallas-based law firm Vinson & Elkins and the Boston-based law firm Ropes & Gray, as well as a CPA for PricewaterhouseCoopers and Arthur Andersen. Mr. Rogers holds a Bachelor of Business Administration from the University of Oklahoma's Price College of Business and a J.D. from Harvard Law School.

46 PROXY STATEMENT - 2024
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock, as of April 5, 2024. This table lists: (i) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of the Company, (ii) each of our directors, (iii) each of our named executive officers listed in the table entitled “2023 Summary Compensation Table” below, and (iv) all of our current directors and executive officers as a group. Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise noted below, the address of the persons listed in the table is c/o PENN Entertainment, Inc., 825 Berkshire Blvd., Wyomissing, PA 19610. The percentages shown in this table are calculated based on 151,867,302 shares of our common stock outstanding as of April 5, 2024.
5% SHAREHOLDERS, OFFICERS AND DIRECTORS	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF COMMON STOCK
Beneficial owners of 5% or more of our common stock:
FMR LLC (1)	15,824,941	10.42%
The Vanguard Group, Inc. (4)	14,729,920	9.70%
HG Vora Capital Management (2)	14,500,000	9.55%
BlackRock, Inc. (3)	13,009,868	8.57%
Executive Officers and Directors:
Vimla Black-Gupta	32,987	0.02%
Anuj Dhanda	0	0.00%
David Handler	223,450	0.15%
John Jacquemin (8)	120,842	0.08%
Marla Kaplowitz	26,203	0.02%
Ronald Naples	20,587	0.01%
Saul Reibstein (6)	37,055	0.02%
Jane Scaccetti	79,324	0.05%
Barbara Shattuck Kohn (7)	28,541	0.02%
Jay Snowden (5)	2,314,598	1.52%
Felicia Hendrix (5)	95,231	0.06%
Todd George (5)	218,640	0.14%
Chris Rogers (5)	132,463	0.09%
All current executive officers and directors as a group (13 persons) (6)	3,329,921	2.19%
*Less than 1%.
(1)
Based on its Schedule 13G/A filed with the SEC on February 9, 2024, the number of shares in the table includes shares beneficially owned as of December 31, 2023, by FMR LLC and Abigail P. Johnson. FMR LLC has sole voting power over 15,103,485 shares, shared voting power over 0 shares, sole dispositive power over 15,824,941 shares and shared dispositive power over 0 shares. Abigail P. Johnson has sole voting power over 0 shares, shared voting power over 0 shares, sole dispositive power over 15,824,941 shares and shared dispositive power over 0 shares. The address of the entity and individual listed above is 245 Summer Street, Boston, Massachusetts 02210.

(2)
Based on its Schedule 13D/A filed with the SEC on January 16, 2024, the number of shares in the table includes share beneficially owned as of January 12, 2024, by HG Vora Capital Management LLC. HG Vora Capital Management LLC has sole voting power over 0 shares, shared voting power over 14,500,000 shares, sole dispositive power over 0 shares and shared dispositive power over 14,500,000 shares. The address of HG Vora Capital Management LLC is 330 Madison Avenue, 21st Floor, New York, NY 10017.

(3)
Based on its Schedule 13G/A filed with the SEC on January 25, 2024, the number of shares in the table includes shares beneficially owned as of December 31, 2023, by BlackRock, Inc. and its listed affiliates. BlackRock, Inc. has sole voting power over 12,365,398 shares, shared voting power over 0 shares, sole dispositive power over 13,009,868 shares and shared dispositive power over 0 shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(4)
Based on its Schedule 13G/A filed with the SEC on February 13, 2024, the number of shares in the table includes shares beneficially owned as of December 29, 2023, by The Vanguard Group, Inc. and its listed affiliates. The Vanguard Group, Inc. has sole voting power over 0 shares, shared voting power over 53,742 shares, sole dispositive power over 14,531,892 shares and shared dispositive power over 198,028 shares. The address of Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(5)
The number of shares in the table includes shares that may be acquired upon the exercise of outstanding options or options that may be exercised within 60 days from the Record Date, as follows: Mr. Snowden, 1,515,753, Ms. Hendrix, 42,792; Mr. George, 152,315, Mr. Rogers, 87,812, and all current executive officers and directors as a group, 1,798,672 shares.

(6)	The number of shares in the table excludes 150 shares owned by Mr. Reibstein’s spouse, as to which shares Mr. Reibstein disclaims beneficial ownership.
(7)	The number of shares in the table excludes 1,750 shares owned by the estate of Ms. Shattuck Kohn’s late spouse, as to which shares Ms. Shattuck Kohn disclaims beneficial ownership.
(8)	Mr. Jacquemin is not standing for re-election at the 2024 Annual Meeting.

PROXY STATEMENT - 2024 47
COMPENSATION COMMITTEE REPORT
Compensation Committee of the Board of Directors

Barbara Shattuck Kohn Chair	Marla Kaplowitz Member	Vimla Black-Gupta Member	Saul Reibstein Member
Compensation Committee Report
As part of our commitment to effective corporate governance, the Board engaged with our shareholders to obtain their perspectives on PENN’s business strategy, executive compensation, sustainability and governance practices. Members of our Board and leadership team met with shareholders representing 47% of our outstanding shares during off-season shareholder outreach. Each of our Board Chair, Nominating & Corporate Governance Committee Chair and Compensation Committee Chair personally attended the majority of our off-season shareholder engagement meetings and would like to thank all of those who met with us to share your valuable perspectives.
The following Compensation Committee report to shareholders shall not, in accordance with the rules of the SEC, be incorporated by reference into any of our future filings made under the Exchange Act or under the Securities Act, and shall not be deemed to be soliciting material or to be filed under the Exchange Act or the Securities Act.
The Committee has reviewed and discussed the following CD&A with the management of the Company. Based on the review and discussions described above, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement.

48 PROXY STATEMENT - 2024
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The following Compensation Discussion and Analysis (“CD&A”) discusses the principles underlying our executive compensation policies and decisions for 2023. Our named executive officers for 2023 were:

Jay A. Snowden Chief Executive Officer, President and Director	Felicia R. Hendrix Executive Vice President, Chief Financial Officer	Todd George Executive Vice President, Operations	Chris Rogers Executive Vice President, Chief Strategy Officer and Secretary
2023 Performance Highlights
2023 was a year of significant operational and financial achievements for PENN. Our retail business achieved strong property-level margins, generating more than $2 billion in property-level EBITDAR, and we broke ground on all four of our exciting retail growth projects in Illinois, Ohio and Nevada. Our regional gaming assets delivered impressive results, providing a foundation for growth initiatives in our Interactive segment and facilitating our long-term omnichannel strategy.
It was also a transformative year for our Interactive division. In July, we successfully completed a full-scale migration of our online sports betting business to our proprietary technology platform across 17 states. Importantly, this migration provides us with full control of our product and technology roadmap, allowing us to quickly introduce enhancements for our Interactive offerings while maximizing cross-sell opportunities with our retail business. Then, in August, we entered into a long-term strategic alliance with ESPN, the undisputed leader in U.S. sports media, securing the exclusive right to use the ESPN brand for our U.S. online sports betting offering. Finally, in November, we successfully completed a rebrand our online sports betting product and launched ESPN BET across 17 states to very strong customer demand.

PROXY STATEMENT - 2024 49
EXECUTIVE COMPENSATION
2023 Performance Highlights (cont.)
We are constantly looking for new strategic opportunities to drive long-term shareholder value, as demonstrated through our transformative alliance with ESPN and our four exciting retail growth projects in Illinois, Ohio and Nevada, which are all set to open by 2026. The continued strength of our retail business provides us with a solid foundation to strategically deploy capital into our high-growth digital business, which is a critical element of our value creation strategy. To this end, our ability to accelerate growth by leveraging the leading sports media brands in the United States (ESPN) and Canada (theScore) is key to our omnichannel strategy, positioning us to significantly expand our digital footprint and efficiently grow our customer base across our retail, Interactive and entertainment verticals.
Looking ahead, we believe that our media and content ecosystem, together with our retail, online sports betting and online gaming channels, position PENN for growth and strengthen our position as a leading North America gaming operator. In 2024, we remain focused on maximizing the value-creation opportunities presented by our omnichannel strategy, leveraging innovative new integrations with ESPN and launching ESPN BET in new jurisdictions, including North Carolina (in March) and New York (later this year). We will also continue to focus on reimagining our properties through the use of new technologies and strategic capital deployment, which will allow us to further enhance customer experiences and better appeal to our growing digital customer database.

(1)	Reflects sum of Adjusted EBITDAR for our retail operating segments (Northeast, Midwest, South, West).
(2)	Reflects the sum of total revenues for our retail operating segments (Northeast, Midwest, South, West).
(3)	Property-level margin is property-level Adjusted EBITDAR divided by total retail revenue.

50 PROXY STATEMENT - 2024
EXECUTIVE COMPENSATION
Alignment of Pay with Performance
Our executive compensation is predominantly at risk and long-term focused. We issue a significant majority of our executive compensation in the form of annual and at-risk, long-term incentives that deliver value only if our executives achieve pre-set performance goals or we achieve sustained long-term stock price appreciation.
2023 Target CEO Compensation	2023 Average Other NEOs Target Compensation

Note: the above pie charts reflect the target values of new incentives awarded in 2023. These values vary from the grant values reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table, below, because the values included in those tables reflect portions of performance-based equity awards issued in 2021, 2022, and 2023 and associated with the 2023 performance period, in accordance with SEC disclosure rules. Because the performance targets for the 2021, 2022, and 2023 performance-based equity awards were set annually for 33% of each year’s overall targeted award, only the 33% portion of each year’s overall targeted performance-based equity award could be included in the proxy tables for the year in which the goals were established. In contrast, the above pie charts reflect 100% of the target value of the performance-based equity awarded in 2023, and none of the value associated with performance-based equity awards originally awarded in 2021 and 2022.
Annual total target opportunities adjusted to be closer to the peer median to maintain the competitiveness of our compensation program. Consistent with our pay for performance approach, the increase in target opportunity for our CEO in 2023 was delivered exclusively in the form of long-term equity incentives to foster a stronger alignment with the interests of our stockholders. Following these adjustments, the rate of our regular total target opportunities for our CEO and other NEOs remained positioned below the peer group median.
Incentive program payouts are aligned with performance. Our short- and long-term incentive payouts of 99.1% and 108.1% of the targeted levels respectively, were aligned with our robust 2023 financial and operational performance results, which were achieved despite ongoing macroeconomic headwinds and volatility in the retail and digital gaming spaces. Our leadership team remained focused on executing our omnichannel, tech-forward strategy that drove significant new user database growth, delivered on our property level margins goals and deepened our customer engagement across all product channels. These results reflect the momentum driven by our management team’s dedication to our highly differentiated growth strategy, one that positions the Company for successful long-term value creation in 2024 and beyond.
CEO realizable compensation for 2023 was 64% of target compensation levels, reflecting the alignment of our executive pay opportunities with company performance. As of the record date of this filing, stock options that represented 50% of the long-term incentive opportunities for our executives in 2021, 2022 and 2023 remain underwater and have zero intrinsic value, and likewise the 2021 CEO Supplemental Award is also underwater with no realizable value, which underscores the long-term alignment of our compensation program outcomes with our shareholders.

PROXY STATEMENT - 2024 51
EXECUTIVE COMPENSATION
2023 Target and Realizable Executive Pay Outcomes

Target Compensation: 2023 base salary earned, 2023 target annual incentive compensation and 2023 target value of the annual equity awards.
Realizable Compensation Value: 2023 base salary earned, 2023 annual incentive earned, the value of 2023 performance-based equity issued and earned based on fiscal 2023 performance and valued at target for 2024 and 2025 tranches, and zero intrinsic value of Stock Options issued in 2023, in each case valued based on stock price of $26.02 as of December 29, 2023.
2024 Performance-Based Equity Awards to reflect a three-year performance period and predominantly financial metric structure. In response to feedback provided by shareholders in our engagement sessions since our 2023 Say-on-Pay voting, the Compensation Committee approved a three-year performance period for our 2024 performance-based equity program (which is settled in common stock) with vesting tied to financial metrics (70% weighting) and quantitative operational metrics (30% weighting). Our 2023 and 2022 performance-based equity award grants will serve as a bridge to the new program design, with vesting of two-thirds of the 2023 award and one-third of our 2022 award, for which targets were traditionally set at the start of each annual performance period, to be tied to a 2-year and 1-year performance period, respectively, with the same mix of financial metrics (70% weighting) and quantitative operational metrics (30% weighting) being used for the 2024 performance-based equity award grant.

52 PROXY STATEMENT - 2024
EXECUTIVE COMPENSATION
2023 Say-On-Pay Vote and Shareholder Engagement
Our annual non-binding advisory Say-on-Pay vote on executive compensation is an opportunity for all of our stockholders to provide feedback on our executive compensation program. At our 2023 Annual Meeting, over 90% of shareholder votes cast – excluding abstentions and non-votes – were in favor of our Say-on-Pay resolution, which indicated restored confidence of our shareholders in our approach to executive compensation after significantly lower support in 2022. The shareholders we engaged with after our 2023 Annual Meeting provided positive feedback about our compensation program design and the changes the Compensation Committee implemented in response to the 2022 vote.
Our Board and the Compensation Committee recognize the importance of ongoing and regular dialogue with our shareholders beyond the annual Say-on-Pay vote and engage with our shareholders regularly about our strategic initiatives, compensation practices, corporate governance and sustainability priorities.
OUTREACH		ENGAGED		DIRECTOR LED
57%	Contacted shareholders representing 57% of the Company’s outstanding shares during the off-season	47%	Engaged with shareholders representing 47% of the Company’s outstanding shares during the off-season	Engagement efforts led by our Independent Board Chair, Compensation Committee Chair and Nominating and Corporate Governance Committee Chair
Outstanding share ownership calculated as of September 6, 2023
Key Themes from Shareholder Meetings
Our engagement team heard a diverse variety of feedback from shareholders in 2023. As noted, the shareholders we engaged with following our 2023 Annual Meeting provided overwhelmingly positive feedback about our compensation program design and the changes the Compensation Committee implemented in response to the 2022 vote. A majority of shareholders who met with us indicated they understood our current approach to compensation program design and performance metrics selection but indicated a preference for multi-year performance periods in the long-term incentive program, a stronger focus on financial metrics, and more detailed disclosure on our performance metrics, particularly for the long-term incentive program. In response to our shareholder feedback, for 2024 the Compensation Committee determined to update the design of our performance-based equity grants, approving a transition to a three-year performance period with a 70% weighting allocation to financial metrics. In addition, this year’s proxy statement reflects enhanced disclosure of the long-term incentive program metrics and earned performance-based equity awards for the last three performance cycles. We welcome our shareholder perspectives and look forward to continued shareholder engagement in 2024.
Compensation Philosophy
The Company maintains a compensation philosophy that is reviewed annually by the Compensation Committee to guide our compensation decisions and ensure we attract and retain the executive talent needed to grow and further the strategic interests of our business. To this end, the Company provides a compensation and benefits program that is competitive with that of its peers and rewards the skills and expertise of its executive team. The Company’s program is designed to motivate and reward executives to achieve and exceed targeted performance results and enhance shareholder value. Compensation received by the executives is tied to the achievement of pre-established goals to align the executive compensation outcomes with the Company’s performance and their own individual contributions.

PROXY STATEMENT - 2024 53
EXECUTIVE COMPENSATION
Compensation Framework
The primary components of our executive compensation program are base salary, short-term incentive compensation (cash bonus plan) and long-term incentive compensation (equity). These components of our 2023 compensation program are described in more detail below.

	COMPONENT	CEO	OTHER NEOS	KEY CHARACTERISTICS	2023 PERFORMANCE METRICS
FIXED PAY	Base Salary			• Fixed cash compensation designed to compensate executives for their day- to-day responsibilities based on the job responsibilities, individual performance, experience, expertise and qualifications	N/A
VARIABLE PAY	SHORT-TERM INCENTIVE PROGRAM (“STIP”)
Short-Term Incentive Plan (“STIP”)
• Cash compensation tied to the achievement of pre-determined quantitative performance goals
• Aligns a significant portion of target cash compensation to the achievement of near-term EBITDAR goals that support our long-term growth strategy
Adjusted EBITDAR
LONG-TERM INCENTIVE PROGRAM (“LTIP”)*
Performance- Based Equity (50% Weighting of Total LTIP)
• Equity incentive designed to motivate achievement of pre-set performance goals throughout a three-year performance period to drive long-term shareholder value
• Performance metrics reflect key drivers of our long-term growth, including incentives to advance our omnichannel growth strategy, as well as to encourage progress on key sustainability initiatives
• Settling in shares of our restricted stock to align interests of our executives with those of our shareholders, promote an ownership mentality, and motivate long-term shareholder value creation

Omnichannel
• Loyalty Database Activations
• Loyalty App Registrations
• Retail to Online Registrations
• Online to Retail Activations
Interactive
• iCasino Handle
• Online Sportsbook Handle
ESG/Sustainability
• Key metrics that promote inclusive culture across our organization, encourage inclusive leadership and incentivize progress on making our operations more energy efficient

	Stock Options (50% Weighting of Total LTIP)			• Equity incentives motivate executives to build long-term shareholder value • Award vests ratably over a four-year period to encourage long-term retention
Stock options only deliver value to executives to the degree our stock price appreciates after the grant date, strongly aligning executive interests with shareholder value creation and motivating sustained, long-term outperformance

*
The performance-based equity weighting in the table above reflects the target values of new incentives awarded in 2023. These values vary somewhat from the grant values reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table, below, since the values in these tables include portions of performance-based equity grants that were part of performance-based equity awards originally made in 2021, 2022, and 2023.

54 PROXY STATEMENT - 2024
EXECUTIVE COMPENSATION
Impact of ESPN Strategic Alliance on 2023 Compensation Outcomes
In the first quarter of 2023, the Compensation Committee set our executive compensation performance metrics for the year based on our annual financial and operational forecasts, including targets for overall adjusted EBITDAR under the short-term incentive plan and targets for our Interactive segment, omnichannel performance and key ESG initiatives under our LTIP. The Company’s alliance with ESPN was not anticipated when these executive compensation performance metrics were set, and was therefore not reflected in the Company’s business forecast for the year.
In August 2023, PENN entered into an exclusive U.S. online sports betting agreement with ESPN, forming a transformative strategic alliance. The success of our subsequent ESPN BET launch resulted in significant user growth, dramatically expanding our digital database and strengthening our foundation for future growth across our omnichannel ecosystem. The ESPN BET launch was more successful than anticipated and resulted in more new users than we forecasted. As a result, we incurred higher losses than expected, primarily related to promotional expenses associated with new user growth. When deliberating how to reflect the financial impact of this new strategic alliance with ESPN and the results of the ESPN BET launch on our 2023 performance, the Compensation Committee took a prudent and balanced approach to (i) eliminate the punitive short-term financial impact of the losses incurred to support the launch of ESPN BET from the STIP achievement, and (ii) remove the unanticipated positive impact of the Company’s change in Interactive strategy from the LTIP achievement, as described in more detail below.
In determining the final payouts, the Compensation Committee approved adjustments to both short-and long-term incentive programs that it believed more reasonably represented full-year 2023 performance results achieved by our executive team, as follows:
• STIP Adjustments: Interactive segment results for the period following our decision to launch ESPN BET were excluded from the calculation of Adjusted EBITDAR. The Compensation Committee determined that it was appropriate to calculate Adjusted EBITDAR by only accounting for Interactive segment results for the period from January through the end of June, prior to the Company’s decision to launch ESPN BET, and that doing so accurately reflected management’s strong performance in 2023, distinct from the unanticipated change in Interactive strategy. These adjustments resulted in an increase of executive STIP achievement from 78.1% to 99.1% of target, as set out in more detail in “2023 STIP Awards” below. Please see Appendix “A” for details on reconciliation of GAAP to non-GAAP financial measures.
• LTIP Adjustments: The Compensation Committee exercised its discretion to reduce the achievement level for the 2023 performance-based equity awards for our executive team by excluding Interactive segment goals from the LTIP calculation entirely and including omnichannel results only for January to October 2023, the period prior to the launch of ESPN BET. By doing so, the Compensation Committee sought to limit any artificial inflation of the LTIP achievement resulting from the success of the ESPN BET launch. Through these discretionary reductions, the Compensation Committee lowered LTIP achievement from 141.4% to 108.1% of target, reducing performance-based equity awards to our executives by 33%, which the Compensation Committee believed to reflect management’s performance for the year more accurately than the unadjusted LTIP goals.

The Compensation Committee determined that these adjustments to STIP and LTIP achievements were reasonable and balanced and ultimately resulted in executive incentives which were more closely aligned with our operating performance for the year. Details on payouts are further described below in the Annual Short-Term Incentive Plan (STIP) and Long-Term Incentive Program (LTIP) sections.

PROXY STATEMENT - 2024 55
EXECUTIVE COMPENSATION
Compensation Process
The Compensation Committee is solely responsible for making the final decisions on compensation for our executive officers (our CEO’s pay is approved by the independent members of our Board), but has the authority to delegate any of its responsibilities to subcommittees as the Compensation Committee may deem appropriate, in its sole discretion, and is also supported in its work by an independent compensation consultant, as described below.
The Compensation Committee, in its discretion, has sole authority to select, approve, retain, terminate and oversee its relationship with the independent compensation consultant. In 2023, Exequity did not provide any consulting services other than with respect to executive compensation matters, to PENN or any of its executive officers. In selecting its compensation consultant, the Compensation Committee considered the independence of such consultant in accordance with the standards of the Nasdaq Rules, any applicable rules and regulations of the SEC and other applicable laws relating to independence of advisors and consultants. The Compensation Committee concluded that no conflict of interest existed that would prevent Exequity from independently advising the Compensation Committee.
COMPENSATION COMMITTEE (comprised solely of independent directors and reports to the Board)
• Oversees risks associated with the Company’s compensation policies and practices;
• Evaluates and determines the appropriate executive compensation philosophy and objectives for PENN
Entertainment;
• Reviews and approves annually the executive compensation peer group;
• Recommends the compensation of our CEO, subject to approval by the independent members of the Board;
• Approves the appropriate design and levels of our executive compensation program and compensation arrangements for our other NEOs;
• Approves the performance metrics, goals, payout ranges and other elements used in the incentive performance-
based compensation plans for our NEOs; and
• Conducts an annual evaluation of our CEO’s performance in executive session.

INDEPENDENT MEMBERS OF THE BOARD
• Review the Compensation Committee’s annual evaluation of the CEO’s performance; and
• Consider the Compensation Committee’s recommendations with regard to our CEO compensation and, if appropriate, approve changes in target pay levels, incentive program design and final payouts.

INDEPENDENT COMPENSATION CONSULTANT (Exequity)
• Provides advice and assistance to the Compensation Committee in carrying out its duties and responsibilities with respect to the Company’s executive compensation programs and non-employee director compensation;
and
• Regularly attends Compensation Committee meetings and also communicates with the Compensation Committee Chair outside meetings regarding matters related to the Compensation Committee’s responsibilities.

CHIEF EXECUTIVE OFFICER (with the assistance of Chief Human Resources Officer)
• Provides input to the Compensation Committee with respect to the compensation-setting process to ensure that compensation programs are aligned with our strategic objectives and reflect appropriate performance goals;
• Provides the Compensation Committee with input regarding performance of NEOs (other than himself); and
• Provides the Compensation Committee with input regarding executive performance and recommends base salary and annual short- and long-term incentive targets for each of our NEOs (other than himself).

Risk Assessment
The Compensation Committee’s responsibilities include, among others, oversight of risks related to our compensation practices and plans to ensure they appropriately balance risks and rewards in relation to our overall business strategy and do not encourage excessive or unnecessary risk-taking behavior. In this regard, the Compensation Committee annually reviews the Company’s compensation and benefits programs in the context of potential risks. The executive compensation program is structured as a balanced mix between fixed and variable, annual and long-term, and cash and equity compensation.
Base salaries are reviewed and set annually. Annual short-term incentive pay in 2023 was focused on achievement of a specific, readily quantifiable and meaningful financial goal (Adjusted EBITDAR) and was determined using absolute and objective performance criteria in reference to the Company’s annual budget. The other major component of our executive officers’

56 PROXY STATEMENT - 2024
EXECUTIVE COMPENSATION
Risk Assessment (cont.)
compensation is long-term incentives through a mix (which may vary from year to year and by level) of stock options and performance-based equity awards that we believe are important to help further align executives’ interests with those of our shareholders. Such grants are subject to long-term vesting schedules and the annual bonus and performance-based equity awards are subject to maximum payout limits.
We believe that the focus on annual short-term incentive pay is balanced by our long-term incentive awards, which are granted annually, continually ensuring that executives’ incentive pay is aligned with our share price performance over multiple years. These cash and equity incentive awards, especially when combined with the compensation clawback policy described on page 67 of this Proxy Statement, appropriately balance payment for performance and alignment of executive compensation with shareholders without encouraging imprudent conduct or excessive risk-taking. Additionally, we have share ownership guidelines that require our executive officers to own a given multiple of their base salary in the form of our common stock, restricted stock or stock settled restricted stock units (ranging from six times for the CEO to three times for other named executive officers) to help ensure that the majority of executives compensation always has significant value tied to long-term stock price performance.
Based on the foregoing, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the Company’s ability to effectively identify and manage significant risks, are compatible with effective internal controls and are supported by the oversight of the Compensation Committee.
Executive Compensation Peer Group
The Compensation Committee reviews the total compensation package for each of the executive officers against data from a pre-selected peer group of companies, which are chosen based on data compiled by an independent compensation consultant. Consistent with the objectives of the Company’s executive compensation program, the Compensation Committee compares executive officer compensation against the median compensation opportunities of these peer companies to ensure that the Company is able to attract and retain highly qualified executive officers by providing a total compensation package that is competitive with Company peers. The Compensation Committee, with the assistance of its independent compensation consultant, reviews the Company’s peer group annually to determine whether any changes from the prior year’s group are warranted.
For setting 2023 target compensation levels, the executive compensation peer group consisted of the companies identified below, as recommended by the Compensation Committee’s independent compensation consultant and approved by the Compensation Committee. The peer group remained the same as the peer group the Company used for setting 2022 target compensation levels, as follows:
COMPENSATION COMMITTEE PEER GROUP
Boyd Gaming Corporation	MGM Resorts International
Caesars Entertainment, Inc.	Red Rock Resorts, Inc.
DraftKings Inc.	Roku, Inc.
Electronic Arts Inc.	Sirius XM Holdings, Inc.
Las Vegas Sands Corp.	Wynn Resorts, Ltd.
Lions Gate Entertainment Corporation	Zynga inc.
This executive compensation peer group is comprised of core gaming companies and online and digital entertainment companies, which reflects PENN’s evolving operational complexity and a greater emphasis on online and digital entertainment. These peer companies were selected because they met certain criteria based on similarity of their business, market capitalization and annual revenues, and the fact that they serve as competitors for PENN’s executive talent. The Compensation Committee reviewed the peer group in October 2022, and at that time the Company ranked at the 65th percentile of this group in annual revenue, at the 71st percentile in the number of employees, and at the 16th percentile in market capitalization.

PROXY STATEMENT - 2024 57
EXECUTIVE COMPENSATION
Elements of Executive Compensation
Our executive compensation program consists of the following primary components: base salary, annual short-term cash bonus incentive and long-term incentive compensation.
Base Salary
Base salary is the fixed element of an executive officer’s annual cash compensation and is intended to attract and retain highly qualified executives and to compensate them for expected day-to-day performance. The Compensation Committee reviews the base salary for each of our executive officers on an annual basis and considers the following factors in making its determinations: the executive officer’s position, responsibilities associated with that position, experience, expertise, knowledge and qualifications, individual contributions, market factors, the industry in which we operate and compete, recruitment and retention factors, the executive officer’s individual compensation history, salary levels of the other members of our executive team, the median salaries of similarly situated/comparable executives in our peer group, and our overall compensation philosophy. When establishing our named executive officers’ annual base salaries, the Compensation Committee references the peer group median salaries.
Set forth in the table below are the 2022 and 2023 base salaries for each of our named executive officers, along with year-over- year percentage market-based pay increases that were designed to bring base salaries of our executives closer to the peer group median for the comparable executive roles and scope of responsibilities.
NAMED EXECUTIVE OFFICER	2023 BASE SALARY	2022 BASE SALARY	PERCENT INCREASE FROM 2022
Jay Snowden	$1,800,000	$1,800,000	0%
Felicia Hendrix	$850,000	$715,000	19%
Todd George	$950,000	$900,000	6%
Chris Rogers	$725,000	$675,000	7%
Annual Short-Term Incentive Plan (“STIP”)
Our executive officers are eligible to participate in the short-term cash incentive plan (STIP), which is intended to motivate the executive officers to achieve short-term company performance goals that are key to long-term Company success and strong share price performance. The STIP provides payout opportunities based on the achievement of pre-determined corporate performance objective(s), with actual STIP bonuses earned based on the achievement of such performance objective(s) each fiscal year.
The Compensation Committee sets the range of STIP opportunity payable to each executive as a percentage of annual base salary, consistent with the incentive programs and practices used by the Company’s peer group. When establishing our named executive officers’ target STIP opportunities, the Compensation Committee references the peer group median target bonus levels. The 2023 target STIP opportunities for our named executive officers, as well as payout levels for threshold and maximum performance, remained unchanged from the prior year at 250% of base salary for our CEO and 100% of base salary for the other NEOs.
No compensation is awarded to executives for below-threshold performance, except in instances where the Compensation Committee determines that an adjustment to the performance metric(s) is warranted. If corporate performance is between performance levels (i.e., between threshold and target, or between target and maximum), the actual amount of the award that is earned will be determined by linear interpolation using the two identified levels of performance. Annual STIP incentive opportunities are capped at the maximum bonus levels, equivalent to 150% of target for each executive, regardless of the extent to which performance exceeds the maximum performance level.

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EXECUTIVE COMPENSATION
2023 STIP Awards
The Compensation Committee approved Adjusted EBITDAR as the performance metric for the 2023 STIP because Adjusted EBITDAR is an objective and quantifiable measurement for the Company’s financial performance that balances an aggressive approach to executing on our highly differentiated strategy with a disciplined approach to spending to support our long-term growth priorities. It is also a common performance metric in the industry used by our investors to evaluate the Company’s performance relative to other industry peers.
In order to determine the appropriate rigor of Adjusted EBITDAR as the metric for the 2023 STIP, the Compensation Committee reviewed the Company’s 2023 operating plan. Based on this analysis, in early 2023, the Compensation Committee approved “threshold,” “target” and “maximum” performance levels for the Adjusted EBITDAR goal. The target performance level for Adjusted EBITDAR represented an increase over last year’s target and was deemed by the Compensation Committee to be rigorous and reflect the Company’s internal business plan and overall macroeconomic outlook at the start of 2023. At that time, the Company’s transformative strategic alliance with ESPN was not anticipated and therefore was not reflected in the Company’s business forecast for the year.
As described above, in August 2023, PENN entered into an exclusive U.S. online sports betting agreement with ESPN, forming a transformative strategic alliance. The success of our subsequent ESPN BET launch resulted in significant user growth, dramatically expanding our digital database and strengthening our foundation for future growth across our omnichannel ecosystem. The ESPN BET launch was more successful than anticipated and resulted in more new users than we forecasted. As a result, we incurred higher losses than expected, primarily related to promotional expenses associated with new user growth. When deliberating how to reflect the financial impact of this new strategic alliance with ESPN and the results of the ESPN BET launch on our 2023 performance, the Compensation Committee took a prudent and balanced approach to (i) eliminate the punitive short-term financial impact of the losses incurred to support the launch of ESPN BET from the STIP achievement, and (ii) remove the unanticipated positive impact of the Company’s change in Interactive strategy from the LTIP achievement, as described in more detail below.
The Compensation Committee retains the discretion to adjust quantitative results to account for factors that were unforeseen at the time compensation targets were established, and therefore made adjustments that it believed were reasonable and balanced, to reflect the impact of the strategic alliance with ESPN. These adjustments ultimately resulted in STIP achievement that was more closely aligned with our operating performance for the year.
For the reasons described above, and as detailed in “Impact of ESPN Strategic Alliance on 2023 Compensation Outcomes” on page 54, the Compensation Committee approved adjustments to target and achieved performance levels for Adjusted EBITDAR, which resulted in an increase in payout levels under our STIP to 99.1% of target, from the unadjusted achievement of 78.1% of target, as follows:
• First, the performance target and actual results for Corporate Adjusted EBITDAR were adjusted from $1.923 billion to $1.915 billion, and from $1.513 billion to $1.897 billion, respectively, to remove Interactive results from both the performance target and actual results, resulting in an adjusted payout percentage of 99.6% of target; and
• The Compensation Committee then used its discretion to reduce the overall STIP achievement by 50-basis points, from 99.6% to 99.1%, to reflect the Interactive segment’s performance from January to June, the period prior to the Company’s decision to enter into the strategic long-term alliance with ESPN.

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EXECUTIVE COMPENSATION
2023 STIP Awards (cont.)
Full detail on the adjusted target, threshold, maximum and actual performance levels for the 2023 STIP metric are set forth below:
2023 STIP Performance Metric	Threshold (85% of Target)	Target (100% of Target)	Maximum (115% of Target)	Achievement ($)	Payout (% of Target)
Corporate Adjusted EBITDAR	$1.647B	$1.938B	$2.229B	$1.513B	78.1%
Final Adjustment to Corporate Adjusted EBITDAR	$1.628B	$1.915B	$2.202B	$1.897B	99.1%
During the first quarter of 2024, based on our Adjusted EBITDAR for 2023, the Compensation Committee approved the following STIP awards for the named executive officers (the Board approved the Chief Executive Officer’s STIP award following the Compensation Committee’s recommendation):
NAMED EXECUTIVE OFFICER	2023 ANNUAL INCENTIVE OPPORTUNITY (% of Base Salary)	TARGET STIP OPPORTUNITY	ADJUSTED STIP PAYOUT LEVEL	ACTUAL 2023 STIP PAYOUT
Jay Snowden	250%	$4,500,000	99.1%	$4,365,000
Felicia Hendrix	100%	$850,000	99.1%	$824,500
Todd George	100%	$950,000	99.1%	$929,417
Chris Rogers	100%	$725,000	99.1%	$703,250

60 PROXY STATEMENT - 2024
EXECUTIVE COMPENSATION
Long-Term Incentive Program (“LTIP”)
We maintain a long-term incentive program (LTIP) for our executive officers to encourage an ownership mindset and incentivize long-term value creation. The long-term incentives are delivered through a combination of time- and performance-based awards. Performance-based equity awards motivate progress toward our strategic and operational priorities that are critical for our ability to create long-term shareholder value. Both time- and performance-based awards are tied to our stock price value and vest over three- and four-year periods, respectively, to incentivize executives to drive sustained value creation by successfully executing a range of strategic initiatives that advance our long-term growth priorities.
Each fiscal year, the Compensation Committee determines an aggregate target value for the time-based and performance-based portions of the annual LTIP award for each executive officer, which in 2023 were below (but generally within a competitive range of) the median target opportunities, and which were generally consistent with incentive program design prevalence among the Company’s peer group, as well as broader industry and market standards and best governance practices.
Due to the transformational nature of our omnichannel growth strategy, at the beginning of 2023 the Compensation Committee determined that it was not feasible to forecast reliable three-year performance targets for the full 2023-2025 performance cycle. To maintain the rigor of the compensation program and effectively incentivize progress toward our strategic priorities, the Compensation Committee maintained the historical practice of setting annual performance targets for each year of the three- year performance cycle under the 2023 performance-based equity grant under the LTIP program. To foster alignment with our shareholders, any earned shares were subject to service-based vesting requirements through the end of the three-year performance cycle.
For 2024, in response to the input of our shareholders in the shareholder engagement sessions following our 2023 Say-on-Pay voting and given our recent transformational alliance with ESPN, the Compensation Committee determined to update the design of our long-term performance program by introducing a three-year cumulative performance period and to allocate a 70% weighting to financial metrics, with the remaining 30% weighting allocated to strategic operational metrics.
In light of the new design applicable to the 2024 performance-based equity awards, the Compensation Committee approved a cumulative two-year performance period for the 2024 – 2025 outstanding portion of the 2023 performance-based equity awards, instead of two one-year performance periods, and determined that this two-year performance period should utilize a performance metric structure that reflects a 70% allocation to financial performance measures and 30% allocation to strategic operational metrics. The third and final tranche of the 2022 performance-based equity awards will similarly be based on 2024 performance using this same 70% financial and 30% operational metric weighting, but with the remaining one-year performance period.

PROXY STATEMENT - 2024 61
EXECUTIVE COMPENSATION
2023 LTIP Awards
Below is an overview of the long-term incentives as approved by the Compensation Committee for 2023 grant cycle:
EQUITY VEHICLE	PURPOSE	WEIGHTING FOR CEO AND OTHER NEOS	2023 PERFORMANCE METRICS
Performance- Based Equity Awards	Incentivize performance on key financial, strategic and operational metrics that drive success of the transformation strategy and our ability to create long-term value
• 2023 Performance-Based Equity Award is split into two tranches:
• Tranche 1: 1/3 of the target award value, with payout contingent upon strategic and operational metrics tied to omnichannel, interactive segment and ESG priorities, based on a one-year performance period for 2023. Any earned shares are subject to service-based vesting requirements through the end of the three-year performance period
• Tranche 2: 2/3 of the target award value, with payout for the two-year performance period, covering 2024 and 2025, based on the new performance metrics structure of 70% allocation to financial performance measures and the remaining 30% weighting allocated to strategic operational metrics
• Payouts range between 0-150% of target

Stock Options	Incentivize creation of long-term shareholder value through successful execution of the growth priorities		• Deliver value only if the Company’s stock price appreciates from the grant date • Vest and become exercisable at a rate of one-fourth per year over 4 years to support retention
The above pie charts reflect the target grant values of new incentives awarded in 2023. These values vary from the grant values reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table, below, because the values included in those tables include portions of performance-based equity awards that were part of performance-based equity awards originally made in 2021, 2022, and 2023, in accordance with SEC disclosure rules that do not allow for inclusion of target award values in the tables until all of the performance targets have been fully established. Because the performance targets for the 2021, 2022, and 2023 performance-based equity were set annually for 33% of each year’s overall targeted award, only the 33% portion of each year’s overall targeted performance-based equity award could be included in the proxy tables for the year in which the goals were established. As such, the performance-based equity award values reflected in this year’s tables include 33% of each of the 2021, 2022, and 2023 performance-based equity target values. In contrast, the above pie charts reflect 100% of the target value of the performance-based equity awarded in 2023, and none of the value associated with performance-based equity originally awarded in 2021 and 2022.

62 PROXY STATEMENT - 2024
EXECUTIVE COMPENSATION
The Compensation Committee approved the following 2023 LTIP award targets for the NEOs (the independent members of our Board approved our CEO’s LTIP award targets) that reflected market-based adjustments designed to maintain competitiveness of our executive compensation program and bring the total target opportunities for our NEOs closer to the median pay levels of our peer group.
NAMED EXECUTIVE OFFICER	2023 TARGET LTIP AWARD VALUE	PERFORMANCE-BASED EQUITY (50% of Target LTIP Value)	STOCK OPTIONS (50% of Target LTIP Value)
Jay Snowden	$11,130,000	$5,565,000	$5,565,000
Felicia Hendrix	$2,975,000	$1,487,500	$1,487,500
Todd George	$3,325,000	$1,662,500	$1,662,500
Chris Rogers	$1,740,000	$870,000	$870,000
2023 Performance-Based Equity Awards
For fiscal 2023 performance-based equity awards, the Compensation Committee approved performance metrics that it believed were the best measures of our ability to create long-term shareholder value by incentivizing (i) closer integration between our brands to provide a seamless omnichannel experience for our customers, (ii) expansion of our market share, and (iii) progress toward our ESG priorities in support of long-term shareholder value creation.
•
Omnichannel metrics (60%) focused on incentivizing growth of PENN Play database and retail and online cross-sell opportunities to generate a greater brand loyalty and spend-per-customer, which are critical elements of our omnichannel growth strategy to support revenue growth and drive profitability. The Compensation Committee set targets to align with our operating plan and projections for new customer growth and expectations around marketing and promotional spend for the year. The Committee considered the performance targets to be rigorous and requiring a significant level of effort to be achieved.

•
2H Interactive metrics (30%) designed to incentivize growth of online sports betting and iCasino market share, which are key indicators of our future growth in the digital space. In light of the planned migration of the Barstool Sportsbook onto our proprietary technology stack in the second half of the year, the Compensation Committee set Interactive metrics based on performance for the second half of the year. This was done to both account for the unique operating environment during the pre-migration portion of the year, and to incentivize a seamless integration effort and minimize potential disruptions associated with a significant technological migration.

•	ESG metrics (10%) promote inclusive culture across our organization, encourage inclusive leadership and incentivize progress on making our operations more energy efficient.
Note: As noted above and further detailed below, the Compensation Committee adjusted the weightings of these metrics following the Company’s strategic alliance with ESPN, announced in August 2023, as this strategic alliance was not anticipated at the start of the year when the Compensation Committee approved the design of 2023 Performance Awards.
2023 Performance Results
In early 2023, the Compensation Committee considered various performance metrics and ultimately approved the goals in the chart below for the 2023 fiscal performance period, which represents: (i) first performance period of the 2023 Performance Awards, (ii) second performance period of the 2022 Performance Awards and (iii) third performance period of the 2021 Performance Awards.
As described in more detail in the “Impact of ESPN Strategic Alliance on 2023 Compensation Outcomes” section on page 54 above, at the time the Compensation Committee established the targets, our transformational alliance with ESPN was not anticipated. Due to the launch of ESPN BET, the Company dramatically overachieved against the original Interactive segment and omnichannel operational targets, and the Compensation Committee determined that excluding Interactive segment goals from the LTIP calculation entirely and including omnichannel results only for the period from January to October 2023, prior to the launch of ESPN BET in November, would most accurately reflect management’s performance for the year. As a result, the 30% weighting originally approved for the Interactive metrics was redistributed to the omnichannel and ESG metrics, and the targets and actual performance for the omnichannel metrics were adjusted to reflect a truncated performance period that ran from January to October 2023.

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EXECUTIVE COMPENSATION
2023 Performance Results (cont.)
The following table summarizes these adjustments, including the adjusted metric weightings, the adjusted omnichannel metric performance targets and actual performance results for the period from the start of the year through the launch of ESPN BET, as well as the original omnichannel metric targets for the full fiscal 2023 performance period. As a result of these adjustments, the aggregate payout for the 2023 fiscal performance period was reduced by 33%, from 141.4% to 108.1%.

64 PROXY STATEMENT - 2024
EXECUTIVE COMPENSATION
Status of Outstanding Performance-Based Equity Awards
The Compensation Committee believes that the long-term incentive compensation awards granted to the named executive officers pursuant to the LTIP appropriately align our named executive officers’ focus with the achievement of the Company’s strategic objectives and with the long-term value return expectations of our shareholders. The following table shows the status of the Performance Awards granted since 2021, in each case measured as of December 31, 2023.
Based on the performance results achieved in 2021, 2022 and 2023, performance-based equity awards issued in 2021 for the 2021- 2023 performance period were earned at 119.2% of target.
Performance-Based Equity Award Results
Each Subsequent Year Represents 33.3% of the Target Grant Opportunity
AWARD YEAR	METRICS	WEIGHTING(1)	ACTUAL PAYOUT % of Target	TOTAL EARNED SHARES FOR 2021 % of Target	TOTAL EARNED SHARES FOR 2022 % of Target	TOTAL EARNED SHARES FOR 2023 % of Target	TOTAL PAYOUT % of Target
2023 AWARD	Omnichannel	86%	103.5%
	Interactive	n/a	n/a			108.1%	N/A
	ESG	14%	135.6%
2022 AWARD	Omnichannel	50%	141.6%		99.6%	108.1%	N/A
	iCasino Market Share	30%	0%
	Ontario Launch	10%	141.8%
	ESG	10%	146.5%
2021 AWARD	Adj. EBITDAR Margin	50%	150%	150%	99.6%	108.1%	119.2%
	Online Platform Launch	50%	150%
(1)
Weightings for 2023 Award reflect the impact of Compensation Committee discretionary adjustments to exclude Interactive results for the entire year and only include Omnichannel achievements from January 1 to October 31, 2023, the period prior to the launch of ESPN BET.

Based on the 2023 performance results, the following shares of restricted stock or restricted stock units were earned and credited to our named executive officers under our 2021, 2022 and 2023 Performance Awards. Prior to 2022, the performance awards were granted in the form of restricted stock. In 2022, to better align with industry compensation trends, the Compensation Committee determined that performance awards would be settled in restricted stock units. Any earned portion of the 2021, 2022 and 2023 Performance Awards remains subject to forfeiture through the end of the full three-year service period. Such forfeiture restrictions lapse earlier in the event of termination of service due to death or disability, or a termination of service following a change in control of the Company. In addition, with respect to the 2021 and 2022 Performance Awards, such forfeiture restrictions will also lapse upon an involuntary termination of service or retirement.
NAMED EXECUTIVE OFFICER	2023 AWARD (First Tranche)	2022 AWARD (Second Tranche)	2021 AWARD (Third Tranche)
Jay Snowden	67,191	41,538	14,009
Felicia Hendrix	17,799	6,464	2,698
Todd George	19,893	7,236	3,009
Chris Rogers	10,410	6,103	2,387

PROXY STATEMENT - 2024 65
EXECUTIVE COMPENSATION
Stock Options
Stock options represented 50% of the target annual long-term incentive opportunity awarded in 2023 and vest 25% per year over four years. Unvested options are forfeited unless the option holder remains in continuous employment with the Company through the applicable vesting dates (except as otherwise provided in the participant’s employment agreement in specific instances, such as terminations “without cause” or for “good reason” including following a “change in control”). As of the Record Date, in alignment with the experience of our shareholders over the last three-year period, all stock options issued to our named executive officers in 2021, 2022 and 2023 were under water.
Update on 2021 CEO Supplemental Award
No portion of the 2021 CEO Supplemental Award has vested. The CEO Supplemental Award issued on April 12, 2021, reflects a unique exclusively performance-based award structure, with vesting contingent upon achieving extraordinarily rigorous absolute stock price and relative total shareholder return (“TSR”) milestones. The unique two-phased design provides for a Phase II incentive opportunity only if at least one of the stock price milestones under Phase I of the award is achieved.
Demonstrating the tight alignment of our executive pay arrangements and performance, no portion of the CEO Supplemental Award has been earned over the last three years and its outcome remains uncertain. Unless our stock price appreciates 660% from the stock price of $17.36 per share on the Record Date in the remaining 1 year and 8 months of the performance period, the incentive opportunity under both Phase I and Phase II of the CEO Supplemental Award will be forfeited.
The award, which has been designed with the interests of shareholders in mind, consists of the following two phases:
•
PHASE I - “Stock Price Hurdle Award”: an equity-based grant with performance vesting conditions tied to the achievement of aspirational stock price hurdles, which must be maintained for 60 consecutive trading days, during the period ending December 31, 2025; and

•
PHASE II - “Relative TSR Hurdle Award”: an equity-based award that, contingent upon achievement of at least one milestone under the Stock Price Hurdle Award (Phase I), provides an opportunity to earn additional shares if the Company’s five-year TSR measured at the end of 2026 and 2027 equals or exceeds the 75th percentile of the S&P 500 index.

66 PROXY STATEMENT - 2024
EXECUTIVE COMPENSATION
Update on 2021 CEO Supplemental Award (cont.)

PHASE I
STOCK PRICE HURDLE PERFORMANCE PERIOD
04/12/2021
GRANT DATE
Stock Price Hurdle Award Issued
04/05/2024
RECORD DATE
No Portion of Stock Price Hurdle Award Vested
12/31/2025
END OF STOCK PRICE PERFORMANCE PERIOD
Stock Price Hurdle Award is **Forfeited unless stock price is > $132 on or before this date**
Any Earned Stock Price Hurdle Award RSUs, are subject to an additional 3-year vesting
12/31/2028
END OF VESTNG PERIOD
FOR EARNED STOCK PRICE HURDLE AWARD
on or before this date, depending on when the stock price hurdles are achieved
2021
2022
2023
2024
2025
2026
2027
2028
2029
04/12/2021
GRANT DATE
Relative TSR Hurdle RSUs Issued assuming maximum performance level for Stock Price Hurdle Award
12/31/2025
ADJUSTMENT DATE
Relative TSR Hurdle Award is reduced or forfeited in full, based on the achievement level under the Stock Price Hurdle Award
2022 - 2026 RELATIVE TSR PERFORMANCE PERIOD
1st Tranche of Relative TSR Performance Hurdle Award is **Forfeited, if Relative TSR is <75%**
Any Earned RSUs are subject to an additional 2-year vesting
2023 - 2027 RELATIVE TSR PERFORMANCE PERIOD
2nd Tranche of Relative TSR Performance Hurdle Award is **Forfeited, if Relative TSR is <75%**
Any Earned RSUs are subject to an additional 2-year vesting
PHASE II
RELATIVE TSR HURDLE PERFORMANCE PERIOD

PROXY STATEMENT - 2024 67
EXECUTIVE COMPENSATION
Other Compensation Program Elements and Policies
Deferred Compensation. The Company does not maintain any defined benefit pension programs for its executives. The Company maintains an elective nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for tax planning and retirement purposes for our executives. In 2023, the minimum annual deferrable amount was $3,000 and the maximum was 90% of the executive’s base annual salary and/or bonus. Deferral elections must be made before the beginning of the year in which compensation will be earned. The Company’s contributions under the plan in 2023 were equal to 50% of the participant’s deferral for the first 10% of the salary and/or bonus deferred, subject to a maximum annual Company contribution equal to 5% of the participant’s salary and/or bonus. All amounts credited to an executive’s account are invested, as directed by the executive, in commonly available mutual funds, and the Company does not guarantee any minimum returns. The plan is unfunded, and benefits are paid from the Company’s general assets; however, the Company currently contributes funds into a grantor trust on a monthly basis in respect of these deferred compensation obligations. The Company generally sets aside separately the amounts deferred by the executives and the matching contributions thereon and, to protect against excess liabilities, invests such amounts in the mutual funds notionally selected by each executive. This program is described in more detail beginning on page 72.
The Compensation Committee believes that the Deferred Compensation Plan is necessary to attract and retain our executives and is consistent with competitive and industry practices.
Benefits and Perquisites. We offer a set of benefits to all of our employees, including medical, dental and vision insurance, group life insurance, short- and long-term disability and a 401(k) with certain contributions matched by us in 2023. We believe that executives should be offered benefits and perquisites that are reasonable relative to the benefits provided to all employees and that are consistent with competitive and industry practices among the Company’s peer group. Consistent with these objectives, the Company also provides certain executive officers with selected supplemental benefits and perquisites, including matching contributions under the Company’s Deferred Compensation Plan and financial and tax planning services. In addition, Mr. Snowden is entitled to life insurance in the amount of three times his base salary. He is also entitled to use of Company aircraft, which is important in ensuring efficient travel to our gaming facilities that are located across a wide geographic area without regular commercial flight alternatives and which is generally consistent with other companies in our gaming peer group that permit their chief executive officers to use the company’s aircrafts for personal use and commuting. In determining the supplemental benefits and perquisites that our executive officers are entitled to receive, the Compensation Committee evaluates the benefits and perquisites given by companies in the Company’s core gaming peer group. The description and value of such supplemental benefits and perquisites in 2023 can be found in the “All Other Compensation” column of the Summary Compensation Table in this Proxy Statement.
Hedging and Pledging Policy. We maintain policies prohibiting each of the Company’s directors and employees (including executive officers) from engaging in hedging transactions (such as short sales, puts and calls and other derivatives), and pledging Company shares as collateral for a loan or holding shares in a margin account.
Compensation Clawback Policy. As a highly regulated, multi-jurisdictional gaming and racing company, the Company has maintained a long- standing commitment to ensure that its executive officers adhere to the highest professional and ethical standards. As part of this commitment, the Company adopted its Executive Incentive Compensation Recoupment Policy (“Clawback Policy”) in compliance with Section 10D of the Exchange Act and Nasdaq Rules, effective September 19, 2023. The Clawback Policy is administered by the Compensation Committee and enables the Company to recover from specified current and former executive officers certain incentive-based compensation in the event of an accounting restatement resulting from material noncompliance with any financial reporting requirements under the federal securities laws for the three most recent completed fiscal years. Such recovery will be made without regard to any individual knowledge or responsibility related to the accounting.

68 PROXY STATEMENT - 2024
EXECUTIVE COMPENSATION
Other Compensation Program Elements and Policies (cont.)
Stock Ownership Guidelines for Senior Management. We believe that equity ownership fosters an atmosphere where directors and officers “think like owners” and are motivated to increase the long-term value of the Company by aligning their interests with those of the Company’s shareholders. To this end, the Compensation Committee has established the following stock ownership guidelines for senior management, which are required to be achieved within five years of assuming the position subject to the guideline, and which are re-evaluated periodically.
POSITION	REQUIRED VALUE OF SHARES HELD
CHIEF EXECUTIVE OFFICER	Six (6) times base salary
OTHER EXECUTIVE OFFICERS	Three (3) times base salary
The Chief Executive Officer is authorized to set ownership requirements for other members of the senior management team as appropriate. As with the director stock ownership guidelines, the value of a named executive officer’s stock ownership at any time will be based on the aggregate value of common stock, restricted stock and stock settled restricted stock units held by such named executive officer. Each named executive officer is required to achieve compliance with these guidelines within five years of assuming his or her current position. Once in compliance with the stock ownership guidelines associated with their position, each named executive officer will remain in compliance with these guidelines regardless of decreases in the trading price of our shares or changes to their base salary until attainment of a position requiring a higher threshold, in which case the five-year compliance period starts again. We anticipate that all of the named executive officers will comply with the applicable guidelines within the required time.
Timing of Equity-Based Awards. The Company adopted an Equity Based Award Policy, under which, for regular annual stock option awards to executive officers, the grant date will be the second trading day of the calendar year. Performance-based awards are typically made during the first quarter of each year when the Compensation Committee approves the performance goals for the year. From time to time, annual grants may be made on a later date in the year as a result of the timing of the determination of the awards and terms or other factors, such as performance metrics for a given year. In 2023, the annual Performance Awards were approved by the Compensation Committee on February 28, 2023, for the NEOs (other than the Chief Executive Officer) and on March 8, 2023 at the regular meeting of the Board for the Chief Executive Officer. New hire equity-based awards granted outside of the regular annual pay program are made on the first trading day of the quarter following the award approval, and ad hoc equity-based awards are generally granted on the fifth business day following the date upon which the CEO approves such awards. All equity-based grants, whether granted on the second trading day of the calendar year or later in the year, are priced in accordance with the terms of the applicable equity compensation plans or performance-based equity programs, which require, among other things, that the exercise price of all stock options be established by reference to the closing price on the trading day immediately prior to the date of grant.

PROXY STATEMENT - 2024 69
COMPENSATION TABLES AND ARRANGEMENTS
2023 Summary Compensation Table
This Summary Compensation Table summarizes the total compensation paid or earned by each of our named executive officers for the years ended December 31, 2023, 2022 and, 2021, respectively.
EXECUTIVE NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($) (a)	OPTION AWARDS ($) (a)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($) (b)	ALL OTHER COMPENSATION ($) (c)	TOTAL ($)
Jay Snowden Chief Executive Officer and President	2023	1,800,000	—	3,388,480	5,564,999	4,365,000	423,826	15,542,305
	2022	1,800,000	—	2,146,326	4,814,999	4,696,343	617,946	14,075,614
	2021	1,786,154	—	53,054,562	4,050,022	6,750,000	246,476	65,887,214
Felicia Hendrix Executive Vice President, Chief Financial Officer	2023	844,808	—	751,055	1,487,504	824,500	100,150	4,008,017
	2022	712,500	—	405,381	857,987	746,197	91,433	2,813,498
	2021	537,500	375,000	518,491	779,989	975,000	25,000	3,210,980
Todd George Executive Vice President, Operations	2023	948,077	—	839,580	1,662,504	929,417	100,196	4,479,774
	2022	854,962	—	914,511	960,475	923,853	108,325	3,762,126
	2021	722,404	—	1,589,576	870,014	1,087,500	55,920	4,325,414
Chris Rogers (d) Executive Vice President, Chief Strategy Officer and Secretary	2023	723,079	—	526,479	869,992	703,250	91,979	2,914,779
	2022	671,202	—	464,331	810,051	704,504	89,843	2,739,931
	2021	—	—	—	—	—	—	—
(a)
Amounts set forth in the Stock Awards and Option Awards columns represent the aggregate grant date fair value of awards granted in each year as computed in accordance with ASC 718, disregarding estimates of forfeitures related to service- based vesting conditions. Performance Award values are based upon their probable outcome of the performance condition as of the grant date. For compensation purposes, Performance Awards are not considered granted until such time that the performance goals are established. For additional information about the assumptions used in these calculations, see (i) footnote (a) in the Grants of Plan Based Awards Table below, and (ii) Notes 2 and 16 to our audited consolidated financial statements included in our 2023 Annual Report. The amounts presented in the Stock Awards column for each named executive officer during 2023 include the grant date fair value of their awards as follows:

Mr. Snowden
: (i) last one-third of the 2021 performance-based restricted stock award ($386,746); (ii) second one-third of the 2022 performance-based restricted stock unit award ($1,146,755); and (iii) first one-third of the 2023 performance-based restricted stock unit award ($1,854,979). As required under proxy disclosure rules, the full grant-date value of the 2021 CEO Supplemental Award, as detailed on pages 65-66 hereof, is reflected in Mr. Snowden’s 2021 total compensation. As noted on pages 65-66, unless the Company’s stock price appreciates 660% from the stock price of $17.36 per share on the Record Date in the remaining 1 year and 8 months of the performance period, the incentive opportunity under both Phase I and Phase II of the 2021 CEO Supplemental Award will be forfeited.
Ms. Hendrix
: (i) last one-third of the 2021 performance-based restricted stock award ($75,160); (ii) second one-third of the 2022 performance-based restricted stock unit award ($180,058); and (iii) first one-third of the 2023 performance-based restricted stock unit award ($495,837).
Mr. George
: (i) last one-third of the 2021 performance-based restricted stock award ($83,829); (ii) second one-third of the 2022 performance-based restricted stock unit award ($201,580); and (iii) first one-third of 2023 performance-based restricted stock unit award ($554,171).
Mr. Rogers
: (i) last one-third of the 2021 performance-based restricted stock award ($66,491); (ii) second one-third of the 2022 performance-based restricted stock unit award ($170,005); and (iii) first one-third of 2023 performance-based restricted stock unit award ($289,983).
(b)
The amounts reflect cash payments for 2023 pursuant to the Company’s annual short-term incentive plan, which provided for the payment of incentive compensation upon the Company’s achievement of pre-established performance goals. A discussion of our annual short-term incentive plan may be found in our CD&A under “Annual Short-Term Incentive Plan.”

(c)
For Mr. Snowden, All Other Compensation in 2023 consisted of: (i) $324,817 in Company matching contributions under the Company’s Deferred Compensation Plan (“DCP”); (ii) $8,551 in Company paid insurance premiums; (iii) $20,300 in tax and financial planning; (iv) $6,600 in matching 401(k) contributions; and (v) $63,558 representing aggregate incremental cost for use of the Company’s aircraft which is based on variable costs of operating the aircraft including fuel costs, landing costs and repairs and maintenance.

For Ms. Hendrix, All Other Compensation in 2023 consisted of: (i) $79,550 in Company matching contributions under the DCP; (ii) $14,000 in tax and financial planning; and (iii) $6,600 in matching 401 (k) contributions.
For Mr. George, All Other Compensation in 2023 consisted of: (i) $93,596 in Company matching contributions under the DCP; and (ii) $6,600 in matching 401(k) contributions.
For Mr. Rogers, All Other Compensation in 2023 consisted of: (i) $71,379 in Company matching contributions under the DCP; (ii) $14,000 in tax and financial planning; and (iii) $6,600 in matching 401(k) contributions.
(d)
Mr. Rogers became a named executive officer of the Company in 2022 and, therefore, in accordance with SEC regulations, only compensation information for the fiscal year in which each became a named executive officer is included in the Summary Compensation Table.

70 PROXY STATEMENT - 2024
COMPENSATION TABLES AND ARRANGEMENTS
2023 Summary Compensation Table (cont.)
PERFORMANCE AWARD COMPENSATION DISCLOSED FOR 2023
YEAR	DISCLOSED VS. DESIGN	2021	2022	2023	2024	2025
2023 Performance Award	Plan Design Value	—	—	100%	—	—
	Value Disclosed in Summary Compensation Table	—	—	33%	33%	33%
2022 Performance Award	Plan Design Value	—	100%	—	—	—
	Value Disclosed in Summary Compensation Table	—	33%	33%	33%	—
2021 Performance Award	Plan Design Value	100%	—	—	—	—
	Value Disclosed in Summary Compensation Table	33%	33%	33%	—	—
The grant date fair value assuming the maximum level of performance achieved under performance awards for the 2023 performance period are as follows: (i) $5,082,720 for Mr. Snowden; (ii) $1,126,583 for Ms. Hendrix; (iii) $1,259,370 for Mr. George; and (iv) $789,719 for Mr. Rogers.
2023 Grants of Plan Based Awards
NAME	GRANT DATE (a)	AWARD DATE (a)	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS ($)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (#)			ALL OTHER STOCK AWARDS: (#)	ALL OTHER OPTION AWARDS (#) (b)	EXERCISE PRICE OF OPTION AWARDS ($/SHARE)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(c)
			THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Jay Snowden	—	—	2,250,000	4,500,000	6,750,000	—	—	—	—	—	—	—
	1/4/2023	—	—	—	—	—	—	—	—	296,566	29.27	5,564,999
	3/8/2023(d)	4/12/2021	—	—	—	6,483	12,965	19,448	—	—	—	386,746
	3/8/2023(e)	3/9/2022	—	—	—	19,222	38,443	57,665	—	—	—	1,146,755
	3/8/2023(f)	3/8/2023	—	—	—	31,093	62,185	93,278	—	—	—	1,854,979
Felicia Hendrix	—	—	425,000	850,000	1,275,000	—	—	—	—	—	—	—
	1/4/2023	—	—	—	—	—	—	—	—	79,271	29.27	1,487,504
	2/28/2023(d)	4/12/2021	—	—	—	1,249	2,497	3,746	—	—	—	75,160
	2/28/2023(e)	2/15/2022	—	—	—	2,991	5,982	8,973	—	—	—	180,058
	2/28/2023(f)	2/28/2023	—	—	—	8,237	16,473	24,710	—	—	—	495,837
Todd George	—	—	475,000	950,000	1,425,000	—	—	—	—	—	—	—
	1/4/2023	—	—	—	—	—	—	—	—	88,597	29.27	1,662,504
	2/28/2023(d)	4/12/2021	—	—	—	1,393	2,785	4,178	—	—	—	83,829
	2/28/2023(e)	2/15/2022	—	—	—	3,349	6,697	10,046	—	—	—	201,580
	2/28/2023(f)	2/28/2023	—	—	—	9,206	18,411	27,617	—	—	—	554,171
Chris Rogers	—	—	362,500	725,000	1,087,500	—	—	—	—	—	—	—
	1/4/2023	—	—	—	—	—	—	—	—	46,363	29.27	869,992
	2/28/2023(d)	4/12/2021	—	—	—	1,105	2,209	3,314	—	—	—	66,491
	2/28/2023(e)	2/15/2022	—	—	—	2,824	5,648	8,472	—	—	—	170,005
	2/28/2023(f)	2/28/2023	—	—	—	4,817	9,634	14,451	—	—	—	289,983
(a)
The grant date shown in the table was determined pursuant to ASC 718, which is the date our Compensation Committee (or our Board for the CEO) established the performance criteria for the first one-third of the 2023 Performance Awards, the second one-third of the 2022 Performance Awards and the final one-third of the 2021 Performance Awards. The award date shown above represents the date on which our Compensation Committee (or our Board for the CEO) awarded the target number of Performance Awards to the named executive officers when the date differs from the grant date.

(b)
Option awards represent stock options granted to the executives as part of their annual equity incentive compensation. The option awards vest over four years, 25% on the first anniversary of the date of grant and 25% on each succeeding anniversary.

(c)
Represents the full grant date fair value of awards under ASC 718. Generally, the full grant date fair value is the amount the Company expenses in its financial statements over the award’s vesting period. Assumptions used in the calculation of the amounts for stock option awards and performance awards are included in Notes 2 and 16 to the Company’s audited financial statements in our 2023 Annual Report.

(d)
Equity incentive awards represent performance-based restricted stock awards approved on April 12, 2021 in connection with the Company’s 2021 Performance Awards. The aggregate target number of restricted stock having a three-year award period consisting of three one-year performance periods and a three-year service period were: (i) 38,897 for Mr. Snowden; (ii) 7,491 for Ms. Hendrix; (iii) 8,356 for Mr. George; and (iv) 6,627 for Mr. Rogers.

(e)
Equity incentive awards represent performance-based restricted stock units approved on March 9, 2022 for Mr. Snowden and February 15, 2022 for the other named executive officers in connection with the Company’s 2022 performance-based equity program. The aggregate target number of restricted stock units having a three-year award period consisting of three one-year performance periods and a three-year service period were: (i) 115,329 for Mr. Snowden; (ii) 17,946 for Ms. Hendrix; (iii) 20,090 for Mr. George; and (iv) 16,943 for Mr. Rogers.

(f)
Equity incentive awards represent performance-based restricted stock units approved on March 8, 2023 for Mr. Snowden and February 28, 2023 for the other named executive officers in connection with the Company’s 2023 performance-based equity program. The aggregate target number of restricted stock units having a three-year award period consisting of three one-year performance periods and a three-year service period were: (i) 186,557 for Mr. Snowden; (ii) 49,419 for Ms. Hendrix; (iii) 55,233 for Mr. George; and (iv) 28,904 for Mr. Rogers.

PROXY STATEMENT - 2024 71
COMPENSATION TABLES AND ARRANGEMENTS
Outstanding Equity Awards at Fiscal Year End
This Summary Compensation Table summarizes the total compensation paid or earned by each of our named executive officers for the years ended December 31, 2023, 2022 and, 2021, respectively.
NAME	OPTION AWARDS				STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS:		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS HELD THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS HELD THAT HAVE NOT VESTED ($) (k)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
	EXERCISABLE (#)	UNEXERCISABLE (#)
Jay Snowden	105,769	—	30.74	1/3/2025	51,863(h)	1,349,475	—	—
	156,203	—	19.45	1/3/2029	96,108(i)	2,500,730	38,443(l)	1,000,287
	1,032,706	—	18.81	8/6/2029	93,278 (j)	2,427,094	124,372(l)	3,236,159
	44,820	44,819(b)	80.89	1/5/2031	—	—	300,000(m)	7,806,000
	39,852	119,556(d)	50.64	1/4/2032	—	—	600,000(n)	15,612,000
	—	296,566(e)	29.27	1/4/2033	—	—	—	—
Felicia Hendrix	5,849	5,848(c)	117.82	2/23/2031	9,989(h)	259,914	—	—
	7,101	21,304(d)	50.64	1/4/2032	14,955(i)	389,129	5,982(l)	155,652
	—	79,271(e)	29.27	1/4/2033	24,710(j)	642,954	32,946(l)	857,255
Todd George	5,375	—(f)	14.10	1/4/2024	11,142(h)	289,915	—	—
	13,360	—	30.74	1/3/2025	16,743(i)	435,653	6,696(l)	174,230
	25,404	—	19.45	1/3/2029	27,617(j)	718,594	36,822(l)	958,108
	45,796	15,265(a)	26.14	1/3/2030	—	—	—	—
	9,628	9,628(b)	80.89	1/5/2031	—	—	—	—
	7,949	23,849(d)	50.64	1/4/2032	—	—	—	—
	—	88,597(e)	29.27	1/4/2033	—	—	—	—
Chris Rogers	7,074	—	14.10	1/4/2024	8,837(h)	229,939	—	—
	3,584	—	30.74	1/3/2025	14,120(i)	367,402	5,647(l)	146,935
	24,290	—	19.45	1/3/2029	14,451(j)	376,015	19,270(l)	501,405
	17,614	5,871(a)	26.14	1/3/2030	—	—	—	—
	7,636	7,636(b)	80.89	1/5/2031	—	—	—	—
	6,704	20,114(d)	50.64	1/4/2032	—	—	—	—
	—	46,363(e)	29.27	1/4/2033	—	—	—	—
(a)	The vesting date is January 3, 2024.
(b)	The vesting dates are January 5, 2024 and January 5, 2025.
(c)	The vesting dates are February 23, 2024 and February 23, 2025.
(d)	The vesting dates are January 4, 2024, January 5, 2025, and January 4, 2026.
(e)	The vesting dates are January 4, 2024, January 4, 2025, January 4, 2026 and January 4, 2027.
(f)	The option award consists of a Cash Settled Stock Appreciation Award.
(g)	The stock awards consist of performance awards, which were made under the performance-based equity program adopted under the 2018 and 2022 Long Term Incentive Compensation Plans.
(h)
The vesting date shall be in the first quarter of 2024 following the certification of performance by the Compensation Committee or the Board of Directors, as applicable. Per instructions to Item 402(f)(2), since performance goals exceed the threshold, the disclosure reports the next higher performance measure.

(i)
The vesting date shall be in the first quarter of 2025 following the certification of performance by the Compensation Committee or the Board of Directors, as applicable. Per instructions to Item 402(f)(2), since performance goals exceed the threshold, the disclosure reports the next higher performance measure.

(j)
The vesting date shall be in the first quarter of 2026 following the certification of performance by the Compensation Committee or the Board of Directors, as applicable. Per instructions to Item 402(f)(2), since performance goals exceed the threshold, the disclosure reports the next higher performance measure.

(k)	Calculated based on the closing price of $26.02 for the Company’s common stock on December 29, 2023, which was the last trading day of the Company’s 2023 fiscal year.
(l)
These amounts represent the target number of performance-based restricted stock and restricted stock units for the performance periods ending December 31, 2024, December 31, 2025 and December 31, 2026. The final number of shares or units earned, if any, will be based on the performance achieved for such periods.

(m)	These awards make up the Stock Price Hurdle Award. A discussion of the Stock Price Hurdle Award may be found in our CD&A under “CEO Performance Based Supplemental Equity Awards.”
(n)	These awards make up the Relative TSR Hurdle Award. A discussion of the Relative TSR Hurdle Award may be found in our CD&A under “CEO Performance Based Supplemental Equity Awards.”

72 PROXY STATEMENT - 2024
COMPENSATION TABLES AND ARRANGEMENTS
2023 Option Exercises and Stock Vested
	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#) (a)	2023 VALUE REALIZED ON VESTING ($) (b)
Jay Snowden	219,222	2,445,285	—	—
Felica Hendrix	—	—	1,061	33,655
Todd George	—	—	49,965	1,422,329
Chris Rogers	—	—	13,121	354,137
(a)
The number of shares acquired on vesting includes 30,690 restricted stock units, which were settled in cash, for Mr. George; and 5,707 restricted stock units, which were settled in cash, for Mr. Rogers.

(b)	Value realized represents fair value, per share, as of the trading day immediately prior to the vesting date.
2023 Nonqualified Deferred Compensation
NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($) (a)	COMPANY CONTRIBUTIONS IN LAST FISCAL YEAR ($) (b)	AGGREGATE EARNINGS IN LAST FISCAL YEAR ($) (c)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR END ($) (d)
Jay Snowden	649,634	324,817	875,812	7,861	6,066,251
Felicia Hendrix	159,100	79,550	113,895	1,596	643,712
Todd George	561,579	93,596	671,328	2,256	4,307,780
Chris Rogers	169,310	71,379	193,110	1,718	1,338,450
(a)	For each executive, the executive’s contribution is included in the executive’s Salary column for 2023, as reported in the Summary Compensation Table.
(b)	For each executive, the Company’s contribution is included in the executive’s All Other Compensation column for 2023, as reported in the Summary Compensation Table.
(c)	Amounts reflect the change in account value during fiscal year 2023. No amounts are reported in the Summary Compensation Table because the earnings were not above market or preferential.
(d)	The amount of each executive’s aggregate balance at fiscal year-end that was reported as compensation in the Summary Compensation Table for previous years is as follows:
(i) Jay Snowden: 1,532,676; (ii) Felicia Hendrix: 188,925; (iii) Todd George: 226,839; (iv) Chris Rogers: 148,064.
Deferred Compensation Plan
Pursuant to the Company’s Deferred Compensation Plan, as amended, most management and certain other highly compensated employees selected by the committee administering the plan (the “Retirement Committee”) may elect to defer, on a pre-tax basis, a percentage of salary, bonus or combination thereof. The minimum annual deferrable amount is $3,000 and the maximum is 90% of his or her base annual salary and/or bonus. Deferral elections must be made before the beginning of the year in which compensation will be earned. The Company’s contributions under the Deferred Compensation Plan in 2023 were equal to 50% of the participant’s deferral for the first 10% of the salary and/or bonus deferred, subject to a maximum annual Company contribution equal to 5% of the participant’s salary and/or bonus. With the Board of Directors’ approval, the Company is also permitted to make discretionary contributions. Participants are always 100% vested in their own contributions, but Company contributions vest 20% per year of service with the Company. Therefore, employees with five or more years of service are fully vested in Company contributions under the Deferred Compensation Plan. However, for employees with less than five years of service, all Company contributions become immediately and fully vested upon death or disability, as defined in the Deferred Compensation Plan. The Retirement Committee may accelerate vesting of the Company’s contributions if a participant terminates his or her employment because of disability or his or her involuntary termination of employment.

PROXY STATEMENT - 2024 73
COMPENSATION TABLES AND ARRANGEMENTS
Deferred Compensation Plan (cont.)
Subject to the exceptions discussed below, participants in the Deferred Compensation Plan, or their beneficiaries, receive distributions upon retirement, death or termination. Participants can elect to receive distributions following retirement or death in the form of a lump sum payment or payment in five or ten annual installments. Distributions following retirement can be deferred for at least five years. For purposes of the Deferred Compensation Plan, termination of employment as a result of a disability will be considered retirement.
Distributions following termination of employment other than as a result of retirement or death will be in the form of a lump sum payment. Participants can also elect to receive a scheduled distribution with respect to an annual deferral amount, which is payable in a lump sum at the beginning of a designated subsequent calendar year, subject to certain limitations. In the event of an unforeseeable financial emergency and with the approval of the Retirement Committee, a participant can suspend deferrals or receive a partial or full payout under the plan. Certain specified employees have a six-month delay imposed upon distributions pursuant to a separation from service, as required by the final Code section 409A regulations. In the event of a change in control, the Company will accelerate installment payments that are in pay status by paying the account balance in lump sum and will distribute the account balances of all active participants in a lump sum; provided, however, that no distributions (or accelerations of installments) will occur unless the transaction qualifies as a “change in control event” under Code section 409A.
Participants in the Deferred Compensation Plan may notionally invest deferred amounts, including Company contributions, in mutual funds selected by the Retirement Committee. Participants may change their investment elections at any time.
Potential Payments Upon Termination or Change in Control
The following tables describe and quantify the compensation that would become payable in the event of a termination of a named executive officer’s employment under several different circumstances or a change in control. The amounts shown are estimates of amounts that would be paid to the named executive officers assuming that such termination or change in control was effective as of December 29, 2023, and include amounts earned through such time and are based (where applicable) on the closing price of the Company’s common stock on such date, which was $26.02 per share. Following the end of the prior fiscal year, we entered into a new employment agreement with Ms. Hendrix, which is further described in the section titled “ Employment, Retirement and Separation Agreements” below. Therefore, the tables below are merely illustrative examples of the impact of a hypothetical termination of employment or change in control. The actual amounts to be paid can only be determined at the time of such named executive officer’s separation from the Company and/or change in control. For a description of the severance and change in control provisions giving rise to the payments set forth below, see pages 76-78. In establishing the appropriate payment and benefit levels, the Company evaluates the practices and levels set by companies in its peer group.

74 PROXY STATEMENT - 2024
COMPENSATION TABLES AND ARRANGEMENTS
Post-Employment Payments—Jay Snowden
EXECUTIVE PAYMENTS	VOLUNTARY TERMINATION BY EXECUTIVE ($)	TERMINATION WITHOUT CAUSE BY COMPANY ($)	TERMINATION FOR CAUSE BY COMPANY ($)	TERMINATION UPON DEATH ($)	TERMINATION UPON DISABILITY ($)	CHANGE IN CONTROL ($)	CHANGE IN CONTROL TERMINATION WITHOUT CAUSE ($)
Cash Severance Benefit (a)	—	12,600,000	—	—	—	—	15,750,000
Benefit Continuation (b)	—	47,591	—	—	—	—	47,591
Restricted Shares (c)(d)	—	5,032,399	—	9,268,793	9,268,793	—	9,268,793
Vested Stock Options (e)	8,472,064	8,472,064	—	8,472,064	8,472,064	8,472,064	8,472,064
Vested Deferred Compensation Balance (f)	6,066,251	6,066,251	6,066,251	6,066,251	6,066,251	6,066,251	6,066,251
Total	$14,538,315	$32,218,305	$6,066,251	$23,807,108	$23,807,108	$14,538,315	$39,604,699
(a)
In the case of termination without cause by Company, the amount represents a payment equal to two times the sum of (a) annual base salary for 2023 and (b) target cash bonus for 2023. For change in control termination without cause, the amount represents a payment equal to two and a half times the sum of (a) annual base salary for 2023 and (b) target cash bonus for 2023.

(b)
Represents employer cost of medical, dental, and vision coverage for a period of twenty-four months should Mr. Snowden elect COBRA coverage for these benefits based on his benefit elections in place on December 31, 2023.

(c)	Restricted stock award values were computed based on the closing price of the Company’s common stock on December 29, 2023 ($26.02 per share), which was the last trading day of 2023.
(d)	Restrictions on unvested awards lapse upon death, disability or a change in control termination without cause.
(e)
Amounts represent the difference between the exercise price of Mr. Snowden’s options and the closing price of the Company’s common stock on December 29, 2023 ($26.02 per share), which was the last trading day of 2023. Vested stock options issued under the 2008 Plan, 2018 Plan and 2022 Plan are cancelled when an executive is terminated for cause by the Company.

(f)
Company contributions to the Deferred Compensation Plan vest 20% per year during the first five years of service. However, vesting is accelerated upon death, retirement, change in control or, at the option of the committee administering the Deferred Compensation Plan, involuntary termination.

Post-Employment Payments—Felicia Hendrix
EXECUTIVE PAYMENTS	VOLUNTARY TERMINATION BY EXECUTIVE ($)	TERMINATION WITHOUT CAUSE BY COMPANY ($)	TERMINATION FOR CAUSE BY COMPANY ($)	TERMINATION UPON DEATH ($)	TERMINATION UPON DISABILITY ($)	CHANGE IN CONTROL ($)	CHANGE IN CONTROL TERMINATION WITHOUT CAUSE ($)
Cash Severance Benefit (a)	—	2,975,000	—	—	—	—	3,400,000
Restricted Shares (b)(c)	—	1,018,813	—	2,031,720	2,031,720	—	2,031,720
Vested Deferred Compensation Balance (d)	558,629	558,629	558,629	643,712	558,629	643,712	643,712
Total	$558,629	$4,552,442	$558,629	$2,675,432	$2,590,349	$643,712	$6,075,432
(a)
In the case of termination without cause by the Company, the amount represents a payment equal to the sum of (a) twenty four months of annual base salary for 2023 and (b) one and a half times the target cash bonus for 2023. For change in control termination without cause, the amount represents a payment equal to two times the sum of (a) annual base salary for 2023 and (b) target cash bonus for 2023. Represents employer cost of medical, dental and vision coverage for a period of twenty four months should the Ms. Hendrix elect COBRA coverage for these benefits based on her benefit elections in place on December 31, 2023.

(b)	Restricted stock award values were computed based on the closing price of the Company’s common stock on December 29, 2023 ($26.02 per share), which was the last trading day of 2023.
(c)	Restrictions on unvested awards lapse upon death, disability or a change in control termination without cause.
(d)
Company contributions to the Deferred Compensation Plan vest 20% per year during the first five years of service. However, vesting is accelerated upon death, retirement, change in control or, at the option of the committee administering the Deferred Compensation Plan, involuntary termination.

PROXY STATEMENT - 2024 75
COMPENSATION TABLES AND ARRANGEMENTS
Post-Employment Payments—Todd George
EXECUTIVE PAYMENTS	VOLUNTARY TERMINATION BY EXECUTIVE ($)	TERMINATION WITHOUT CAUSE BY COMPANY ($)	TERMINATION FOR CAUSE BY COMPANY ($)	TERMINATION UPON DEATH ($)	TERMINATION UPON DISABILITY ($)	CHANGE IN CONTROL ($)	CHANGE IN CONTROL TERMINATION WITHOUT CAUSE ($)
Cash Severance Benefit (a)	—	3,325,000	—	—	—	—	3,800,000
Benefit Continuation (b)	—	50,309	—	—	—	—	50,309
Restricted Shares (c)(d)	—	1,138,713	—	2,271,051	2,271,051	—	2,271,051
Vested Stock Options (e)	230,974	230,974	—	230,974	230,974	230,974	230,974
Vested Deferred Compensation Balance (f)	4,307,780	4,307,780	4,307,780	4,307,780	4,307,780	4,307,780	4,307,780
Total	$4,538,754	$9,052,776	$4,307,780	$6,809,805	$6,809,805	$4,538,754	$10,660,114
(a)
In the case of termination without cause by the Company, the amount represents a payment equal to the sum of (a) two times annual base salary for 2023 and (b) one and one half times the target cash bonus for 2023. For change in control termination without cause, the amount represents a payment equal to two times the sum of (a) annual base salary for 2023 and (b) target cash bonus for 2023.

(b)
Represents employer cost of medical, dental and vision coverage for a period of twenty four months should Mr. George elect COBRA coverage for these benefits based on his benefit elections in place on December 31, 2023.

(c)	Restricted stock award values were computed based on the closing price of the Company’s common stock on December 29, 2023 ($26.02 per share), which was the last trading day of 2023.
(d)	Restrictions on unvested awards lapse upon death, disability or a change in control termination without cause.
(e)
Amounts represent the difference between the exercise price of Mr. George’s options and the closing price of the Company’s common stock on December 29, 2023 ($26.02 per share), which was the last trading day of 2023. Vested stock options issued under the 2008 Plan, 2018 Plan and 2022 Plan are cancelled when an executive is terminated for cause by the Company.

(f)
Company contributions to the Deferred Compensation Plan vest 20% per year during the first five years of service. However, vesting is accelerated upon death, retirement, change in control or, at the option of the committee administering the Deferred Compensation Plan, involuntary termination.

Post-Employment Payments—Chris Rogers
EXECUTIVE PAYMENTS	VOLUNTARY TERMINATION BY EXECUTIVE ($)	TERMINATION WITHOUT CAUSE BY COMPANY ($)	TERMINATION FOR CAUSE BY COMPANY ($)	TERMINATION UPON DEATH ($)	TERMINATION UPON DISABILITY ($)	CHANGE IN CONTROL ($)	CHANGE IN CONTROL TERMINATION WITHOUT CAUSE ($)
Cash Severance Benefit (a)	—	2,143,316	—	—	—	—	2,900,000
Benefit Continuation (b)	—	33,380	—	—	—	—	33,380
Restricted Shares (c)(d)	—	781,719	—	1,430,007	1,430,007	—	1,430,007
Vested Stock Options (e)	243,907	243,907	—	243,907	243,907	243,907	243,907
Vested Deferred Compensation Balance (f)	1,338,450	1,338,450	1,338,450	1,338,450	1,338,450	1,338,450	1,338,450
Total	$1,582,357	$4,540,772	$1,338,450	$3,012,364	$3,012,364	$1,582,357	$5,945,744
(a)
In the case of termination without cause by the Company, the amount represents a payment equal to the sum of (a) eighteen months of annual base salary for 2023 and (b) one and a half times the average of the last two full year’s bonuses paid. For change in control termination without cause, the amount represents a payment equal to two times the sum of (a) annual base salary for 2023 and (b) target cash bonus for 2023.

(b)
Represents employer cost of medical, dental and vision coverage for a period of eighteen months should Mr. Rogers elect COBRA coverage for these benefits based on his benefit elections in place on December 31, 2023.

(c)	Restricted stock award values were computed based on the closing price of the Company’s common stock on December 29, 2023 ($26.02 per share), which was the last trading day of 2023.
(d)	Restrictions on unvested awards lapse upon death, disability or a change in control termination without cause.
(e)
Amounts represent the difference between the exercise price Mr. Rogers’ options and the closing price of the Company’s common stock on December 29, 2023 ($26.02 per share), which was the last trading day of 2023. Vested stock options issued under the 2008 Plan, 2018 Plan and 2022 Plan are cancelled when an executive is terminated for cause by the Company.

(f)
Company contributions to the Deferred Compensation Plan vest 20% per year during the first five years of service. However, vesting is accelerated upon death, retirement, change in control or, at the option of the committee administering the Deferred Compensation Plan, involuntary termination.

76 PROXY STATEMENT - 2024
COMPENSATION TABLES AND ARRANGEMENTS
Employment, Retirement and Separation Agreements
The Company has entered into employment, retirement and separation agreements with its executive officers, including Messrs. Snowden, George and Rogers and Ms. Hendrix. None of the employment agreements contain single trigger change in control. The Company determined to enter into these agreements in recognition of the continuing need to attract and retain experienced, proven executives (particularly in light of the increased competition for talent in its industry) and to protect the Company from certain competitive risk. The Compensation Committee plans to continue to evaluate whether and in what form to utilize severance or employment agreements in the future. For key employees with whom the Company does not seek to have severance or employment agreements, the Company has designed other policies and programs for attracting and retaining talented individuals.
Summary of Key Terms
The summary below reflects the Executive Agreements entered into between the Company and Messrs. Snowden and George as of November 2, 2022, Mr. Rogers as of March 10, 2022, and Ms. Hendrix as of February 19, 2024.
Term. The term of each employment agreement is for three years. Messrs. Snowden’s and George’s employment agreements expires on January 1, 2026, Ms. Hendrix’s employment agreement expires on January 1, 2027, and Mr. Rogers ‘ employment agreement expires on June 30, 2025. The Company believes that the length of each employment term represents a reasonable period for which the Company and the executive will mutually commit to maintaining the employment relationship. For the executive, this provides a reasonable but limited assurance of job security designed to foster an environment of entrepreneurial risk taking where the executive can focus on building long-term shareholder value.
Termination and Restrictive Covenants. The Company offers certain additional payments to its executive officers if the Company elects to terminate the executive’s employment without “cause.” Such termination payments are not available to the executive if the executive resigns (unless such executive has good reason) or if the executive is terminated for “cause.” All termination payments are expressly conditioned on the executive providing a written release of all liabilities to the Company and the executive’s agreement to comply with the restrictive covenants described below for the time period for which such payments are made.
Each employment agreement contains a comprehensive set of restrictive covenants designed to provide the Company with a reasonable degree of protection with regards to its strategic plans, intellectual property and human capital. Generally, each employment agreement contains prohibitions on (i) competition with the Company within 150 miles of any facility in which the Company or its affiliates owns or operates or is actively seeking to own or operate a facility for a period of twelve months following termination if terminated for “cause” or for the duration of the applicable Severance Period, as defined below, if terminated without “cause” or, in the case of Messrs. Snowden and George and Ms. Hendrix, by the executive for “good reason”, (ii) solicitation of any person who is, or was within a six month period prior to such solicitation, an executive or management (or higher) level employee of the Company or any of its affiliates for a period of 18 months following termination, and (iii) disclosure and use of any of the Company’s confidential information. The Board selected the time periods for which each executive is bound by these restrictive covenants based on its determination about the extent to which such individual’s tenure and knowledge of the Company could be used to adversely impact the Company’s strategic plans, intellectual property or human capital.
For all executives except Mr. Rogers, the additional payments following termination without “cause” or by the executive for “good reason” consist of a cash payment equal to (i) in the case of Mr. George and Ms. Hendrix, 2 multiplied by the sum of base salary plus 1.5 multiplied by the target bonus on the date of termination, and, in the case of Mr. Snowden, 2 multiplied by the sum of base salary plus the target bonus on the date of termination, plus (ii) an annual bonus based on actual performance for the fiscal year in which the termination occurs, pro-rated to cover the portion of the fiscal year through the termination date.

PROXY STATEMENT - 2024 77
COMPENSATION TABLES AND ARRANGEMENTS
Summary of Key Terms (cont.)
The additional payments following termination without “cause” for Mr. Rogers consist of a cash payment equal to (i) eighteen (18) months of the greater of Mr. Rogers’ base salary in effect as of the termination date, paid in accordance with the Company’s regular payroll procedures, plus (ii) 1.5 multiplied by the average of the last two full year bonuses, paid at the time such bonuses are paid to similarly situated employees.
The amounts were selected based on the rationale that the Company was willing to continue to pay each executive an amount reflecting the foregone compensation over the period that the Company desired the executive to remain subject to the restrictive covenants. In addition, the Company will reimburse the executive for the full cost of purchasing COBRA health insurance coverage during the Severance Period, if applicable.
Change in Control. The Company has a “double trigger” change in control provision in its severance and employment agreements.
For Messrs. Snowden and George and Ms. Hendrix, in the event of a termination by the Company without cause or the named executive officer resigns for good reason within 24 months following a change in control, each executive is entitled to receive a cash payment equal to (i) in the case of Mr. George and Ms. Hendrix, 2, and, in the case of Mr. Snowden, 2.5, multiplied by the sum of (a) his or her base salary and (b) the amount of his targeted bonus compensation, each at a rate in effect at the time of the change in control or the termination date, whichever is greater, plus (ii) an annual bonus for the fiscal year in which the termination occurs, pro-rated to cover the portion of the fiscal year through the termination date based on the greater of the target bonus in effect at the time of the change in control or the termination date.
For Mr. Rogers, in the event that the Company announces that it has signed a definitive agreement with respect to a change of control or any potential acquirer has publicly announced its intent to consummate a change of control with respect to the Company, and if, during the period after the public announcement and immediately preceding the date such transaction is consummated or terminated, the Company terminates employment without cause, Mr. Rogers will be entitled to a lump sum equal to the excess, if any of (i) two times the targeted amount of annual cash bonus at the rate in effect on the termination date, over (ii) 1.5 multiplied by the average of the last two full years bonuses paid based on the actual performance of the Company. Furthermore, in the event of a termination by the Company without cause or the named executive officer resigns for good reason within 12 months following a change in control, Mr. Rogers is entitled to receive a cash payment equal to two times the sum of (i) his base salary and (ii) the amount of his targeted bonus compensation, each at a rate in effect at the time of the change in control or the termination date, whichever is greater.
To the extent that an executive receives a change in control payment, such executive will not be eligible to receive any additional cash severance in the event of a termination of employment during the employment term. The Company’s employment agreements do not provide for tax indemnification if a change in control or termination payment results in a parachute excise tax.
Each of the named executive officer’s annual compensation is reviewed annually and established by the Compensation Committee as described on page 33. For purposes of the potential termination and change in control payments described in this Proxy Statement, the terms set forth below have the meanings ascribed to them:
“Change in Control” – a “change in control” is defined as the occurrence of one or more of the following events: (i) a person, entity or group becomes the beneficial owner of shares representing 50% or more of (a) the Company’s outstanding shares or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors, except when such beneficial ownership is due to an acquisition directly from or by the Company or a Company employee benefit plan or pursuant to a consolidation, merger or share exchange reorganization between the Company and another entity described below; (ii) the shareholders of the Company approve any plan or proposal for the complete liquidation or dissolution of the Company; (iii) the Company consummates a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity, unless, following such transaction,

78 PROXY STATEMENT - 2024
COMPENSATION TABLES AND ARRANGEMENTS
Summary of Key Terms (cont.)
(a) all or substantially all of the beneficial owners immediately prior to such transaction still beneficially own more than 50% of the Company’s outstanding shares, (b) no person beneficially owns 20% or more of the Company’s outstanding shares who did not own such amount prior to the transaction and (c) at least a majority of the directors are continuing directors; or (iv) any time continuing directors do not constitute a majority of the Board.
“Good Reason” – an executive officer has “good reason” if (a) such officer is assigned to duties inconsistent with his position or authority, (b) such officer’s compensation is reduced or there is a substantial reduction in benefits taken as a whole, (c) such officer’s travel requirements are materially increased, (d) such officer is required to relocate or (e) such officer’s employment agreement is materially breached by the Company.
“Cause” – the Company has “cause” if the executive officer (a) is convicted of a felony or any misdemeanor involving allegations of fraud, dishonesty or physical harm, (b) is found disqualified or not suitable to hold a casino or other gaming license by a governmental gaming authority in any jurisdiction where such executive is required to be found qualified, suitable or licensed, (c) materially breaches the employment or severance agreement or any material Company policy, (d) misappropriates corporate funds as determined in good faith by the Audit Committee of the Board, (e) is determined by the Company to have failed to perform his or her duties with the Company or repeated insubordination or (f) is determined by the Company to have willfully engaged in illegal conduct or gross misconduct which is materially injurious to the Company or one of its affiliates.
“Severance Period” – in the case of Mr. Rogers, means eighteen (18) months following the date of separation from service, and, in the case of all other executives, means twenty-four (24) months following the date of separation from service.
CEO Pay Ratio
Pursuant to SEC rules, we are required to disclose in this Proxy Statement the ratio of the annual total compensation of Mr. Snowden, our Chief Executive Officer and President, to the median of the annual total compensation of all of our employees (excluding Mr. Snowden). We determined that Mr. Snowden’s 2023 annual total compensation was $15,542,305, the median of the 2023 annual total compensation of all of our employees (excluding Mr. Snowden) was $38,332, and the ratio of these amounts was 405 to 1. The Company believes that the foregoing ratio is a reasonable estimate determined in accordance with SEC rules.
Under the SEC rules, companies may identify the median annual total compensation using a wide variety of methods including reasonable assumptions and estimations. It is therefore difficult to compare our ratio to the ratio of other companies. We identified our median employee using payroll compensation consistent with what is reported on each employee’s W-2, Box 1 or equivalent taxable wages as of October 31, 2023 for all individuals, excluding our Chief Executive Officer and President, who were employed by us on such date. We measured total annual compensation based on all pay periods between November 1, 2022 and October 31, 2023. We did not make any assumptions or estimates with respect to total annual compensation. As of October 31, 2023, we had a total of 23,718 employees, excluding our Chief Executive Officer. We did not exclude any of our non-U.S. employees from this determination. We selected the median employee from that group for purposes of preparing the ratio of Chief Executive Officer pay to median employee pay. We then calculated the compensation for our median employee based upon the same components of compensation used to determine Mr. Snowden’s pay for purposes of Summary Compensation Table disclosure.

PROXY STATEMENT - 2024 79
COMPENSATION TABLES AND ARRANGEMENTS
Equity Compensation Plan Information
The following table summarizes certain information with respect to the Company’s compensation plans and individual compensation arrangements under which the Company’s equity securities have been authorized for issuance as of the fiscal year ended December 31, 2023:
PLAN CATEGORY	(A)	(B)	(C)
	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS ($)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))
Equity compensation plans approved by shareholders	3,475,403	$30.18	11,008,469(1)(2)
Equity compensation plans not approved by shareholders (3)	234,781	$14.40	251,825
(1)
Includes 954,135 shares issuable at maximum in connection with performance-based restricted stock awards granted under performance-based equity plans adopted under the 2022 Plan; 600,000 stock settled restricted stock units and 300,000 restricted stock awards with market-based and service-based vesting conditions solely to the Company’s Chief Executive Officer and 236,212 stock settled restricted units with performance-based vesting conditions that are dependent on the achievement of certain milestones. The weighted-average exercise price in column (b) does not take these awards into account.

(2)
The 2022 Plan provides that, while awards of stock options, stock appreciation rights, and awards of restricted stock, or shares issued pursuant to any other full value awards are counted as one share of common stock granted under such plan, for purposes of determining the number of shares available for issuance under such plan. Awards that are settled in cash rather than shares of stock are not counted against the limit in the 2022 Plan.

(3)
In connection with our October 19, 2021 acquisition of theScore, we assumed the Score Media and Gaming Inc. Second Amended and Restated Stock Option and Restricted Stock Unit Plan (the “Score Media Plan”). Upon the assumption of the Score Media Plan, the remaining share reserve thereunder was converted into a share reserve relating to shares of Company common stock based on the equity award exchange ratio applicable to outstanding equity awards of theScore. The Score Media Plan was approved by the Score Media and Gaming Inc. security holders prior to the acquisition but has not been approved by our shareholders. The Score Media Plan permits grants of stock options and restricted share units to directors, officers, employees of theScore at the time of the acquisition (“eligible persons”) (or wholly-owned corporations of such eligible persons). No future awards will be granted under the Score Media Plan.

80 PROXY STATEMENT - 2024
PAY VERSUS PERFORMANCE
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “Executive Compensation—Compensation Discussion and Analysis” on page 48.
					VALUE OF INTIAL $100 INVESTMENT BASED ON:
FISCAL YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO [1]	COMPENSATION ACTUALLY PAID TO PEO[2]	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS[3]	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS[4]	TOTAL SHAREHOLDER RETURN[5]	PEER GROUP TOTAL SHAREHOLDER RETURN[6]	NET INCOME ($M)[7]	ADJUSTED EBITDAR ($M)[8]
2023	$15,542,305	$10,187,197	$3,800,856	$3,866,865	$101.80	$104.27	($491.4)	$1,512.6
2022	$14,075,614	($10,073,072)	$3,105,185	$1,412,413	$116.20	$82.85	$221.7	$1,939.4
2021	$65,887,214	$7,961,396	$3,440,477	$2,027,447	$202.86	$110.71	$420.5	$1,994.4
2020	$3,898,655	$75,499,569	$3,232,591	$13,492,467	$337.91	$112.34	($669.1)	$1,094.8
1
The dollar amounts reported are the amounts of total compensation reported for Mr. Snowden (our Principal Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Compensation Tables and Arrangements—2023 Summary Compensation Table.”

2
The dollar amounts reported represent the amount of “compensation actually paid” to Mr. Snowden, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Snowden during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Compensation Actually Paid Calculation” table displays the adjustments made to Mr. Snowden’s total compensation for each year to determine the compensation actually paid.

3
The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Snowden) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Snowden) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022 and 2023, Felicia Hendrix, Todd George and Chris Rogers; (ii) for 2021, Felicia Hendrix, Todd George and Harper Ko; and (iii) for 2020, David Williams, William J. Fair and Carl Sottosanti.

4
The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Snowden), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Snowden) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Compensation Actually Paid Calculation” table displays the adjustments made to average total compensation for the NEOs as a group (excluding Mr. Snowden) for each year to determine the average compensation actually paid to the NEOs as a group (excluding Mr. Snowden).

5
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

6
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Russell 3000 Casino and Gambling Index.

7	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.
8
The Company believes Adjusted EBITDAR is the financial performance measure most closely linked to the calculation of compensation actually paid. Adjusted EBITDAR is a non-GAAP financial measure. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the section entitled “Non-GAAP Financial Measures” on pages 43 - 45 of our 2023 Annual Report.

PROXY STATEMENT - 2024 81
PAY VERSUS PERFORMANCE
Compensation Actually Paid Calculation

	PEO				NEO AVERAGE
	2023	2022	2021	2020	2023	2022	2021	2020
Summary Compensation Table Total	$15,542,305	$14,075,614	$65,887,214	$3,898,655	$3,800,856	$3,105,185	$3,440,477	$3,232,591
Less: Reported Fair Value of Equity Awards(a)	$8,953,479	$6,961,325	$57,104,584	$2,431,391	$2,045,705	$1,470,912	$1,645,208	$1,699,259
Add: Year End Fair Value of Equity Awards(b)	$9,604,572	$5,919,253	$22,335,085	$3,668,075	$2,302,218	$1,016,402	$1,231,271	$5,549,713
Add: Change in Fair Value of Outstanding and Unvested Equity Awards(b)	($4,077,352)	($18,419,902)	($20,839,582)	$64,271,366	($271,763)	($ 1,066,153)	($1,020,003)	$6,437,966
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year(b)	—	—	—	—	—	—	—	—
Add: Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year(b)	($1,928,849)	($4,686,713)	($ 2,316,737)	$6,092,864	$81,259	($ 172,109)	$20,909	($28,544)
Less: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year(b)	—	—	—	—	—	—	—	—
Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation(b)	—	—	—	—	—	—	—	—
Compensation Actually Paid(c)	$10,187,197	($10,073,072)	$7,961,396	$75,499,569	$3,866,865	$1,412,413	$2,027,447	$13,492,467
(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(c)	The Company does not maintain any defined benefit pension programs for its executives.

82 PROXY STATEMENT - 2024
PAY VERSUS PERFORMANCE
Financial Performance Measures
As described in greater detail in “Executive Compensation—Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The measures that the Company uses for both our long-term and short-term incentive awards are selected based on the objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. We believe Adjusted EBITDAR is the most meaningful critical indicator of the Company’s growth and financial health. Therefore, as described above, Adjusted EBITDAR is a key component of our incentive plan design. Because the other important metrics that the Company considers are operationally-based and in furtherance of our long-term strategy (e.g. omnichannel, Interactive and ESG goals), Adjusted EBITDAR is the only financial measure used to link “compensation actually paid” to our NEOs to company performance for the most recently completed fiscal year.
Analysis of the Information Presented in the Pay versus Performance Table
While the Company utilizes several non-financial performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long- term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

PROXY STATEMENT - 2024 83
PAY VERSUS PERFORMANCE
Compensation Actually Paid and Cumulative TSR
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Snowden and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Snowden) is aligned with the Company’s cumulative TSR over the four years presented in the table. The alignment of compensation actually paid with the Company’s cumulative TSR over the period presented is because a significant portion of the compensation actually paid to Mr. Snowden and to the other NEOs is comprised of equity awards. As described in more detail in the section “Compensation Discussion and Analysis,” in 2023, 90% of our Chief Executive Officer’s total target compensation, and 80% (on average) of our other NEOs’ total target compensation was variable and at risk, subject to achievement of pre-set performance goals or tied to our long-term stock price performance.

PENN & Peer TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Value of $100 Investment from 12/31/2019
$80
$70
$60
$50
$40
$30
$20
$10
$0
-$10
-$20
$350
$300
$250
$200
$150
$100
$50
$75.50
$337.91
$13.49
$202.86
$7.96
$2.03
$116.20
$1.41
$10.19
$3.87
$100.00
$100.00
$112.34
$110.71
($10.07)
$82.85
$101.80
$104.27
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
PENN TSR
Russell 3000 Casino & Gambling TSR

84 PROXY STATEMENT - 2024
PAY VERSUS PERFORMANCE
Compensation Actually Paid and Net Income
As demonstrated by the following table, the amount of compensation actually paid to Mr. Snowden and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Snowden) is generally aligned with the Company’s net income as presented in the table. While the Company does not use net income as a performance measure in the overall executive compensation program, the measure of net income is correlated with the measure Adjusted EBITDAR, which the company does use for when setting goals in the Company’s STIP and LTIP. As described in more detail in the section “Compensation Discussion and Analysis,” in 2023, 90% of our Chief Executive Officer’s total target compensation, and 80% (on average) of our other NEOs’ total target compensation was variable and at risk, subject to achievement of pre-set performance goals or tied to our long-term stock price performance.

PENN Net Income vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Net Income ($M)
$80
$70
$60
$50
$40
$30
$20
$10
$0
-$10
-$20
$600
$400
$200
$0
($200)
($400)
($600)
($800)
$75.50
$13.49
($669)
$7.96
$2.03
$421
($10.07)
$1.41
$222
$10.19
$3.87
($491)
FY 2020
FY 2021
FY 2022
FY 2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
Net Income ($M)

PROXY STATEMENT - 2024 85
PAY VERSUS PERFORMANCE
Compensation Actually Paid and Adjusted EBITDAR
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Snowden and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Snowden) is generally aligned with the Company’s Adjusted EBITDAR. While the Company uses numerous measures, both financial and non-financial, for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDAR is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to Company performance. The Company utilizes Adjusted EBITDAR when setting goals for the Company’s annual incentives to the NEOs under the Company’s incentive plan.

PENN Adjusted EBITDAR vs. Compensation Actually Paid
$80
$70
$60
$50
$40
$30
$20
$10
$0
-$10
-$20
Compensation Actually Paid ($M)
$2,500
$2,000
$1,500
$1,000
$500
$0
Adjusted EBITDAR ($M)
$75.50
$13.49
$1,095
$7.96
$2.03
$1,994
($10.07)
$1.41
$1,939
$10.19
$3.87
$1,513
FY 2020
FY 2021
FY 2022
FY 2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
Adjusted EBITDAR ($M)

86 PROXY STATEMENT - 2024
PAY VERSUS PERFORMANCE
Cumulative TSR of the Company and Cumulative TSR of the Peer Group
As demonstrated by the following graph, the Company’s cumulative TSR over the four-year period presented in the table was 1.8%, while the cumulative TSR of the peer group presented for this purpose over the same four-year period, the Russell 3000 Casino & Gambling Index, was 4.27%. For more information regarding the Company’s performance and the companies that the Compensation Committee considers when determining compensation, refer to “Compensation Discussion and Analysis” starting on page 48.

PENN & Peer TSR
Compensation Actually Paid ($M)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$337.91
$202.86
$116.20
$101.80
$100.00
$100.00
$112.34
$110.71
$82.85
$104.27
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
Russell 3000 Casino & Gambling TSR
PENN TSR

PROXY STATEMENT - 2024 87

PROPOSAL 3:
ADVISORY VOTE
TO APPROVE THE
COMPENSATION OF NAMED
EXECUTIVE OFFICERS
Introduction
We are asking shareholders to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers as reported in this Proxy Statement (commonly referred to as “say-on-pay”).
We encourage shareholders to read the Compensation Discussion and Analysis (CD&A) section of this Proxy Statement, which describes how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers. We believe shareholders should approve the Company’s compensation program because it is appropriate in the context of industry standards and is heavily weighted towards performance-based compensation that aligns executive compensation with the long-term strategic plans of the Company and shareholder interests. As more specifically described in the CD&A, the Committee believes the 2023 compensation paid to Mr. Snowden, the Company’s Chief Executive Officer, is reasonable and appropriate in light of the Company’s scale, objectives, achievements and performance.
The Board has adopted a policy providing for an annual say-on-pay advisory vote. In accordance with this policy and Section 14A of the Exchange Act and as a matter of good corporate governance, we are asking shareholders to approve, on a non-binding, advisory basis, the following resolution at the Annual Meeting:
“RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure included in the Company’s Proxy Statement for the 2024 Annual Meeting of Shareholders.”
This advisory say-on-pay resolution is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program. Unless the Board modifies its policy on the frequency of future say-on-pay advisory votes, the next say-on-pay advisory vote will be held at the 2025 Annual Meeting of Shareholders.

88 PROXY STATEMENT - 2024
PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
Vote Required
The affirmative vote of a majority of the votes cast is required for approval (on a non-binding, advisory basis) of this proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Board Recommendation	OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION.

PROXY STATEMENT - 2024 89
AUDIT COMMITTEE REPORT
Audit Committee Report

Jane Scaccetti Chair	Barbara Shattuck Kohn Member	Saul Reibstein Member
The following is a report by the Audit Committee of our Board of Directors regarding the responsibilities and functions of the Audit Committee. This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.
Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee is responsible for appointing, compensating, overseeing and, where appropriate, discharging and replacing the Company’s independent registered public accounting firm (the “independent accounting firm”). In addition, the Audit Committee is involved in the selection of the lead audit engagement partner whenever a rotational change is required by applicable law or listing standards or for any other reason. The independent accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In addition, the independent accounting firm will express its own opinion on the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes.
The function of the Audit Committee is not intended to duplicate or attest as to the activities of management and the independent accounting firm, nor can the Audit Committee certify that the independent accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent accounting firm based on the information it receives, discussions with management and the independent accounting firm and the experience of the Audit Committee’s members in business, financial and accounting matters.
In this context, the Audit Committee met and held numerous discussions with management and the independent accounting firm during 2023. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accounting firm. The Audit Committee discussed with the independent accounting firm matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board.
The independent accounting firm also provided to the Audit Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, Communications with Audit Committees Concerning Independence, and the Audit Committee discussed with the independent accounting firm the firm’s independence.
Based upon the Audit Committee’s discussion with management and the independent accounting firm and the Audit Committee’s review of the representations of management and the report of the independent accounting firm on the Consolidated Financial Statements, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s 2023 Annual Report filed with the SEC on February 22, 2024.

90 PROXY STATEMENT - 2024
PRINCIPAL ACCOUNTANT FEES AND SERVICES
A description of aggregate fees for professional services performed by Deloitte, which served as our independent public accounting firm for fiscal 2023 and 2022, is as follows:
FEES	FISCAL 2023	FISCAL 2022
Audit Fees (1)	$7,339,971	$7,059,221
Audit-Related Fees (2)	—	—
Tax Fees (3)	$20,000	$20,000
Other Fees (4)	$18,290	$18,290
Total Fees	$7,378,261	$7,097,511
(1)
Audit fees include fees associated with the annual audit, reviews of the Company’s quarterly reports on Form 10-Q, annual audits required by law for certain jurisdictions, and other audit and attestation services related to statutory or regulatory filings. Audit fees also include the audit of the Company’s internal controls over financial reporting, as required by Section 404 of the Sarbanes Oxley Act of 2002. Audit fees included additional fees associated with registration statement on Forms S-3 and S-8, comfort letters and consents.

(2)	There were no audit-related fees in 2023 or 2022.
(3)	Tax fees for 2023 and 2022 included advisory services.
(4)	Other fees for 2023 and 2022 included fees to the Canadian Public Accountability Board.
Pre-Approval Policies and Procedures of our Audit Committee
Our Audit Committee must pre-approve all audit services and permissible tax and non-audit services provided by our independent registered public accounting firm. In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority of permissible tax and non-audit services to the chair of the Audit Committee or a subcommittee thereof. The chair must report any such pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

PROXY STATEMENT - 2024 91
OTHER MATTERS
Annual Report
The Company’s 2023 Annual Report is being made available to shareholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.
Changing the Way You Receive Proxy Materials in the Future
Instead of receiving a Notice of Availability in the mail for future meetings, shareholders may elect to receive links to proxy materials by e-mail or to receive a paper copy of the proxy materials and a paper Proxy Card by mail. Opting to receive all future proxy materials online will save us the cost of producing and mailing such documents to you and help us conserve natural resources. If you elect to receive proxy materials by e-mail, you will not receive a Notice of Availability in the mail. Instead, you will receive an e-mail with links to proxy materials and online voting. In addition, if you later elect to receive a paper copy of the proxy materials, or if applicable rules or regulations require paper delivery of the proxy materials, you will not receive a Notice of Availability in the mail. If you received a paper copy of the proxy materials or the Notice of Availability in the mail, you could eliminate all such paper mailings in the future by electing to receive an e-mail that will provide Internet links to these documents. You can change your election by directing your request in writing to PENN Entertainment, Inc., 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610, Attention: Secretary, or by sending a blank e-mail with the 16-digit control number on your Notice of Availability to sendmaterial@proxyvote.com, via the Internet at www.proxyvote.com, or by telephone at 1-800-579-1639. Your election will remain in effect until you change it.
Householding of Proxy Materials
Registered and “street-name” shareholders who reside at a single address receive only one annual report and proxy statement at that address unless a shareholder provides contrary instructions. This practice is known as “householding” and is designed to reduce duplicate printing and postage costs. However, if a shareholder wishes in the future to receive a separate annual report or proxy statement, he or she may contact Broadridge Financial Solutions at 1-866-540-7095, or in writing at Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717. In any event, if you did not receive an individual copy of this Proxy Statement or our 2023 Annual Report, we will send a copy to you promptly if you address your written request to the Secretary, PENN Entertainment, Inc., 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610. Shareholders can request householding if they receive multiple copies of the annual report and proxy statement by contacting Broadridge Financial Solutions at the address above.
Advance Notice Provision
Under the Company’s bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder present in person at the meeting who (i) was a shareholder of record at the time of giving notice and, at the time of the annual meeting is entitled to vote at the meeting, and (ii) has owned beneficially at least 1% of the Company’s common stock for a continuous period of not less than 12 months prior to making the proposal and who has delivered proper written notice to the Company’s Secretary (containing certain information specified in the bylaws about the shareholder and the proposed action) not less than 120 nor more than 150 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, proposals with respect to the 2025 annual meeting of shareholders must be delivered between January 7, 2025 and February 6, 2025. These requirements are separate from the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in the Company’s proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b).

92 PROXY STATEMENT - 2024
OTHER MATTERS
Shareholder Proposals under Rule 14a-8
Shareholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of shareholders in 2025 may do so by following the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by the Company’s Secretary no later than December 24, 2024. Proposals should be sent to the Company’s principal executive office, 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610, directed to the attention of the Secretary.
Director Nominations by Shareholders
Shareholders present in person at the meeting who (i) were shareholders of record at the time of giving notice and, at the time of the annual meeting are entitled to vote at the meeting, and (ii) who have beneficially owned at least 1% of the Company’s common stock for a continuous period of not less than 12 months before making such recommendation may submit director nominations to the Nominating and Corporate Governance Committee for consideration. To be timely, a shareholder’s notice to the Secretary must be hand delivered to or mailed (certified or registered mail, return receipt requested) and received by the Company Secretary at the principal executive offices of the Company not less than 120 nor more than 150 days prior to the anniversary date of the immediately preceding annual meeting of shareholders.
To be in proper written form, a shareholder’s notice must contain with respect to each nominee: (i) all information relating to such person that is required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors in a contested election, or otherwise required by Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; (ii) a description of all direct and indirect compensation, economic interests and other material monetary agreements, arrangements and understandings during the past three years between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates; (iii) a description of all relationships, agreements, arrangements and understandings between the proposed nominee and the recommending shareholder and the beneficial owner, if any; (iv) a description of all relationships between the recommended nominee and any of the Company’s competitors, customers, suppliers, labor unions or other related parties; and (v) a completed and signed questionnaire, representations, consent and agreement as required by the Company’s bylaws.
A shareholder’s notice must also contain certain other information regarding the shareholder giving the notice and the beneficial owner, if any, on whose behalf the recommendation for nomination or proposal is made, including: (i) the name, address and telephone number of such shareholder and the name, address and telephone number of such beneficial owner, if any; (ii) the class or series and number of shares and any other securities of the Company which are owned of record by such shareholder and beneficially by such beneficial owner, and the time period such shares have been held; (iii) any material pending or threatened legal proceeding in which such shareholder or beneficial owner is a party or material participant involving the Company or any of its officers or directors, or any affiliate of the Company, and any direct or indirect material interest in any material contract or agreement of such shareholder or beneficial owner with the Company, any affiliate of the Company or any principal competitor of the Company; (iv) a representation that such shareholder and beneficial owner, if any, intend to be present in person at the meeting; (v) a representation that such shareholder and such beneficial owner, if any, intend to continue to hold the reported securities through the date of the Company’s next annual meeting of shareholders; and (vi) a completed and signed questionnaire, representations, consent and agreement as required by the Company’s bylaws.
The notice shall be accompanied by a written consent of each recommended nominee to provide (i) all information necessary to enable the Company to respond fully to any suitability inquiry conducted under the executive, administrative, judicial and/or legislative rules, regulations, laws and orders of any jurisdiction to which the Company is then subject; (ii) a multi-jurisdictional personal disclosure form in the form customarily submitted by officers and directors of the Company; (iii) such additional information concerning the recommended nominee as may reasonably be required by the Nominating and Corporate Governance Committee and/or Board to determine the eligibility of such recommended nominee to serve as an independent director of the Company, that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee, and to evaluate whether the recommended nominee is an unsuitable person; and (iv) a background check to confirm the qualifications and character of the recommended nominee, to evaluate whether the nominee is an unsuitable person, and to make such other determinations as the Nominating and Corporate Governance Committee or the Board may deem appropriate or necessary.

PROXY STATEMENT - 2024 93
OTHER MATTERS
Director Nominations by Shareholders (cont.)
Section 4.02(a) of the Company’s bylaws also includes director qualification requirements relating to suitability with respect to licensure and related gaming regulatory matters.
The foregoing is a summary of the requirements to properly nominate an individual for election to the Board. For further information regarding director nominations by shareholders, please see Article VII and Section 4.02(a) of the Company’s bylaws.
Other Matters to Come Before the 2024 Annual Meeting
Our Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

94 PROXY STATEMENT - 2024
ABOUT THE MEETING: QUESTIONS AND ANSWERS
Why Am I Receiving This Proxy Statement?
This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting to be held for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. This solicitation is made by PENN Entertainment on behalf of our Board of Directors. This Proxy Statement, the enclosed Proxy Card and our 2023 Annual Report are first being mailed to shareholders beginning on or about April 23, 2024.
What Am I Being Asked To Vote On, And What Are The Board Of Directors’ Voting Recommendations?
PROPOSAL	BOARD VOTE RECOMMENDATION	PAGE REFERENCE
Proposal 1: Election of Class I Directors	FOR each Nominee	20
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	42
Proposal 3: Advisory Vote to Approve the Compensation of Named Executive Officers	FOR	87
Will Any Other Matters Be Voted On?
The proposals set forth in this Proxy Statement constitute the only business that the Board of Directors intends to present at the Annual Meeting. The proxy does, however, confer discretionary authority upon the persons designated as proxy holders on the Proxy Card, or their substitutes, to vote on any other business that may properly come before the meeting.
Who Is Entitled To Vote At The Annual Meeting?
Only holders of record of our common stock, or their duly appointed proxies, as of the close of business on April 5, 2024, the Record Date for the Annual Meeting, are entitled to receive notice of and to vote at the Annual Meeting and all postponements or adjournments thereof. Our common stock constitutes the only class of securities entitled to vote at the meeting.
What Are The Voting Rights Of Shareholders?
Each share of common stock outstanding on the Record Date entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.
PROPOSAL	VOTE REQUIRED	BROKER DISCRETIONARY ALLOWED?
Election of Class I Directors	Plurality of Votes Cast	No
Ratification of PwC	Majority of Votes Cast	Yes
Advisory Vote on Executive Compensation	Majority of Votes Cast	No
In accordance with the voting standards set forth above, withholds, abstentions and broker non-votes have no effect on any of the proposals.

PROXY STATEMENT - 2024 95
ABOUT THE MEETING: QUESTIONS AND ANSWERS
How Can I Attend And Vote At The Annual Meeting?
The Annual Meeting will be held virtually; you will not be able to attend the Annual Meeting in person. You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on April 5, 2024, the Record Date for the Annual Meeting.
•
Attending the Annual Meeting: To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/PENN2024. You will be asked to enter the 16-digit control number found on the proxy card or the voting instruction form that accompanied your proxy materials.

•
Voting During the Annual Meeting: If you are a shareholder as of the Record Date, you may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

•
Technical Support for the Annual Meeting: If you have difficulty accessing the virtual Annual Meeting, Technicians will be available to assist you via the toll-free phone number listed at www.virtualshareholdermeeting.com/PENN2024.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting. For information on how to vote prior to the Annual Meeting, see “How Do I Vote Without Attending the Annual Meeting?”
How Do I Vote Without Attending The Annual Meeting?
Voting by Proxy for Shares Registered Directly in the Name of the Shareholder. If you are a shareholder of record, you may instruct the proxy holders named in the Proxy Card how to vote your shares of common stock in one of the following ways:
•
Vote by Internet. To vote on the Internet, you must go to www.proxyvote.com, have your Notice of Availability, Proxy Card or voting instruction form in hand and follow the instructions. If you vote via the Internet, you do not need to return your Proxy Card.

•
Vote by Phone. To vote by telephone, you must call the toll-free number listed on your Notice of Availability and/or Proxy Card, have your Notice of Availability, Proxy Card or voting instruction form in hand and follow the instructions. If you vote by telephone, you do not need to return your Proxy Card.

•
Vote by Mail. To vote by mail, if you have not already received one, you may request a Proxy Card from us as instructed in the Notice of Availability and sign, date and mail the Proxy Card in the postage-paid envelope provided. Properly signed and returned proxies will be voted in accordance with the instructions contained therein.

Voting by Proxy for Shares Held in Street Name. If you are the beneficial owner of shares of common stock held in “street name” (that is, through a bank, broker or other nominee), then you should follow the instructions provided to you by your broker, bank or other nominee.
Will I Be Able To Participate In The Virtual Annual Meeting In The Same Way That I Would Be Able To Participate In An In-Person Annual Meeting?
Yes. We have taken steps to ensure that the format of the virtual Annual Meeting affords shareholders the same rights and opportunities to participate as they would at an in-person meeting. We have also enhanced shareholder access, participation and communication by providing shareholders the ability to submit questions in advance of the meeting.
You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your control number found on your Proxy Card, voting instruction form or Notice of Availability. Questions may also be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/PENN2024 . The Company will respond to as many inquiries at the Annual Meeting as time allows, although questions may be limited on a per shareholder basis due to time constraints. Off-topic, personal or other inappropriate questions will not be answered.

96 PROXY STATEMENT - 2024
ABOUT THE MEETING: QUESTIONS AND ANSWERS
A replay of the meeting, as well as any appropriate questions pertinent to meeting matters and management’s answers that could not be answered during the meeting due to time constraints, will be made publicly available through our investor relations website promptly after the virtual annual meeting.
What Will Constitute A Quorum At The Annual Meeting?
The presence in person (virtually) or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast on any matter at the Annual Meeting as of April 5, 2024 will constitute a quorum, permitting the shareholders to conduct business at the Annual Meeting. As of the April 5, 2024 Record Date, there were 151,867,302 shares of common stock outstanding. If you have returned valid proxy instructions or if you hold your shares of common stock in your own name as a holder of record and attend the Annual Meeting (virtually), your shares will be counted for the purpose of determining whether there is a quorum. We will include abstentions and “broker non-votes” in the calculation of the number of shares of common stock considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time to a date not more than 120 days after June 4, 2024, by the vote of a majority of the shares of common stock represented at the Annual Meeting in person (virtually) or by proxy until a quorum has been obtained.
What Are Broker Non-Votes?
A broker non-vote occurs when a broker, bank, or other nominee holding shares on behalf of a beneficial owner is prohibited from exercising discretionary voting authority for a beneficial owner who has not provided voting instructions. Brokers, banks, and other nominees may vote without instruction only on “routine” proposals. On “non-routine” proposals, nominees cannot vote without instructions from the beneficial owner, resulting in so called “broker non-votes.” Proposal 2, the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, is the only routine proposal on the ballot for the Annual Meeting. All other proposals are non- routine. If you hold your shares with a broker, bank, or other nominee, they will not be voted on non-routine proposals unless you give voting instructions to such nominee.
How Are The Proxy Card Votes Counted?
If the accompanying Proxy Card is properly completed, signed and returned to us, and not subsequently revoked, it will be voted as directed by you. If the Proxy Card is submitted, but voting instructions are not provided, the proxy will be voted in accordance with the Board’s recommendation for each proposal herein and as recommended by our Board of Directors with regard to any other matters that may properly come before the Annual Meeting, if no such recommendation is given, in the discretion of the proxy holders.
May I Change My Vote After I Submit My Proxy Card?
Yes. You may revoke a previously granted proxy at any time before it is exercised by any of the following actions:
•	notifying our Secretary in writing that you would like to revoke your proxy; or
•	attending our Annual Meeting (virtually) and following the instructions available on the meeting website during the meeting.
If your shares of common stock are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy voting instructions.

PROXY STATEMENT - 2024 97
ABOUT THE MEETING: QUESTIONS AND ANSWERS
Who Pays The Costs Of Soliciting Proxies?
We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies through the Internet or by mail, our directors, officers and employees may also solicit proxies in person, by telephone, electronically, by mail or other means, but they will not be specifically compensated for these services. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, such beneficial owners.
We may retain the services of a proxy solicitation firm if, in the Board’s view, it is deemed necessary or advisable. Although we do not currently expect to retain such a firm, we estimate that the fees of such firm could be up to $25,000, plus out-of-pocket expenses, all of which would be paid by us.
What Should I Do If I Received More Than One Notice Of Availability?
There are circumstances under which you may receive more than one Notice of Availability. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each such brokerage account. In addition, if you are a shareholder of record and your shares are registered in more than one name, you will receive more than one Notice of Availability. Please authorize your proxy in accordance with the instructions of each Notice of Availability separately, since each one represents different shares that you own.
You should rely only on the information provided in this Proxy Statement. No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, you should not rely on that information or representation as having been authorized by us. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

PROXY STATEMENT - 2024 A-1
APPENDIX
Appendix A: Reconciliation of GAAP to non-GAAP Financial Measures
In addition to reporting financial results in accordance with GAAP, the Company also periodically excludes special items to calculate financial metrics utilized for executive compensation plans. The following table includes a reconciliation of net loss, which is determined in accordance with GAAP, to Adjusted EBITDA and Adjusted EBITDAR for the year ended December 31, 2023, which are non-GAAP financial measures reported with “Non-GAAP Financial Measures” on pages 43 - 45 of our 2023 Annual Report. The Company believes Adjusted EBITDAR is the financial performance measure most closely linked to the calculation of compensation actually paid and periodically excludes special items to calculate financial metrics utilized in its executive compensation plans. Special items represent significant charges or credits that are important to an understanding of the Company’s ongoing operations. The adjusted amounts used for 2023 STIP compensation purposes differ from the adjusted amounts used by the Company elsewhere or which are included in the Company’s Form 10-K or Annual Report.
STIP Award Metrics: Adjusted EBITDAR Used for Compensation Purposes
(DOLLARS IN MILLIONS)	FOR THE YEAR ENDED DECEMBER 31, 2023
Net loss	(491.4)
Income tax benefit	(8.2)
Interest expense, net	464.7
Interest income	(40.3)
Income from unconsolidated affiliates	(25.3)
Gain on Barstool Acquisition, net	(83.4)
Gain on REIT transactions, net	(500.8)
Other income	(5.5)
Operating loss	(690.2)
Loss on disposal of Barstool	923.2
Stock-based compensation	85.9
Cash-settled stock-based award variance	(13.8)
Loss on disposal of assets	0.1
Contingent purchase price	1.9
Depreciation and amortization	435.1
Impairment losses	130.6
Insurance, recoveries, net of deductible charges	(13.9)
Income from unconsolidated affiliates	25.3
Non-operating items of equity, method investments	7.4
Other expenses	29.9
Adjusted EBITDA (1)	921.5
Rent expense associated with triple net operating leases	591.1
Adjusted EBITDAR (2)	1,512.6
Adjustments Approved for 2023 Bonus Program (STIP) (3)	384.0
Adjusted EBITDAR Used in 2023 Bonus Program (STIP) (3)	1,896.6
(1)
We define Adjusted EBITDA as earnings before interest expense, net; interest income; income taxes; depreciation and amortization; stock-based compensation; debt extinguishment charges; impairment losses; insurance recoveries, net of deductible charges; changes in the estimated fair value of our contingent purchase price obligations; gain or loss on disposal of assets; the difference between budget and actual expense for cash-settled stock-based awards; pre-opening expenses; loss on disposal of a business; non-cash gains/losses associated with REIT transactions; non-cash gains/losses associated with partial and step acquisitions as measured in accordance with ASC 805 “Business Combinations;” and other. Adjusted EBITDA is inclusive of income or loss from unconsolidated affiliates, with our share of non-operating items (such as interest expense, net; income taxes; depreciation and amortization; and stock-based compensation expense) added back for Barstool (prior to our acquisition of Barstool on February 17, 2023) and our Kansas Entertainment, LLC joint venture. Adjusted EBITDA is inclusive of rent expense associated with our triple net operating leases with our REIT landlords.

(2)
We define Adjusted EBITDAR as Adjusted EBITDA (as defined above) plus rent expense associated with triple net operating leases (which is a normal, recurring cash operating expense necessary to operate our business).

(3)
Adjustments to the target and achieved performance results for the 2023 STIP calculation of Adjusted EBITDAR only include Interactive segment results for January 1 to June 30, 2023, the period prior to the Company’s decision to enter into a strategic alliance with ESPN, and to exclude Interactive segment results for the period following the Company’s decision to launch ESPN BET.

2024

Notice of annual meeting
and proxy statement

PENN ENTERTAINMENT

PENN PLAY

Media | Casinos & Racetracks | Sports Betting | Online Gaming

theScore | Hollywood Casino | Ameristar | L'auberge | M Resort · Spa · Casino | ESPN BET | theScore BET | Hollywood Casino

PENN ENTERTAINMENT

PENN ENTERTAINMENT, INC.
825 BERKSHIRE BLVD.
SUITE 200
WYOMISSING, PA 19610

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PENN2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by PENN Entertainment, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V44029-P04610 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PENN ENTERTAINMENT, INC.

The Board of Directors recommends you vote FOR ALL for the following:

	For All	Withhold All	For All Except
1. Election of three Class I directors to serve until the 2027 Annual Meeting of Shareholders and until their respective successors are elected and qualified to serve.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Handler
02) Vimla Black-Gupta
03) Anuj Dhanda

The Board of Directors recommends you vote FOR proposals 2, and 3.

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2024 fiscal year.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation paid to the Company's named executive officers.	☐	☐	☐

NOTE: At their discretion, the named proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V44030-P04610

PENN ENTERTAINMENT, INC.
ANNUAL MEETING OF SHAREHOLDERS, JUNE 4, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Form hereby appoint(s) Jay A. Snowden and Christopher Rogers and each of them, as attorneys and proxies, with full power of substitution, to vote on behalf of the shareholder(s) all of the shares of Common Stock of PENN Entertainment, Inc. (the "Company") which the shareholders would be entitled to vote if virtually present at the Annual Meeting of Shareholders thereof to be held on June 4, 2024 and at any and all postponements and adjournments thereof, upon the matters listed on the reverse side. Such meeting will be held via live webcast on the Internet at www.virtualshareholdermeeting.com/PENN2024.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN. WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR ALL NOMINEES FOR DIRECTOR, FOR PROPOSALS 2 AND 3 AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT OF SUCH MEETING.

PLEASE DATE AND SIGN ON THE OTHER SIDE AND RETURN THIS PROXY PROMPTLY.